File No. 811-2657
                                                                File No. 2-56969


                       SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.   20549

                                   Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     X

                        Pre-Effective Amendment No. ____
                        Post-Effective Amendment No. 38

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
OF 1940                                                     X

                                Amendment No. 28


UNITED MUNICIPAL BOND FUND, INC.
                      (Exact Name as Specified in Charter)

6300 Lamar Avenue, Shawnee Mission, Kansas               66202-4200
            (Address of Principal Executive Office)       (Zip Code)

Registrant's Telephone Number, including Area Code  (913) 236-2000

Sharon K. Pappas, P. O. Box 29217, Shawnee Mission, Kansas  66201-9217
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective

          _____  immediately upon filing pursuant to paragraph (b)
          __X__  on December 31, 1997 pursuant to paragraph (b)
          _____  60 days after filing pursuant to paragraph (a)(1)
          _____  on (date) pursuant to paragraph (a)(1)
          _____  75 days after filing pursuant to paragraph (a)(2)
          _____  on (date) pursuant to paragraph (a)(2) of Rule 485
          _____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

       ==================================================================

                    DECLARATION REQUIRED BY RULE 24f-2(a)(1)

     The issuer has registered an indefinite amount of its securities under the Securities Act of 1933 pursuant to Rule 24f-2(a)(1). Notice for the Registrant's fiscal year ended September 30, 1997 was filed on or about November 26, 1997.

                        UNITED MUNICIPAL BOND FUND, INC.
                        ================================

                             Cross Reference Sheet
                             =====================

Part A of
Form N-1A
Item No.                      Prospectus Caption
---------                     ------------------

 1 ........................   Cover Page
 2(a) .....................   Expenses
  (b) .....................   An Overview of the Fund
  (c) .....................   An Overview of the Fund
 3(a) .....................   Financial Highlights
  (b) .....................   *
  (c) .....................   Performance
  (d) .....................   Performance; About Your Account
 4(a) .....................   About the Investment Principles of the Fund; About
                              the Management and Expenses of the Fund
  (b) .....................   About the Investment Principles of the Fund
  (c) .....................   An Overview of the Fund; About the Investment
                              Principles of the Fund
 5(a) .....................   About the Management and Expenses of the Fund
  (b)......................   Inside Back Cover; About the Management and
                              Expenses of the Fund
  (c) .....................   About the Management and Expenses of the Fund
  (d) .....................   About the Management and Expenses of the Fund
  (e) .....................   Inside Back Cover; About the Management and
                              Expenses of the Fund
  (f) .....................   Expenses; About the Management and Expenses of the
                              Fund
  (g)......................   *
5A.........................   **
 6(a) .....................   About the Management and Expenses of the Fund
  (b) .....................   *
  (c) .....................   *
  (d) .....................   About the Management and Expenses of the Fund
  (e) .....................   About Your Account
  (f)......................   About Your Account
  (g) .....................   About Your Account
  (h) .....................   About the Management and Expenses of the Fund
 7(a) .....................   Inside Back Cover; About Your Account; About the
                              Management and Expenses of the Fund
  (b) .....................   About Your Account
  (c) .....................   About Your Account
  (d) .....................   About Your Account
  (e) .....................   *
  (f) .....................   About the Management and Expenses of the Fund
 8(a) .....................   About Your Account
  (b) .....................   *
  (c) .....................   About Your Account
  (d) .....................   About Your Account
 9 ........................   *


Part B of
Form N-1A
Item No.                      SAI Caption
---------                     -----------

10(a) .....................   Cover Page
  (b) .....................   *
11 ........................   Cover Page
12 ........................   *
13(a) .....................   Goal and Investment Policies
  (b) .....................   Goal and Investment Policies
  (c) .....................   Goal and Investment Policies
  (d) .....................   Goal and Investment Policies
14(a) .....................   Directors and Officers
  (b) .....................   Directors and Officers
  (c) .....................   Directors and Officers
15(a) .....................   *
  (b) .....................   Directors and Officers
  (c) .....................   Directors and Officers
16(a)(i) ..................   Investment Management and Other Services
  (a)(ii) .................   Directors and Officers
  (a)(iii) ................   Investment Management and Other Services
  (b) .....................   Investment Management and Other Services
  (c) .....................   *
  (d) .....................   Investment Management and Other Services
  (e) .....................   *
  (f) .....................   Investment Management and Other Services
  (g) .....................   *
  (h) .....................   Investment Management and Other Services
  (i) .....................   Investment Management and Other Services
17(a) .....................   Portfolio Transactions and Brokerage
  (b) .....................   *
  (c) .....................   Portfolio Transactions and Brokerage
  (d) .....................   Portfolio Transactions and Brokerage
  (e) .....................   *
18(a) .....................   Other Information
  (b) .....................   *
19(a) .....................   Purchase, Redemption and Pricing of Shares
  (b) .....................   Purchase, Redemption and Pricing of Shares
  (c) .....................   Purchase, Redemption and Pricing of Shares
20 ........................   Payments to Shareholders; Taxes
21(a) .....................   Investment Management and Other Services
  (b) .....................   Investment Management and Other Services
  (c) .....................   *
22(a) .....................   *
  (b)(i) ..................   Performance Information
  (b)(ii) .................   Performance Information
  (b)(iii) ................   Performance Information
  (b)(iv)..................   Performance Information
23 ........................   Financial Statements
---------------------------------------------------------------------------
  *Not Applicable or Negative Answer
**Included in Annual Report to Shareholders

Please read this Prospectus before investing, and keep it on file for future reference. It sets forth concisely the information about the Fund that you ought to know before investing.

Additional information has been filed with the Securities and Exchange Commission and is contained in a Statement of Additional Information ("SAI") dated December 31, 1997. The SAI is available free upon request to the Fund or Waddell & Reed, Inc., the Fund's underwriter, at the address or telephone number below. The SAI is incorporated by reference into this Prospectus, and you will not be aware of all facts unless you read both this Prospectus and the SAI.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

United Municipal Bond  Fund, Inc.
Class A Shares

This Fund seeks to provide income that is not subject to Federal income tax.

This Prospectus describes one class of shares of the Fund -- Class A Shares.

Prospectus
   December 31, 1997

UNITED MUNICIPAL BOND FUND, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
800-366-5465

Table of Contents

AN OVERVIEW OF THE FUND.........................................3

EXPENSES........................................................5

FINANCIAL HIGHLIGHTS............................................6

PERFORMANCE.....................................................8
 Explanation of Terms ..........................................8

ABOUT WADDELL & REED...........................................10

ABOUT THE INVESTMENT PRINCIPLES OF THE FUND....................11
 Investment Goal and Principles ...............................11
   Risk Considerations ........................................11
 Securities and Investment Practices ..........................12

ABOUT YOUR ACCOUNT.............................................26
 Ways to Set Up Your Account ..................................26
 Buying Shares ................................................26
 Minimum Investments ..........................................28
 Adding to Your Account .......................................28
 Selling Shares ...............................................29
 Shareholder Services .........................................31
   Personal Service ...........................................31
   Reports ....................................................31
   Exchanges ..................................................31
   Automatic Transactions .....................................32
 Distributions and Taxes ......................................32
   Distributions ..............................................32
   Taxes ......................................................33

ABOUT THE MANAGEMENT AND EXPENSES OF THE FUND..................36
 WRIMCO and Its Affiliates ....................................37
 Breakdown of Expenses ........................................38
   Management Fee .............................................38
   Other Expenses .............................................38

An Overview of the Fund

The Fund: This Prospectus describes the Class A shares of United Municipal Bond Fund, Inc., an open-end, diversified management investment company.

Goal and Strategies: United Municipal Bond Fund, Inc. (the "Fund") seeks to provide income not subject to Federal income tax through a diversified portfolio of primarily tax-exempt municipal bonds. See "About the Investment Principles of the Fund" for further information.

Management: Waddell & Reed Investment Management Company ("WRIMCO") provides investment advice to the Fund and manages the Fund's investments. WRIMCO is a wholly owned subsidiary of Waddell & Reed, Inc. WRIMCO, Waddell & Reed, Inc. and its predecessors have provided investment management services to registered investment companies since 1940. See "About the Management and Expenses of the Fund" for further information about management fees.

Distributor: Waddell & Reed, Inc. acts as principal underwriter and distributor of the shares of the Fund.

Purchases: You may buy Class A shares of the Fund through Waddell & Reed, Inc. and its account representatives. The price to buy a Class A share of the Fund is the net asset value of a Class A share plus a sales charge. See "About Your Account" for information on how to purchase Class A shares.

Redemptions: You may redeem your shares at net asset value. When you sell your shares, they may be worth more or less than what you paid for them. See "About Your Account" for a description of redemption and reinvestment procedures.

Who May Want to Invest: The Fund is designed for investors seeking current income that is primarily free from Federal income tax. You should consider whether the Fund fits with your particular investment objectives.

Risk Considerations: The Fund invests primarily in municipal bonds which may vary widely as to their interest rates, degree of security and maturity. The value of the Fund's investments and the income generated will vary from day to day, generally reflecting changes in interest rates, market conditions and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments. See "About the Investment Principles of the Fund" for information about the risks associated with the Fund's investments.

Expenses

Shareholder transaction expenses are charges you pay when you buy or sell shares of a fund.

Maximum sales load
  on purchases
  (as a percentage of
  offering price)        4.25%

Maximum sales load
  on reinvested
  dividends               None

Deferred
  sales load              None

Redemption fees           None

Exchange fee              None

Annual Fund operating expenses (as a percentage of average net assets).

Management fees         0.43%
12b-1 fees1             0.13%
Other expenses          0.11%
Total Fund operating
  expenses              0.67%

Example:  You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return2 and (2) redemption at the end of each time period:

 1 year                $ 49
 3 years               $ 63
 5 years               $ 78
10 years               $122

The purpose of this table is to assist you in understanding the various costs and expenses that a shareholder of the Class A shares of the Fund will bear directly or indirectly. The example should not be considered a representation of past or future expenses; actual expenses may be greater or lesser than those shown. For a more complete discussion of certain expenses and fees, see "Breakdown of Expenses."


1It is possible that long-term shareholders of the Fund may bear 12b-1 distribution fees which are more than the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc. See "Breakdown of Expenses."
2Use of an assumed annual return of 5% is for illustration purposes only and is not a representation of the Fund's future performance, which may be greater or lesser.

Financial Highlights

     The following information has been audited in conjunction with the audits of the Financial Statements of the Fund. Financial Statements for the fiscal year ended September 30, 1997 and the independent auditors' report of Deloitte & Touche LLP thereon are included in the SAI and should be read in conjunction with the Financial Highlights.

For a Class A share outstanding throughout each period.*

                                                       For the fiscal year ended September 30,
                               ------------------------------------------------------------------------------------------------
                                 1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
                                 ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
Net asset value,
  beginning of period .....     $7.32     $7.25     $6.91     $7.83     $7.40     $7.18     $6.66     $7.07     $6.91     $6.29
                                -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Income from investment operations:
  Net investment
    income ................      0.38      0.39      0.39      0.38      0.41      0.43      0.45      0.47      0.49      0.48
  Net realized and
    unrealized gain
    (loss) on
    investments ...........      0.30      0.12      0.38     (0.67)     0.65      0.35      0.52     (0.16)     0.22      0.62
                                -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Total from investment
  operations ..............      0.68      0.51      0.77     (0.29)     1.06      0.78      0.97      0.31      0.71      1.10
                                -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Less distributions:
  From net investment
    income ................     (0.37)    (0.39)    (0.39)    (0.38)    (0.40)    (0.43)    (0.45)    (0.49)    (0.48)    (0.48)
  From capital gains ......     (0.16)    (0.05)    (0.00)    (0.25)    (0.23)    (0.13)    (0.00)    (0.23)    (0.07)    (0.00)
  In excess of capital gains    (0.00)    (0.00)    (0.04)    (0.00)    (0.00)    (0.00)    (0.00)    (0.00)    (0.00)    (0.00)
                                -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Total distributions .......     (0.53)    (0.44)    (0.43)    (0.63)    (0.63)    (0.56)    (0.45)    (0.72)    (0.55)    (0.48)
                                -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Net asset value,
  end of period ...........     $7.47     $7.32     $7.25     $6.91     $7.83     $7.40     $7.18     $6.66     $7.07     $6.91
                                =====     =====     =====     =====     =====     =====     =====     =====     =====     =====
Total return** ............      9.77%     7.16%    11.51%    -3.91%    15.15%    11.41%    14.97%     4.46%    10.74%    18.07%
Net assets, end of
  period (000
  omitted) ................  $993,877  $996,939  $975,109  $950,952$1,055,434  $890,004  $769,122  $648,546  $594,733  $477,479
Ratio of expenses to
  average net assets ......      0.67%     0.68%     0.65%     0.64%     0.56%     0.57%     0.57%     0.57%     0.57%     0.58%
Ratio of net investment
  income to average
  net assets ..............      5.14%     5.23%     5.51%     5.17%     5.38%     5.92%     6.47%     6.82%     6.98%     7.32%
Portfolio turnover rate ...     47.24%    74.97%    70.67%    62.61%    94.51%   125.44%   144.36%   181.25%   226.41%   225.49%

 *On January 21, 1996, Fund shares outstanding were designated Class A shares.
**Total return calculated without taking into account the sales load deducted on an initial purchase.
Note:  During the fiscal periods ended September 30, 1997, 1996, 1995, 1994, 1993, 1992, 1991, 1990, 1989 and 1988, 67.70%,
       84.75%, 88.99%, 58.94%, 62.53%, 76.13%, 97.45%, 66.46%, 84.53% and 98.05%, respectively, of the dividends paid were exempt from Federal income tax.

Performance

     Mutual fund performance is commonly measured as total return. The Fund may also advertise its performance by showing yield and performance rankings. Performance information is calculated and presented separately for each class of Fund shares.

Explanation of Terms

     Total Return is the overall change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and other distributions. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. Non-standardized total return may not reflect deduction of the applicable sales charge or may be for periods other than those required to be presented or may otherwise differ from standardized total return. Total return quotations that do not reflect the applicable sales charge will reflect a higher rate of return.

     Yield refers to the income generated by an investment in the Fund over a given period of time, expressed as an annual percentage rate. The Fund's yield is based on a 30-day period ending on a specific date and is computed by dividing the Fund's net investment income per share earned during the period by the Fund's maximum offering price per share on the last day of the period. Tax-equivalent yield is calculated by applying the stated income tax rate to only the net investment income exempt from taxation according to a standard formula.

     Performance Rankings are comparisons of the Fund's performance to the performance of other selected mutual funds, selected recognized market indicators such as the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average, or non-market indices or averages of mutual fund industry groups. The Fund may quote its performance rankings and/or other information as published by recognized independent mutual fund statistical services or by publications of general interest. In connection with a ranking, the Fund may provide additional information, such as the particular category to which it relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

     All performance information that the Fund advertises or includes in information provided to present or prospective shareholders is historical in nature and is not intended to represent or guarantee future results. The value of the Fund's shares when redeemed may be more or less than their original cost.

     The Fund's recent performance and holdings will be detailed twice a year in the Fund's annual and semiannual reports, which are sent to all Fund shareholders.

About Waddell & Reed

     Since 1937, Waddell & Reed has been helping people make the most of their financial future by helping them take advantage of various financial services. Today, Waddell & Reed has over 2500 account representatives located throughout the United States. Your primary contact in your dealings with Waddell & Reed will be your local account representative. However, the Waddell & Reed shareholder services department, which is part of the Waddell & Reed headquarters operations in Overland Park, Kansas, is available to assist you and your Waddell & Reed account representative. You may speak with a customer service representative by calling the telephone number listed on the inside back cover of this Prospectus.

About the Investment Principles of the Fund

Investment Goal and Principles

     The goal of the Fund is to provide income that is not subject to Federal income tax. The Fund seeks to achieve this goal by investing principally in municipal bonds. There is no assurance that the Fund will achieve its goal.

     As used in this Prospectus, "municipal bonds" mean obligations the interest on which is not includable in gross income for Federal income tax purposes. See "Distributions and Taxes" concerning the Federal alternative minimum tax ("AMT"). The Fund anticipates that not more than 40% of the dividends it will pay to shareholders will be treated as a tax preference item for AMT purposes. The Fund and WRIMCO rely on the opinion of bond counsel for the issuer in determining whether obligations are municipal bonds.

     Sometimes WRIMCO may believe that a full or partial defensive position is desirable temporarily due to present or anticipated market or economic conditions that are affecting or could affect the values of municipal bonds. To achieve a temporary defensive posture, WRIMCO may take any one or more of the following steps: (i) shorten the average maturity of the Fund's portfolio; (ii) hold cash or debt securities other than municipal bonds ("taxable obligations") subject to the 10% limitation described below; and (iii) emphasize debt securities of a higher quality than those the Fund would ordinarily hold (see discussion of quality ratings below and in Appendix A to the SAI). A defensive posture might reduce the Fund's yield. As an alternative to taking a temporary defensive position or in order to more quickly participate in market or economic conditions, the Fund may buy or sell futures contracts, as discussed below.

Risk Considerations

     There are risks inherent in any investment. The Fund is subject to varying degrees of market risk, financial risk and, in some cases, prepayment risk. Market risk is the potential for fluctuations in the price of the security because of market factors. Because of market risk, you should anticipate that the share price of the Fund will fluctuate. Financial risk is based on the financial situation of the issuer. The financial risk of the Fund depends on the credit quality of the underlying securities. Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid prior to its expected maturity date.

     Because the Fund owns different types of investments, its performance will be affected by a variety of factors. The value of the Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news.

     The Fund may also invest in certain derivative instruments, including options, futures contracts, options on futures contracts, swaps, caps, collars, floors, indexed securities, stripped securities and mortgage-backed and other asset-backed securities. The use of derivative instruments involves special risks. See "Risks of Derivative Instruments" for further information on the risks of investing in these instruments.

     Income from taxable obligations, repurchase agreements and derivative instruments will be subject to Federal income tax.

Securities and Investment Practices

     The following pages contain more detailed information about types of instruments in which the Fund may invest and strategies WRIMCO may employ in pursuit of the Fund's investment goal. A summary of risks associated with these instrument types and investment practices is included as well.

     WRIMCO might not buy all of these instruments or use all of these techniques to the full extent permitted by the Fund's investment policies and restrictions unless it believes that doing so will help the Fund achieve its goal.

     Certain of the investment policies and restrictions of the Fund are also stated below. A fundamental policy of the Fund may not be changed without the approval of the shareholders of the Fund. Operating policies may be changed by the Board of Directors without the approval of the affected shareholders. The goal of the Fund and the types of securities and other assets in which it may invest are fundamental policies. Unless otherwise indicated, other policies are operating policies.

     Policies and limitations are typically considered at the time of purchase; the sale of instruments is usually not required in the event of a subsequent change in circumstances.

     Please see the SAI for further information concerning the following instruments and associated risks and the Fund's investment policies and restrictions.

     Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main kinds of municipal bonds are general obligation bonds and revenue bonds. For general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source.

     Industrial development bonds are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. Their credit quality is generally dependent on the credit standing of the company involved. To the extent that the Fund invests in municipal bonds the payment of principal and interest on which is derived from revenue of similar projects, or in municipal bonds of issuers located in the same geographic area, the Fund may be more susceptible to the risks associated with economic, political or regulatory occurrences that might adversely affect particular projects or areas. Similarly, to the extent the Fund invests up to 25% of its assets in industrial revenue bonds issued for any one industry, the Fund may be susceptible to the risks associated with a particular industry. See the SAI for examples of the types of projects in which the Fund may invest from time to time and for a discussion of the risks associated with such projects.

     Other municipal obligations include lease obligations of municipal authorities or entities and participations in these obligations (collectively, "lease obligations"). WRIMCO determines liquidity of lease obligations in accordance with guidelines established by the Fund's Board of Directors.
Unrated municipal lease obligations are considered to be illiquid. In determining the credit quality of unrated municipal lease obligations, one of the factors, among others, to be considered is the likelihood that the lease will not be canceled. Certain "non-appropriation" lease obligations may present special risks because the municipality's obligation to make future lease or installment payments depends on money being appropriated each year for this purpose.

     Municipal bonds vary widely as to their interest rates, degree of security and maturity. Bonds are selected on the basis of quality, yield and diversification. Factors that affect the yield on municipal bonds include general money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the nature of the issue. Lower-rated bonds usually, but not always, have higher yields than similar but higher-rated bonds.

     Medium- or lower-rated municipal securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is very limited. This factor may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets.

     Lower-quality debt securities (commonly called "junk bonds") are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. While the market for high-yield, high-risk corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield, high-risk bond market, especially during periods of economic recession. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, WRIMCO's research and credit analysis are an especially important part of managing securities of this type held by the Fund. WRIMCO continuously monitors the issuers of lower-rated debt securities in the Fund's portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

     While credit ratings are only one factor WRIMCO relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and the Fund may retain a portfolio security whose rating has been changed.

     Policies and Restrictions: As a fundamental policy, at least 80% of the Fund's net assets will be invested during normal market conditions in municipal bonds.

     As a fundamental policy, when WRIMCO believes market conditions dictate, the Fund may have more than 25% of its assets invested in industrial development bonds the interest on which is paid by revenues from generating plants.

     As a fundamental policy, the Fund may not purchase any municipal bonds that are not either (i) rated at least BBB by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or Baa by Moody's Investors Service, Inc. ("MIS"), or (ii) are unrated municipal bonds that, in the opinion of WRIMCO, would have the quality ratings described above if they were rated, unless thereafter at least 80% of the value of the Fund's total assets would consist of cash or municipal bonds that were of such quality at the time of purchase. See Appendix A to the SAI for a description of bond ratings.

     Debt Securities. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values.

     Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate debt securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. The values of floating and adjustable-rate debt securities are not as sensitive to changes in interest rates as the values of fixed-rate debt securities. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds.

     U.S. Government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. Government ("U.S. Government Securities"). Not all U.S. Government Securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. Government to purchase the agencies' obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

     The Fund may invest in zero coupon securities that are zero coupon bonds of municipal and corporate issuers, "stripped" U.S. Treasury notes and bonds and other securities that are issued with original issue discount ("OID"). Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater fluctuations in response to changing interest rates than the prices of debt obligations of comparable maturities that make current distributions of interest in cash.

     The Federal tax law requires that a holder of a security with OID accrue as income (or, in the case of a municipal OID security, otherwise take into account) each year a ratable portion of the OID on the security, even though the holder may receive no interest payment on the security during the year. Accordingly, although the Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current taxable and/or tax-exempt income attributable to those securities. Nevertheless, for income and excise tax purposes the Fund annually must distribute to its shareholders substantially all of its taxable net investment income, including OID, and also must distribute substantially all of its tax-exempt income. Accordingly, the Fund will be required to include in its dividends an amount equal to the income attributable to its zero coupon and other OID securities. See "Taxes" in the SAI. Those dividends will be paid from the Fund's cash assets or by liquidation of portfolio securities, if necessary, at a time when the Fund otherwise might not have done so.

     Money market instruments are high-quality, short-term debt instruments that present minimal credit risk. They may include U.S. Government Securities, commercial paper and other short-term corporate obligations, and certificates of deposit, bankers' acceptances, bank deposits and other financial institution obligations. These instruments may carry fixed or variable interest rates.

     Policies and Restrictions: As a fundamental policy, up to 10% of the Fund's assets may be invested in taxable obligations. As a fundamental policy, the only taxable obligations that the Fund may purchase are (i) U.S. Government Securities, (ii) bank obligations of domestic banks or savings and loan associations that are subject to regulation by the U.S. Government (which obligations may include certificates of deposit, letters of credit and acceptances), and (iii) commercial paper rated at least A by S&P or MIS. The Fund may also purchase these taxable obligations subject to repurchase agreements.

     The Fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation. This restriction does not apply to any obligations issued or guaranteed by the U.S. government or a state or local government authority, or their respective agencies or instrumentalities, or to collateralized mortgage obligations, other mortgage-related securities, asset-backed securities, indexed securities or over-the-counter derivative instruments.

     The Fund does not intend to invest more than 5% of its assets in U.S. Government Securities.

     Debt Holdings, by Ratings. During the fiscal year ended September 30, 1997, the percentage of the assets of the Fund invested in debt securities in each of the rating categories of S&P and the corporate debt securities not rated by an established rating service, determined on a dollar-weighted average, were as follows:

Rated   Percentage of
by S&P   Fund Assets
------ ----------------
AAA          30.6%
AA            9.1
A            21.7
BBB          15.7
BB            8.8
B             0.1
CCC           0.0
CC            0.0
C             0.0
D             0.0
Unrated (Equivalent to)
-------
AAA           1.7%
AA            2.7
A             7.1
BBB           2.0
BB            0.0
B             0.0
CCC           0.0
CC            0.0
C             0.0
D             0.0

     The percentage of assets in each category was calculated on the basis of a monthly dollar-weighted average. The monthly dollar-weighted average was calculated using the market value of the securities in the Fund's portfolio at the end of each month in the thirteen-month period ended with its last fiscal year, averaged over its last fiscal year. The rating used for each security is that security's rating as of the end of each month and, as ratings may change over time, does not necessarily indicate past or future ratings of any particular security or the ratings of securities in the Fund's portfolio in general. Asset composition of the Fund by rating categories at any particular time does not necessarily indicate future asset composition by rating categories.

     Options, Futures and Other Strategies. The Fund may use certain options, futures contracts, swaps, caps, collars, floors, indexed securities, mortgage-backed and other asset-backed securities and certain other strategies described herein to attempt to enhance income or yield or to attempt to reduce the risk of its investments. The strategies described below may be used in an attempt to manage certain risks of the Fund's investments that can affect fluctuation in its net asset value. The Fund may also use various techniques to increase or decrease its exposure to changing security prices, interest rates or other factors that affect security values.

     The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. The Fund might not use any of these strategies, and there can be no assurance that any strategy that is used will succeed. The risks associated with such strategies are described below. Also see the SAI for more information on these instruments and strategies and their risk considerations.

     Policies and Restrictions: Subject to the Fund's fundamental policies and the further limitations stated in the SAI, generally the Fund may purchase and sell any type of derivative instrument (including, without limitation, futures contracts, options, forward contracts, swaps, caps, collars, floors and indexed securities). However, the Fund will only purchase or sell a particular derivative instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the derivative instrument is primarily measured. Dividends paid by the Fund that are attributable to income from taxable obligations and derivative instruments are subject to Federal income tax. See "Distributions and Taxes."

     Options. The Fund may engage in certain strategies involving options to attempt to enhance its income or yield or to attempt to reduce the overall risk of its investments. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon exercise price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

     Options offer large amounts of leverage, which will result in the Fund's net asset value being more sensitive to changes in the value of the related investment. There is no assurance that a liquid secondary market will exist for exchange-listed options. The market for options that are not listed on an exchange may be less active than the market for exchange-listed options. The Fund will be able to close a position in an option it has written only if there is a market for the offsetting put or call. If the Fund is not able to enter into an offsetting closing transaction on an option it has written, it will be required to maintain the securities, or cash in the case of an option on an index, subject to the call or the collateral underlying the put until a closing purchase transaction can be entered into or the option expires. Because index options are settled in cash, the Fund cannot provide in advance for its potential settlement obligations on a call it has written on an index by holding the underlying securities. The Fund bears the risk that the value of the securities it holds will vary from the value of the index.

     Futures Contracts and Options on Futures Contracts. When the Fund purchases a futures contract, it incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. When the Fund sells a futures contract, it incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed-upon price.

     When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If the Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in the futures contract (a long position if the option is a call and a short position if the option is a put).

     Indexed Securities are securities the value of which varies in relation to the value of other securities, securities indices or other financial indicators, subject to its operating policy regarding derivative instruments. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.
Indexed securities may be more volatile than the underlying instruments.

     Swaps, Caps, Collars and Floors. The Fund may enter into swaps, caps, collars and floors as described below. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to attempt to enhance income or yield.

     Swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling such floor. A collar combines elements of buying a cap and selling a floor.

     Depending on how they are used, the swap, cap, collar and floor agreements used by the Fund may also increase or decrease the overall volatility of its investments and its share price and yield. The most significant factor in the performance of these agreements is the change in the specific interest rate or other factors that determine the amounts of payments due to and from the Fund.

     The Fund usually will enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If, however, an agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. The creditworthiness of firms with which the Fund enters into swaps, caps, collars or floors will be monitored by WRIMCO in accordance with procedures adopted by the Board of Directors. If a firm's creditworthiness declines, the value of an agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The Fund understands that the position of the staff of the Securities and Exchange Commission is that assets involved in such transactions are illiquid and are, therefore, subject to the limitations on investment in illiquid investments as described in the SAI.

     Mortgage-Backed and Other Asset-Backed Securities are bonds backed by specific types of assets. Mortgage-backed securities represent direct or indirect interests in pools of underlying mortgage loans that are secured by real property. U.S. Government mortgage-backed securities are issued or guaranteed as to principal and interest (but not as to market value) by the Government National Mortgage Association, Fannie Mae (formerly, the Federal National Mortgage Association), the Federal Home Loan Mortgage Corporation or other government-sponsored enterprises. Other mortgage-backed securities are sponsored or issued by private entities, including investment banking firms and mortgage originators.

     Mortgage-backed securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-backed securities are referred to in this Prospectus as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

     For example, interest-only ("IO") classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government guaranteed or considered to be of the highest quality. Conversely, principal-only ("PO") classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

     When interest rates decline and homeowners refinance their mortgages, mortgage-backed bonds may be paid off more quickly than investors expect. When interest rates rise, mortgage-backed bonds may be paid off more slowly than originally expected. Changes in the rate or "speed" of these prepayments can cause the value of mortgage-backed securities to fluctuate rapidly.

     Other asset-backed securities are similar to mortgage-backed securities, except that the underlying assets securing the debt are different. These underlying assets may be nearly any type of financial asset or receivable, such as motor vehicle installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from credit cards.

     The yield characteristics of mortgage-backed and other asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed and other asset-backed securities may also decrease in value as a result of increases in interest rates and, because of prepayments, may benefit less than other bonds from declining interest rates. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting the Fund's yield. Actual prepayment experience may cause the yield of a mortgage-backed security to differ from what was assumed when the Fund purchased the security.

     The market for privately issued mortgage-backed and other asset-backed securities is smaller and less liquid than the market for U.S. Government mortgage-backed securities. CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

     Risks of Derivative Instruments. The use of options, futures contracts, options on futures contracts, swaps, caps, collars and floors, and the investment in indexed securities, stripped securities and mortgage-backed and other asset-backed securities involve special risks, including (i) possible imperfect or no correlation between price movements of the portfolio investments (held or intended to be purchased) involved in the transaction and price movements of the instruments involved in the transaction, (ii) possible lack of a liquid secondary market for any particular instrument at a particular time,
(iii) the need for additional portfolio management skills and techniques, (iv) losses due to unanticipated market price movements, (v) the fact that, while such strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in investments involved in the transaction, (vi) incorrect forecasts by WRIMCO concerning interest rates or direction of price fluctuations of the investment involved in the transaction, which may result in the strategy being ineffective, (vii) loss of premiums paid by the Fund on options it purchases, and (viii) the possible inability of the Fund to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate assets in connection with such transactions and the possible inability of the Fund to close out or liquidate its position.

     For a hedging strategy to be completely effective, the price change of the hedging instrument must equal the price change of the investment being hedged. The risk of imperfect correlation of these price changes increases as the composition of the Fund's portfolio diverges from instruments underlying a hedging instrument. Such equal price changes are not always possible because the investment underlying the hedging instruments may not be the same investment that is being hedged. WRIMCO will attempt to create a closely correlated hedge but hedging activity may not be completely successful in eliminating market value fluctuation.

     WRIMCO may use derivative instruments for hedging purposes to adjust the risk characteristics of the Fund's portfolio of investments and may use some of these instruments to adjust the return characteristics of the Fund's portfolio of investments. The use of derivative techniques for speculative purposes can increase investment risk. If WRIMCO judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised or if there is not a liquid secondary market to close out a position that the Fund has entered into.

     The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of general interest rate trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place.

     Options and futures transactions may increase portfolio turnover rates, which results in correspondingly greater commission expenses and transaction costs and may result in certain tax consequences.

     New financial products and risk management techniques continue to be developed. The Fund may use these instruments and techniques to the extent consistent with its goal, investment policies and regulatory requirements applicable to investment companies.

     When-Issued and Delayed-Delivery Transactions are trading practices in which payment and delivery for the securities take place at a future date. The market value of a security could change during this period, which could affect the Fund's yield.

     The Fund may purchase municipal bonds on a when-issued or delayed-delivery basis and sell municipal bonds on a delayed-delivery basis. When purchasing municipal bonds on a delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. When the Fund sells a municipal bond on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the bond. If the other party to a delayed-delivery transaction fails to deliver or pay for the bonds, the Fund could miss a favorable price or yield opportunity or could suffer a loss.

     Repurchase Agreements. In a repurchase agreement, the Fund buys a security at one price and simultaneously agrees to sell it back at a higher price.
Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

     Policies and Restrictions: The Fund may not enter into a repurchase agreement if, as a result, more than 10% of its net assets would consist of illiquid investments, which include repurchase agreements not terminable within seven days.

     Restricted Securities and Illiquid Investments. Restricted securities are securities that are subject to legal or contractual restrictions on resale. Restricted securities may be illiquid due to restrictions on their resale. Certain restricted securities may be determined to be liquid in accordance with guidelines adopted by the Fund's Board of Directors.

     Illiquid investments may be difficult to sell promptly at an acceptable price. Difficulty in selling securities may result in a loss or may be costly to the Fund.

     Policies and Restrictions: The Fund may not purchase a security if, as a result, more than 10% of its net assets would consist of illiquid investments.

     Diversification. Diversifying the Fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.

     Policies and Restrictions: As a fundamental policy, the Fund may not, with respect to 75% of its total assets, purchase securities of any one issuer (other than cash items and "Government Securities" as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), if immediately after and as a result of such purchase, the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets.

     There is a question as to who is the issuer of certain types of municipal bonds. For example, municipal bonds may be created by a particular government but be backed only by the assets and revenues of a subdivision of that government such as an agency, instrumentality, authority or other subdivision. In such case, the Fund would consider that such subdivision is the issuer for the purposes of this 5% restriction. In the case of industrial development bonds, the nongovernmental user of facilities financed by them is also considered as a separate issuer. The method of determining who is an issuer may be changed without shareholder vote. The Fund considers a guarantee of a municipal bond by a government or other entity to be a separate security that would be given a value and included in the 5% restriction if the value of all municipal bonds created by the government or entity and owned by the Fund exceeds 10% of the value of the Fund's total assets.

     As a fundamental policy, the Fund may not purchase securities of issuers in any one industry except for municipal bonds and U.S. Government Securities if more than 25% of the value of its assets would then be invested in issuers in that industry. Despite the fact that this restriction does not apply to municipal bonds, the Fund intends to apply the restriction to nongovernmental users (other than utilities) of facilities financed by industrial development bonds.

     Borrowing. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. The Fund's ability to borrow for other than emergency or extraordinary purposes is a special risk consideration.

About Your Account

     The different ways to set up (register) your account are listed below.


     Ways to Set Up Your Account

-------------------------------------------------

Individual or Joint Tenants
For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

-------------------------------------------------

Business or Organization
For investment needs of corporations, associations, partnerships, institutions or other groups

-------------------------------------------------

Gifts or Transfers to a Minor
To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying Federal transfer tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act ("UGMA") or the Uniform Transfers to Minors Act ("UTMA").

-------------------------------------------------

Trust
For money being invested by a trust

The trust must be established before an account can be opened, or you may use a trust form made available by Waddell & Reed. Contact your Waddell & Reed account representative for the form.

-------------------------------------------------

Buying Shares

     You may buy shares of the Fund through Waddell & Reed, Inc. and its account representatives. To open your account you must complete and sign an application. Your Waddell & Reed account representative can help you with any questions you might have.

     The price to buy a share of the Fund, called the offering price, is calculated every business day.

     The offering price of a Class A share (price to buy one Class A share) is the Fund's Class A net asset value ("NAV") plus the sales charge shown in the table below.

                      Sales
            Sales     Charge
            Charge      as
              as     Approx.
           Percent   Percent
              of        of
Size of    Offering   Amount
Purchase    Price    Invested
--------   --------  -------
Under
  $100,000  4.25%     4.44%

$100,000
  to less
  than
  $300,000   3.25      3.36

$300,000
  to less
  than
  $500,000   2.50      2.56

$500,000
  to less
  than
  $1,000,000 1.75      1.78

$1,000,000
  to less
  than
  $2,000,000 1.00      1.01

$2,000,000
  and over   0.00      0.00

     The Fund's Class A NAV is the value of a single share. The Class A NAV is computed by adding, with respect to that class, the value of the Fund's investments, cash and other assets, subtracting its liabilities and then dividing the result by the number of Class A shares outstanding.

     The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market quotations or, if market quotations are not available, at their fair value in a manner determined in good faith by or at the direction of the Board of Directors. Bonds are generally valued by an independent pricing service. Short-term debt securities are valued at amortized cost, which approximates market value. Other assets are valued at their fair value by or at the direction of the Board of Directors.

     The Fund is open for business each day the New York Stock Exchange (the "NYSE") is open. The Fund normally calculates the NAVs of its shares as of the later of the close of business of the NYSE, normally 4 p.m. Eastern time, or the close of the regular session of any other securities or commodities exchange on which an option held by the Fund is traded.

     When you place an order to buy shares, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:

 . Orders are accepted only at the home office of Waddell & Reed, Inc.
 . All of your purchases must be made in U.S. dollars.
 . If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the United Group, the payment may be delayed for up to ten days to ensure that your previous investment has cleared.

     When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

     Waddell & Reed, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the Fund reserve the right to discontinue offering Fund shares for purchase.

     Lower sales charges are available by combining additional purchases of Class A shares of the Fund or Class A shares of United Government Securities Fund, Inc. or United Municipal High Income Fund, Inc. with the NAV of Class A shares already held ("rights of accumulation") and by grouping all purchases of Class A shares made during a thirteen-month period ("Statement of Intention"). Class A shares of another fund purchased through a contractual plan may not be included unless the plan has been completed. Purchases by certain related persons may be grouped. Additional information and applicable forms are available from Waddell & Reed account representatives.

     Class A shares may be purchased at NAV by the Directors and officers of the Fund, employees of Waddell & Reed, Inc., employees of their affiliates, account representatives of Waddell & Reed, Inc. and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and account representative. Shares may also be issued at NAV in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

Minimum Investments

To Open an Account  $500

For certain exchanges    $100

For certain accounts opened with Automatic Investment Service    $50

To Add to an Account

For certain exchanges    $100

For Automatic Investment Service   $25

Adding to Your Account

     Subject to the minimums described under "Minimum Investments," you can make additional investments of any amount at any time.

     To add to your account, make your check payable to Waddell & Reed, Inc. Mail the check along with:

 . the detachable form that accompanies the confirmation of a prior purchase by you or your year-to-date statement; or

 . a letter stating your account number, the account registration and that you wish to purchase Class A shares of the Fund.

     Mail to Waddell & Reed, Inc. at the address printed on your confirmation or year-to-date statement.

Selling Shares

     You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

     The redemption price (price to sell one Class A share) is the Fund's Class A NAV.

     To sell shares, your request must be made in writing.

     Complete an Account Service Request form, available from your Waddell & Reed account representative, or write a letter of instruction with:

 . the name on the account registration;
 . the Fund's name;
 . the Fund account number;
 . the dollar amount or number of shares to be redeemed; and . any other applicable requirements listed in the table below.

     Deliver the form or your letter to your Waddell & Reed account representative, or mail it to:

Waddell & Reed, Inc.
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

     Unless otherwise instructed, Waddell & Reed will send a check to the address on the account.

                    Special Requirements for Selling Shares

Account Type     Special Requirements
Individual or    The written instructions must
Joint Tenant     be signed by all persons
                 required to sign for
                 transactions, exactly as their
                 names appear on the account.
Sole             The written instructions must
Proprietorship   be signed by the individual
                 owner of the business.
UGMA, UTMA       The custodian must sign the
                 written instructions
                 indicating capacity as
                 custodian.
Trust            The trustee must sign the
                 written instructions
                 indicating capacity as
                 trustee.  If the trustee's
                 name is not in the account
                 registration, provide a
                 currently certified copy of
                 the trust document.
Business or      At least one person authorized
Organization     by corporate resolution to act
                 on the account must sign the
                 written instructions.
Conservator,     The written instructions must
Guardian or      be signed by the person
Other Fiduciary  properly authorized by court
                 order to act in the particular
                 fiduciary capacity.

     When you place an order to sell shares, your shares will be sold at the next NAV calculated after receipt of a written request for redemption in good order by Waddell & Reed, Inc. at its home office. Note the following:

 . If more than one person owns the shares, each owner must sign the written request.
 . If you hold a certificate, it must be properly endorsed and sent to the Fund. . If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide to the Fund telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If no such assurance is given, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days or the date the Fund is able to verify that your purchase check has cleared and been honored.
 . Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission.
 . Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities.

     The Fund reserves the right to require a signature guarantee on certain redemption requests. This requirement is designed to protect you and Waddell & Reed from fraud. The Fund may require a signature guarantee in certain situations such as:

 . the request for redemption is made by a corporation, partnership or fiduciary;
 . the request for redemption is made by someone other than the owner of record;
  or
 . the check is being made payable to someone other than the owner of record.

     The Fund will accept a signature guarantee from a national bank, a federally chartered savings and loan or a member firm of a national stock exchange or other eligible guarantor in accordance with procedures of the Fund's transfer agent. A notary public cannot provide a signature guarantee.

     The Fund reserves the right to redeem at NAV all shares of the Fund owned or held by you having an aggregate NAV of less than $500. The Fund will give you notice of its intention to redeem your shares and a 60-day opportunity to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares to $500.

     You may reinvest without charge all or part of the amount you redeemed by sending to the Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within thirty days after the date of your redemption. You may do this only once as to Class A shares of the Fund.

Shareholder Services

     Waddell & Reed provides a variety of services to help you manage your account.

Personal Service

     Your local Waddell & Reed account representative is available to provide personal service. Additionally, one toll-free call, 1-800-366-5465, connects you to a Customer Service Representative or TeleWaddell, our automated customer telephone service. During normal business hours, our Customer Services staff is available to respond to your inquiries, process a transaction or update your account records. At almost any time of the day or night, you may access TeleWaddell from a touch-tone phone to:

 . Obtain information about your accounts;

 . Obtain price information about other funds in the United Group; or

 . Request duplicate statements.

Reports

     Statements and reports sent to you include the following:

 . confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, and after every exchange, transfer or redemption)
 . year-to-date statements (quarterly)
 . annual and semiannual reports (every six months)

     To reduce expenses, only one copy of annual and semiannual reports will be mailed to your household, even if you have more than one account with the Fund. Call the telephone number listed on the inside back cover of this Prospectus if you need copies of annual or semiannual reports or historical account information.

Exchanges

     You may sell your Class A shares and buy Class A shares of other funds in the United Group.

     You may exchange any Class A shares of the Fund that you have held for at least six months and any Class A shares of the Fund acquired as payment of a dividend or distribution for Class A shares of any other fund in the United Group. You may exchange any Class A shares of the Fund that you have held for less than six months only for Class A shares of United Government Securities Fund, Inc. or United Municipal High Income Fund, Inc.

     You may exchange only into funds that are legally registered for sale in your state of residence. Note that exchanges out of the Fund may have tax consequences for you. Before exchanging into a fund, read its prospectus.

     The Fund reserves the right to terminate or modify these exchange privileges at any time, upon notice in certain instances.

Automatic Transactions

     Flexible withdrawal service lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account.

     Regular investment plans allow you to transfer money into your Fund account automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

               Regular Investment Plans

Automatic Investment Service
To move money from your bank account to an existing Fund account

          Minimum        Frequency
          $25            Monthly

Funds Plus Service To move money from United Cash Management, Inc. to the Fund whether in the same or a different account

          Minimum        Frequency
          $100           Monthly

Distributions and Taxes

Distributions

     The Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year. Ordinarily, dividends are distributed monthly from the Fund's net investment income, which includes accrued interest, earned OID and market discount and other income earned on portfolio assets less expenses. Net capital gains ordinarily are distributed in December. The Fund may make additional distributions if necessary to avoid Federal income or excise taxes on certain undistributed income and capital gains.

     Distribution Options. When you open an account, specify on your application how you want to receive your distributions. The Fund offers three options:

1. Share Payment Option. Your dividends and capital gains and other distributions will be automatically paid in additional Class A shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gains and other distributions will be automatically paid in Class A shares, but you will be sent a check for each dividend distribution.

3. Cash Option. You will be sent a check for your dividends and capital gains and other distributions.

Taxes

     The Fund has qualified and intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), so that it will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gains) and net capital gains (the excess of net long-term capital gains over net short-term capital losses) that is distributed to its shareholders. In addition, the Fund intends to continue to qualify to pay "exempt-interest" dividends, which requires, among other things, that at the close of each calendar quarter at least 50% of the value of its total assets must consist of obligations the interest on which is excludable from gross income under section 103(a) of the Code.

     There are certain tax requirements that the Fund must satisfy in order to avoid Federal taxation. In its effort to adhere to these requirements, the Fund may have to limit its investment activity in some types of instruments.

     As with any investment, you should consider how your investment in the Fund will be taxed. You should be aware of the following tax implications:

     Taxes on distributions. The distributions by the Fund that are designated by it as exempt-interest dividends generally may be excluded by you from your gross income. Dividends from the Fund's investment company taxable income generally are taxable to you as ordinary income, whether received in cash or paid in additional Fund shares. Distributions of the Fund's net capital gains, when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. Under the Taxpayer Relief Act of 1997 ("1997 Act"), different maximum tax rates apply to a noncorporate taxpayer's net capital gains depending on the taxpayer's holding period and marginal rate of Federal income tax - generally, 28% for gains recognized on securities held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) for gains recognized on securities held for more than 18 months. The Internal Revenue Service permits the Fund to divide each net capital gains distribution into a 28% rate gains distribution and a 20% rate gains distribution (in accordance with the Fund's holding periods for the securities it sold that generated the distributed gains) and requires Fund shareholders to treat those portions accordingly. None of the dividends paid by the Fund is expected to be eligible for the dividends-received deduction allowed to corporations. The Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year, including the portions of capital gains distributions, if any, subject to the different maximum rates of tax applicable under the 1997 Act.

     Exempt-interest dividends paid by the Fund may be subject to income taxation under state and local tax laws. In addition, a portion of those dividends is expected to be attributable to interest on certain bonds that must be treated by you as a "tax preference item" for purposes of calculating your liability, if any, for the AMT; the Fund anticipates such portion will be not more than 40% of the dividends it will pay to its shareholders. The Fund will provide you with information concerning the amount of distributions that must be treated as a tax preference item after the end of each calendar year. Shareholders who may be subject to the AMT should consult with their tax advisers concerning investment in the Fund.

     Entities or other persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds ("PABs") should consult their tax advisers before purchasing Fund shares because, for users of certain of these facilities, the interest on PABs is not exempt from Federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs.

     Withholding. The Fund is required to withhold 31% of all taxable dividends, capital gains distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate from taxable dividends and capital gains distributions also is required for such shareholders who otherwise are subject to backup withholding.

     Taxes on transactions. Your redemption of Fund shares will result in taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your adjusted basis for the redeemed shares (which normally includes any sales charge paid). If you have a gain on a redemption of Fund shares, the entire gain will be taxable even though a portion of the gain may represent municipal bond interest earned by the Fund but not yet paid out as a dividend. If the redemption is not made until after record date, however, that interest will be received by you as a dividend that is tax-exempt rather than as part of a taxable gain. Ordinarily, record date is the first Friday after the 9th day of each month.

     An exchange of Fund shares for shares of any other fund in the United Group generally will have similar tax consequences. However, special rules apply when you dispose of Fund shares through a redemption or exchange within ninety days after your purchase thereof and subsequently reacquire Fund shares or acquire shares of another fund in the United Group without paying a sales charge due to the thirty-day reinvestment privilege or exchange privilege. See "About Your Account." In these cases, any gain on the disposition of the original Fund shares would be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if you purchase Fund shares within thirty days before or after redeeming other Fund shares (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.

     Interest on indebtedness incurred or continued to purchase or carry shares of the Fund will not be deductible for Federal income tax purposes to the extent the Fund's distributions consist of exempt-interest dividends. Proposals may be introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal bonds. If such a proposal were enacted, the availability of municipal bonds for investment by the Fund and the value of its portfolio would be affected. In that event, the Fund may decide to reevaluate its investment goal and policies.

     The foregoing is only a summary of some of the important Federal tax considerations generally affecting the Fund and its shareholders; see the SAI for a more detailed discussion. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

About the Management and Expenses of the Fund

     United Municipal Bond Fund, Inc. is a mutual fund: an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, the Fund is an open-end, diversified management investment company organized as a corporation under Maryland law on September 29, 1976.

     The Fund is governed by a Board of Directors, which has overall responsibility for the management of its affairs. The majority of directors are not affiliated with Waddell & Reed, Inc.

     The Fund has two classes of shares. In addition to the Class A shares offered by this Prospectus, the Fund has Class Y shares which are offered by Waddell & Reed, Inc. through a separate prospectus. Class Y shares are designed for institutional investors. Class Y shares are not subject to a sales charge on purchases and are not subject to redemption fees. Class Y shares are not subject to a Rule 12b-1 fee. Additional information about Class Y shares may be obtained by calling or writing to Waddell & Reed, Inc. at the telephone number or address on the inside back cover of this Prospectus.

     The Fund does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval will be presented to shareholders at a meeting called by the Board of Directors for such purpose.

     Special meetings of shareholders may be called for any purpose upon receipt by the Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the Bylaws of the Fund are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the 1940 Act applies to the Fund, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

     Each share (regardless of class) has one vote. All shares of the Fund vote together as a single class, except as to any matter for which a separate vote of any class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular classes, in which case only the shareholders of the affected classes are entitled to vote, each as a separate class. Shares are fully paid and nonassessable when purchased.

WRIMCO and Its Affiliates

     The Fund is managed by WRIMCO, subject to the authority of the Fund's Board of Directors. WRIMCO provides investment advice to the Fund and supervises the Fund's investments. Waddell & Reed, Inc. and its predecessors have served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, except United Asset Strategy Fund, Inc., since 1940 or the inception of the company, whichever was later, and to TMK/United Funds, Inc. since that fund's inception, until January 8, 1992, when it assigned its duties as investment manager and assigned its professional staff for investment management services to WRIMCO. WRIMCO has also served as investment manager for Waddell & Reed Funds, Inc. since its inception in September 1992, and United Asset Strategy Fund, Inc. since it commenced operations in March 1995.

     John M. Holliday is primarily responsible for the day-to-day management of the portfolio of the Fund. Mr. Holliday has held his Fund responsibilities since May 23, 1980. He is Senior Vice President of WRIMCO, Senior Vice President of Waddell & Reed Asset Management Company, an affiliate of WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Holliday has served as the portfolio manager for investment companies managed by Waddell & Reed, Inc. and its successor, WRIMCO, since August 1979, and has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since April 1978. Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the Fund's investments.

     Waddell & Reed, Inc. serves as the Fund's underwriter and as underwriter for each of the other funds in the United Group of Mutual Funds and Waddell & Reed Funds, Inc. and acts as the principal underwriter and distributor for variable life insurance and variable annuity policies issued by United Investors Life Insurance Company for which TMK/United Funds, Inc. is the underlying investment vehicle.

     Waddell & Reed Services Company acts as transfer agent ("Shareholder Servicing Agent") for the Fund and processes the payments of dividends. Waddell & Reed Services Company also acts as agent ("Accounting Services Agent") in providing bookkeeping and accounting services and assistance to the Fund and pricing daily the value of its shares.

     WRIMCO and Waddell & Reed Services Company are subsidiaries of Waddell & Reed, Inc. Waddell & Reed, Inc. is a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company, and an indirect subsidiary of United Investors Management Company, a holding company, and Torchmark Corporation, a holding company.

Breakdown of Expenses

     Like all mutual funds, the Fund pays fees related to its daily operations. Expenses paid out of the Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

     The Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. The Fund also pays other expenses, which are explained below.

Management Fee

     The management fee of the Fund is calculated by adding a group fee to a specific fee. It is accrued and paid to WRIMCO daily.

     The specific fee is computed on the Fund's net asset value as of the close of business each day at the annual rate of .03 of 1% of its net assets. The group fee is a pro rata participation based on the relative net asset size of the Fund in the group fee computed each day on the combined net asset values of all the funds in the United Group at the annual rates shown in the following table:

Group Fee Rate

                 Annual
Group Net        Group
Asset Level     Fee Rate
(all dollars    For Each
in millions)     Level
------------    --------

From $0
  to $750      .51 of 1%

From $750
  to $1,500    .49 of 1%

From $1,500
  to $2,250    .47 of 1%

From $2,250
  to $3,000    .45 of 1%

From $3,000
  to $3,750    .43 of 1%

From $3,750
  to $7,500    .40 of 1%

From $7,500
  to $12,000   .38 of 1%

Over $12,000   .36 of 1%

     Growth in assets of the United Group assures a lower group fee rate.

     The combined net asset values of all of the funds in the United Group were approximately $18.0 billion as of September 30, 1997. Management fees for the fiscal year ended September 30, 1997 were 0.43% of the Fund's average net assets.

Other Expenses

     While the management fee is a significant component of the Fund's annual operating costs, the Fund has other expenses as well.

     The Fund pays the Accounting Services Agent a monthly fee based on the average net assets of the Fund for accounting services. With respect to its Class A shares, the Fund pays the Shareholder Servicing Agent a monthly fee for each Class A shareholder account that was in existence at any time during the month, and a fee for each account on which a dividend or other distribution had a record date during the month.

     The Fund has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 of the 1940 Act with respect to its Class A shares. Under the Plan, the Fund may pay monthly a fee to Waddell & Reed, Inc. in an amount not to exceed 0.25% of the Fund's average annual net assets of its Class A shares. The fee is to be paid to reimburse Waddell & Reed, Inc. for amounts it expends in connection with the distribution of the Class A shares, and/or provision of personal services to Class A shareholders and maintenance of Class A shareholder accounts.

     There are two parts to this fee: all or a portion of the fee may be paid to Waddell & Reed, Inc. for distribution services and distribution expenses, including commissions paid by Waddell & Reed, Inc. to its account representatives, account managers and/or other broker-dealers (the "distribution fee") with respect to the Fund's Class A shares; and all or a portion of the fee may be paid to Waddell & Reed, Inc. for the provision by Waddell & Reed, Inc., Waddell & Reed Services Company and/or other third parties (including broker-dealers who may sell Class A shares) of personal services to Class A shareholders and other services to maintain Class A shareholder accounts (the "service fee"). However, the total amount of the distribution fee and service fee paid by the Fund pursuant to the Plan will not exceed, on an annual basis, 0.25% of the average annual net assets of the Fund's Class A shares.

     The Fund also pays other expenses, such as fees and expenses of certain directors, audit and outside legal fees, costs of materials sent to shareholders, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Fund under federal or other securities laws and to the Investment Company Institute, and extraordinary expenses including litigation and indemnification relative to litigation.

     The Fund cannot precisely predict what its portfolio turnover rate will be, but the Fund may have a high portfolio turnover. A higher turnover will increase transaction and commission costs and could generate taxable income or loss.

United Municipal Bond Fund, Inc.

Custodian                     Underwriter
  UMB Bank, n.a.                Waddell & Reed, Inc.
  Kansas City, Missouri         6300 Lamar Avenue
                                P. O. Box 29217
Legal Counsel                   Shawnee Mission, Kansas
  Kirkpatrick & Lockhart LLP       66201-9217
  1800 Massachusetts Avenue, N. W.      (913) 236-2000
  Washington, D. C.  20036      (800) 366-5465

Independent Accountants       Shareholder Servicing Agent
  Deloitte & Touche LLP         Waddell & Reed
  1010 Grand Avenue                Services Company
  Kansas City, Missouri         6300 Lamar Avenue
     64106-2232                 P. O. Box 29217
                                Shawnee Mission, Kansas
Investment Manager                 66201-9217
  Waddell & Reed Investment     (913) 236-2000
     Management Company         (800) 366-5465
  6300 Lamar Avenue
  P. O. Box 29217             Accounting Services Agent
  Shawnee Mission, Kansas       Waddell & Reed
     66201-9217                    Services Company
  (913) 236-2000                6300 Lamar Avenue
  (800) 366-5465                P. O. Box 29217
                                Shawnee Mission, Kansas
                                    66201-9217
                                (913) 236-2000
                                (800) 366-5465


Our INTERNET address is:
  http://www.waddell.com

United Municipal Bond Fund, Inc.
Class A Shares
PROSPECTUS
   December 31, 1997

The United Group of Mutual Funds
United Asset Strategy Fund, Inc.
United Cash Management, Inc.
United Continental Income Fund, Inc.
United Funds, Inc.
     United Bond Fund
     United Income Fund
     United Accumulative Fund
     United Science and Technology Fund
United Gold & Government Fund, Inc.
United Government Securities Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United International Growth Fund, Inc.
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United New Concepts Fund, Inc.
United Retirement Shares, Inc.
United Vanguard Fund, Inc.

   NUP1008(12-97)

printed on recycled paper

Please read this Prospectus before investing, and keep it on file for future reference. It sets forth concisely the information about the Fund that you ought to know before investing.

Additional information has been filed with the Securities and Exchange Commission and is contained in a Statement of Additional Information ("SAI") dated December 31, 1997. The SAI is available free upon request to the Fund or Waddell & Reed, Inc., the Fund's underwriter, at the address or telephone number below. The SAI is incorporated by reference into this Prospectus, and you will not be aware of all facts unless you read both this Prospectus and the SAI.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

United Municipal Bond Fund, Inc.
Class Y Shares

This Fund seeks to provide income that is not subject to Federal income tax.

This Prospectus describes one class of shares of the Fund -- Class Y Shares.

Prospectus
   December 31, 1997

UNITED MUNICIPAL BOND FUND, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
800-366-5465

Table of Contents

AN OVERVIEW OF THE FUND.........................................3

EXPENSES........................................................4

FINANCIAL HIGHLIGHTS............................................5

PERFORMANCE.....................................................6
 Explanation of Terms ..........................................6

ABOUT WADDELL & REED............................................8

ABOUT THE INVESTMENT PRINCIPLES OF THE FUND.....................9
 Investment Goal and Principles ................................9
   Risk Considerations .........................................9
 Securities and Investment Practices ..........................10

ABOUT YOUR ACCOUNT.............................................24
 Buying Shares ................................................24
 Minimum Investments ..........................................26
 Adding to Your Account .......................................26
 Selling Shares ...............................................26
 Telephone Transactions .......................................28
 Shareholder Services .........................................28
   Personal Service ...........................................28
   Reports ....................................................28
   Exchanges ..................................................29
 Distributions and Taxes ......................................29
   Distributions ..............................................29
   Taxes ......................................................29

ABOUT THE MANAGEMENT AND EXPENSES OF THE FUND..................32
 WRIMCO and Its Affiliates ....................................33
 Breakdown of Expenses ........................................34
   Management Fee .............................................34
   Other Expenses .............................................35

An Overview of the Fund

The Fund: This Prospectus describes the Class Y shares of United Municipal Bond Fund, Inc., an open-end, diversified management investment company.

Goal and Strategies: United Municipal Bond Fund, Inc. (the "Fund") seeks to provide income not subject to Federal income tax through a diversified portfolio of primarily tax-exempt municipal bonds. See "About the Investment Principles of the Fund" for further information.

Management: Waddell & Reed Investment Management Company ("WRIMCO") provides investment advice to the Fund and manages the Fund's investments. WRIMCO is a wholly owned subsidiary of Waddell & Reed, Inc. WRIMCO, Waddell & Reed, Inc. and its predecessors have provided investment management services to registered investment companies since 1940. See "About the Management and Expenses of the Fund" for further information about management fees.

Distributor: Waddell & Reed, Inc. acts as principal underwriter and distributor of the shares of the Fund.

Purchases: You may buy Class Y shares of the Fund through Waddell & Reed, Inc. and its account representatives. The price to buy a Class Y share of the Fund is the net asset value of a Class Y share. There is no sales charge incurred upon purchase of Class Y shares of the Fund. See "About Your Account" for information on how to purchase Class Y shares.

Redemptions: You may redeem your shares at net asset value. When you sell your shares, they may be worth more or less than what you paid for them. See "About Your Account" for a description of redemption procedures.

Who May Want to Invest: The Fund is designed for investors seeking current income that is primarily free from Federal income tax. You should consider whether the Fund fits with your particular investment objectives.

Risk Considerations: The Fund invests primarily in municipal bonds which may vary widely as to their interest rates, degree of security and maturity. The value of the Fund's investments and the income generated will vary from day to day, generally reflecting changes in interest rates, market conditions and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments. See "About the Investment Principles of the Fund" for information about the risks associated with the Fund's investments.

Expenses

Shareholder transaction expenses are charges you pay when you buy or sell shares of a fund.

Maximum sales load
  on purchases            None

Maximum sales load
  on reinvested
  dividends               None

Deferred
  sales load              None

Redemption fees           None

Exchange fee              None

Annual Fund operating expenses (as a percentage of average net assets).3

Management fees         0.43%
12b-1 fees               None
Other expenses          0.19%
Total Fund operating
  expenses              0.62%

Example:  You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return4 and (2) redemption at the end of each time period:

1 year                  $ 6
3 years             $20

     The purpose of this table is to assist you in understanding the various costs and expenses that a shareholder of the Class Y shares of the Fund will bear directly or indirectly. The example should not be considered a representation of past or future expenses; actual expenses may be greater or lesser than those shown. For a more complete discussion of certain expenses and fees, see "Breakdown of Expenses."


3   Expense ratios are based on the management fees and other Fund-level expenses of the Fund for the fiscal year ended September 30, 1997, and the expenses attributable to the Class Y shares that are anticipated for the current year. Actual expenses may be greater or lesser than those shown.
4Use of an assumed annual return of 5% is for illustration purposes only and is not a representation of the Fund's future performance, which may be greater or lesser.

Financial Highlights

Financial Highlights for Class Y shares are not included because the Fund had no Class Y shares outstanding during the fiscal year ended September 30, 1997.

Performance

     Mutual fund performance is commonly measured as total return. The Fund may also advertise its performance by showing yield and performance rankings. Performance information is calculated and presented separately for each class of Fund shares.

Explanation of Terms

     Total Return is the overall change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and other distributions. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. Non-standardized total return may be for periods other than those required to be presented or may otherwise differ from standardized total return.

     Yield refers to the income generated by an investment in the Fund over a given period of time, expressed as an annual percentage rate. The Fund's yield is based on a 30-day period ending on a specific date and is computed by dividing the Fund's net investment income per share earned during the period by the Fund's maximum offering price per share on the last day of the period. Tax-equivalent yield is calculated by applying the stated income tax rate to only the net investment income exempt from taxation according to a standard formula.

     Performance Rankings are comparisons of the Fund's performance to the performance of other selected mutual funds, selected recognized market indicators such as the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average, or non-market indices or averages of mutual fund industry groups. The Fund may quote its performance rankings and/or other information as published by recognized independent mutual fund statistical services or by publications of general interest. In connection with a ranking, the Fund may provide additional information, such as the particular category to which it relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

     All performance information that the Fund advertises or includes in information provided to present or prospective shareholders is historical in nature and is not intended to represent or guarantee future results. The value of the Fund's shares when redeemed may be more or less than their original cost.

     The Fund's recent performance and holdings will be detailed twice a year in the Fund's annual and semiannual reports, which are sent to all Fund shareholders.

About Waddell & Reed

     Since 1937, Waddell & Reed has been helping people make the most of their financial future by helping them take advantage of various financial services. Today, Waddell & Reed has over 2500 account representatives located throughout the United States. Your primary contact in your dealings with Waddell & Reed will be your local account representative. However, the Waddell & Reed shareholder services department, which is part of the Waddell & Reed headquarters operations in Overland Park, Kansas, is available to assist you and your Waddell & Reed account representative. You may speak with a customer service representative by calling the telephone number listed on the inside back cover of this Prospectus.

About the Investment Principles of the Fund

Investment Goal and Principles

     The goal of the Fund is to provide income that is not subject to Federal income tax. The Fund seeks to achieve this goal by investing principally in municipal bonds. There is no assurance that the Fund will achieve its goal.

     As used in this Prospectus, "municipal bonds" mean obligations the interest on which is not includable in gross income for Federal income tax purposes. See "Distributions and Taxes" concerning the Federal alternative minimum tax ("AMT"). The Fund anticipates that not more than 40% of the dividends it will pay to shareholders will be treated as a tax preference item for AMT purposes. The Fund and WRIMCO rely on the opinion of bond counsel for the issuer in determining whether obligations are municipal bonds.

     Sometimes WRIMCO may believe that a full or partial defensive position is desirable temporarily due to present or anticipated market or economic conditions that are affecting or could affect the values of municipal bonds. To achieve a temporary defensive posture, WRIMCO may take any one or more of the following steps: (i) shorten the average maturity of the Fund's portfolio; (ii) hold cash or debt securities other than municipal bonds ("taxable obligations") subject to the 10% limitation described below; and (iii) emphasize debt securities of a higher quality than those the Fund would ordinarily hold (see discussion of quality ratings below and in Appendix A to the SAI). A defensive posture might reduce the Fund's yield. As an alternative to taking a temporary defensive position or in order to more quickly participate in market or economic conditions, the Fund may buy or sell futures contracts, as discussed below.

Risk Considerations

     There are risks inherent in any investment. The Fund is subject to varying degrees of market risk, financial risk and, in some cases, prepayment risk. Market risk is the potential for fluctuations in the price of the security because of market factors. Because of market risk, you should anticipate that the share price of the Fund will fluctuate. Financial risk is based on the financial situation of the issuer. The financial risk of the Fund depends on the credit quality of the underlying securities. Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid prior to its expected maturity date.

     Because the Fund owns different types of investments, its performance will be affected by a variety of factors. The value of the Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news.

     The Fund may also invest in certain derivative instruments, including options, futures contracts, options on futures contracts, swaps, caps, collars, floors, indexed securities, stripped securities and mortgage-backed and other asset-backed securities. The use of derivative instruments involves special risks. See "Risks of Derivative Instruments" for further information on the risks of investing in these instruments.

     Income from taxable obligations, repurchase agreements and derivative instruments will be subject to Federal income tax.

Securities and Investment Practices

     The following pages contain more detailed information about types of instruments in which the Fund may invest and strategies WRIMCO may employ in pursuit of the Fund's investment goal. A summary of risks associated with these instrument types and investment practices is included as well.

     WRIMCO might not buy all of these instruments or use all of these techniques to the full extent permitted by the Fund's investment policies and restrictions unless it believes that doing so will help the Fund achieve its goal.

     Certain of the investment policies and restrictions of the Fund are also stated below. A fundamental policy of the Fund may not be changed without the approval of the shareholders of the Fund. Operating policies may be changed by the Board of Directors without the approval of the affected shareholders. The goal of the Fund and the types of securities and other assets in which it may invest are fundamental policies. Unless otherwise indicated, other policies are operating policies.

     Policies and limitations are typically considered at the time of purchase; the sale of instruments is usually not required in the event of a subsequent change in circumstances.

     Please see the SAI for further information concerning the following instruments and associated risks and the Fund's investment policies and restrictions.

     Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main kinds of municipal bonds are general obligation bonds and revenue bonds. For general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source.

     Industrial development bonds are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. Their credit quality is generally dependent on the credit standing of the company involved. To the extent that the Fund invests in municipal bonds the payment of principal and interest on which is derived from revenue of similar projects, or in municipal bonds of issuers located in the same geographic area, the Fund may be more susceptible to the risks associated with economic, political or regulatory occurrences that might adversely affect particular projects or areas. Similarly, to the extent the Fund invests up to 25% of its assets in industrial revenue bonds issued for any one industry, the Fund may be susceptible to the risks associated with a particular industry. See the SAI for examples of the types of projects in which the Fund may invest from time to time and for a discussion of the risks associated with such projects.

     Other municipal obligations include lease obligations of municipal authorities or entities and participations in these obligations (collectively, "lease obligations"). WRIMCO determines liquidity of lease obligations in accordance with guidelines established by the Fund's Board of Directors.
Unrated municipal lease obligations are considered to be illiquid. In determining the credit quality of unrated municipal lease obligations, one of the factors, among others, to be considered is the likelihood that the lease will not be canceled. Certain "non-appropriation" lease obligations may present special risks because the municipality's obligation to make future lease or installment payments depends on money being appropriated each year for this purpose.

     Municipal bonds vary widely as to their interest rates, degree of security and maturity. Bonds are selected on the basis of quality, yield and diversification. Factors that affect the yield on municipal bonds include general money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the nature of the issue. Lower-rated bonds usually, but not always, have higher yields than similar but higher-rated bonds.

     Medium- or lower-rated municipal securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is very limited. This factor may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets.

     Lower-quality debt securities (commonly called "junk bonds") are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. While the market for high-yield, high-risk corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield, high-risk bond market, especially during periods of economic recession. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, WRIMCO's research and credit analysis are an especially important part of managing securities of this type held by the Fund. WRIMCO continuously monitors the issuers of lower-rated debt securities in the Fund's portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

     While credit ratings are only one factor WRIMCO relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and the Fund may retain a portfolio security whose rating has been changed.

     Policies and Restrictions: As a fundamental policy, at least 80% of the Fund's net assets will be invested during normal market conditions in municipal bonds.

     As a fundamental policy, when WRIMCO believes market conditions dictate, the Fund may have more than 25% of its assets invested in industrial development bonds the interest on which is paid by revenues from generating plants.

     As a fundamental policy, the Fund may not purchase any municipal bonds that are not either (i) rated at least BBB by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or Baa by Moody's Investors Service, Inc. ("MIS"), or (ii) are unrated municipal bonds that, in the opinion of WRIMCO, would have the quality ratings described above if they were rated, unless thereafter at least 80% of the value of the Fund's total assets would consist of cash or municipal bonds that were of such quality at the time of purchase. See Appendix A to the SAI for a description of bond ratings.

     Debt Securities. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values.

     Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate debt securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. The values of floating and adjustable-rate debt securities are not as sensitive to changes in interest rates as the values of fixed-rate debt securities. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds.

     U.S. Government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. Government ("U.S. Government Securities"). Not all U.S. Government Securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. Government to purchase the agencies' obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

     The Fund may invest in zero coupon securities that are zero coupon bonds of municipal and corporate issuers, "stripped" U.S. Treasury notes and bonds and other securities that are issued with original issue discount ("OID"). Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater fluctuations in response to changing interest rates than the prices of debt obligations of comparable maturities that make current distributions of interest in cash.

     The Federal tax law requires that a holder of a security with OID accrue as income (or, in the case of a municipal OID security, otherwise take into account) each year a ratable portion of the OID on the security, even though the holder may receive no interest payment on the security during the year. Accordingly, although the Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current taxable and/or tax-exempt income attributable to those securities. Nevertheless, for income and excise tax purposes the Fund annually must distribute to its shareholders substantially all of its taxable net investment income, including OID, and also must distribute substantially all of its tax-exempt income. Accordingly, the Fund will be required to include in its dividends an amount equal to the income attributable to its zero coupon and other OID securities. See "Taxes" in the SAI. Those dividends will be paid from the Fund's cash assets or by liquidation of portfolio securities, if necessary, at a time when the Fund otherwise might not have done so.

     Money market instruments are high-quality, short-term debt instruments that present minimal credit risk. They may include U.S. Government Securities, commercial paper and other short-term corporate obligations, and certificates of deposit, bankers' acceptances, bank deposits and other financial institution obligations. These instruments may carry fixed or variable interest rates.

     Policies and Restrictions: As a fundamental policy, up to 10% of the Fund's assets may be invested in taxable obligations. As a fundamental policy, the only taxable obligations that the Fund may purchase are (i) U.S. Government Securities, (ii) bank obligations of domestic banks or savings and loan associations that are subject to regulation by the U.S. Government (which obligations may include certificates of deposit, letters of credit and acceptances), and (iii) commercial paper rated at least A by S&P or MIS. The Fund may also purchase these taxable obligations subject to repurchase agreements.

     The Fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation. This restriction does not apply to any obligations issued or guaranteed by the U.S. government or a state or local government authority, or their respective agencies or instrumentalities, or to collateralized mortgage obligations, other mortgage-related securities, asset-backed securities, indexed securities or over-the-counter derivative instruments.

     The Fund does not intend to invest more than 5% of its assets in U.S. Government Securities.

     Debt Holdings, by Ratings. During the fiscal year ended September 30, 1997, the percentage of the assets of the Fund invested in debt securities in each of the rating categories of S&P and the corporate debt securities not rated by an established rating service, determined on a dollar-weighted average, were as follows:

Rated   Percentage of
by S&P   Fund Assets
------ ----------------
AAA          30.6%
AA            9.1
A            21.7
BBB          15.7
BB            8.8
B             0.1
CCC           0.0
CC            0.0
C             0.0
D             0.0
Unrated (Equivalent to)
-------
AAA           1.7%
AA            2.7
A             7.1
BBB           2.0
BB            0.0
B             0.0
CCC           0.0
CC            0.0
C             0.0
D             0.0

     The percentage of assets in each category was calculated on the basis of a monthly dollar-weighted average. The monthly dollar-weighted average was calculated using the market value of the securities in the Fund's portfolio at the end of each month in the thirteen-month period ended with its last fiscal year, averaged over its last fiscal year. The rating used for each security is that security's rating as of the end of each month and, as ratings may change over time, does not necessarily indicate past or future ratings of any particular security or the ratings of securities in the Fund's portfolio in general. Asset composition of the Fund by rating categories at any particular time does not necessarily indicate future asset composition by rating categories.

     Options, Futures and Other Strategies. The Fund may use certain options, futures contracts, swaps, caps, collars, floors, indexed securities, mortgage-backed and other asset-backed securities and certain other strategies described herein to attempt to enhance income or yield or to attempt to reduce the risk of its investments. The strategies described below may be used in an attempt to manage certain risks of the Fund's investments that can affect fluctuation in its net asset value. The Fund may also use various techniques to increase or decrease its exposure to changing security prices, interest rates or other factors that affect security values.

     The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. The Fund might not use any of these strategies, and there can be no assurance that any strategy that is used will succeed. The risks associated with such strategies are described below. Also see the SAI for more information on these instruments and strategies and their risk considerations.

     Policies and Restrictions: Subject to the Fund's fundamental policies and the further limitations stated in the SAI, generally the Fund may purchase and sell any type of derivative instrument (including, without limitation, futures contracts, options, forward contracts, swaps, caps, collars, floors and indexed securities). However, the Fund will only purchase or sell a particular derivative instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the derivative instrument is primarily measured. Dividends paid by the Fund that are attributable to income from taxable obligations and derivative instruments are subject to Federal income tax. See "Distributions and Taxes."

     Options. The Fund may engage in certain strategies involving options to attempt to enhance its income or yield or to attempt to reduce the overall risk of its investments. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon exercise price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

     Options offer large amounts of leverage, which will result in the Fund's net asset value being more sensitive to changes in the value of the related investment. There is no assurance that a liquid secondary market will exist for exchange-listed options. The market for options that are not listed on an exchange may be less active than the market for exchange-listed options. The Fund will be able to close a position in an option it has written only if there is a market for the offsetting put or call. If the Fund is not able to enter into an offsetting closing transaction on an option it has written, it will be required to maintain the securities, or cash in the case of an option on an index, subject to the call or the collateral underlying the put until a closing purchase transaction can be entered into or the option expires. Because index options are settled in cash, the Fund cannot provide in advance for its potential settlement obligations on a call it has written on an index by holding the underlying securities. The Fund bears the risk that the value of the securities it holds will vary from the value of the index.

     Futures Contracts and Options on Futures Contracts. When the Fund purchases a futures contract, it incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. When the Fund sells a futures contract, it incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed-upon price.

     When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If the Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in the futures contract (a long position if the option is a call and a short position if the option is a put).

     Indexed Securities are securities the value of which varies in relation to the value of other securities, securities indices or other financial indicators, subject to its operating policy regarding derivative instruments. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.
Indexed securities may be more volatile than the underlying instruments.

     Swaps, Caps, Collars and Floors. The Fund may enter into swaps, caps, collars and floors as described below. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to attempt to enhance income or yield.

     Swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling such floor. A collar combines elements of buying a cap and selling a floor.

     Depending on how they are used, the swap, cap, collar and floor agreements used by the Fund may also increase or decrease the overall volatility of its investments and its share price and yield. The most significant factor in the performance of these agreements is the change in the specific interest rate or other factors that determine the amounts of payments due to and from the Fund.

     The Fund usually will enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If, however, an agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. The creditworthiness of firms with which the Fund enters into swaps, caps, collars or floors will be monitored by WRIMCO in accordance with procedures adopted by the Board of Directors. If a firm's creditworthiness declines, the value of an agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The Fund understands that the position of the staff of the Securities and Exchange Commission is that assets involved in such transactions are illiquid and are, therefore, subject to the limitations on investment in illiquid investments as described in the SAI.

     Mortgage-Backed and Other Asset-Backed Securities are bonds backed by specific types of assets. Mortgage-backed securities represent direct or indirect interests in pools of underlying mortgage loans that are secured by real property. U.S. Government mortgage-backed securities are issued or guaranteed as to principal and interest (but not as to market value) by the Government National Mortgage Association, Fannie Mae (formerly, the Federal National Mortgage Association), the Federal Home Loan Mortgage Corporation or other government-sponsored enterprises. Other mortgage-backed securities are sponsored or issued by private entities, including investment banking firms and mortgage originators.

     Mortgage-backed securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-backed securities are referred to in this Prospectus as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

     For example, interest-only ("IO") classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government guaranteed or considered to be of the highest quality. Conversely, principal-only ("PO") classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

     When interest rates decline and homeowners refinance their mortgages, mortgage-backed bonds may be paid off more quickly than investors expect. When interest rates rise, mortgage-backed bonds may be paid off more slowly than originally expected. Changes in the rate or "speed" of these prepayments can cause the value of mortgage-backed securities to fluctuate rapidly.

     Other asset-backed securities are similar to mortgage-backed securities, except that the underlying assets securing the debt are different. These underlying assets may be nearly any type of financial asset or receivable, such as motor vehicle installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from credit cards.

     The yield characteristics of mortgage-backed and other asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed and other asset-backed securities may also decrease in value as a result of increases in interest rates and, because of prepayments, may benefit less than other bonds from declining interest rates. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting the Fund's yield. Actual prepayment experience may cause the yield of a mortgage-backed security to differ from what was assumed when the Fund purchased the security.

     The market for privately issued mortgage-backed and other asset-backed securities is smaller and less liquid than the market for U.S. Government mortgage-backed securities. CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

     Risks of Derivative Instruments. The use of options, futures contracts, options on futures contracts, swaps, caps, collars and floors, and the investment in indexed securities, stripped securities and mortgage-backed and other asset-backed securities involve special risks, including (i) possible imperfect or no correlation between price movements of the portfolio investments (held or intended to be purchased) involved in the transaction and price movements of the instruments involved in the transaction, (ii) possible lack of a liquid secondary market for any particular instrument at a particular time,
(iii) the need for additional portfolio management skills and techniques, (iv) losses due to unanticipated market price movements, (v) the fact that, while such strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in investments involved in the transaction, (vi) incorrect forecasts by WRIMCO concerning interest rates or direction of price fluctuations of the investment involved in the transaction, which may result in the strategy being ineffective, (vii) loss of premiums paid by the Fund on options it purchases, and (viii) the possible inability of the Fund to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate assets in connection with such transactions and the possible inability of the Fund to close out or liquidate its position.

     For a hedging strategy to be completely effective, the price change of the hedging instrument must equal the price change of the investment being hedged. The risk of imperfect correlation of these price changes increases as the composition of the Fund's portfolio diverges from instruments underlying a hedging instrument. Such equal price changes are not always possible because the investment underlying the hedging instruments may not be the same investment that is being hedged. WRIMCO will attempt to create a closely correlated hedge but hedging activity may not be completely successful in eliminating market value fluctuation.

     WRIMCO may use derivative instruments for hedging purposes to adjust the risk characteristics of the Fund's portfolio of investments and may use some of these instruments to adjust the return characteristics of the Fund's portfolio of investments. The use of derivative techniques for speculative purposes can increase investment risk. If WRIMCO judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised or if there is not a liquid secondary market to close out a position that the Fund has entered into.

     The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of general interest rate trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place.

     Options and futures transactions may increase portfolio turnover rates, which results in correspondingly greater commission expenses and transaction costs and may result in certain tax consequences.

     New financial products and risk management techniques continue to be developed. The Fund may use these instruments and techniques to the extent consistent with its goal, investment policies and regulatory requirements applicable to investment companies.

     When-Issued and Delayed-Delivery Transactions are trading practices in which payment and delivery for the securities take place at a future date. The market value of a security could change during this period, which could affect the Fund's yield.

     The Fund may purchase municipal bonds on a when-issued or delayed-delivery basis and sell municipal bonds on a delayed-delivery basis. When purchasing municipal bonds on a delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. When the Fund sells a municipal bond on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the bond. If the other party to a delayed-delivery transaction fails to deliver or pay for the bonds, the Fund could miss a favorable price or yield opportunity or could suffer a loss.

     Repurchase Agreements. In a repurchase agreement, the Fund buys a security at one price and simultaneously agrees to sell it back at a higher price.
Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

     Policies and Restrictions: The Fund may not enter into a repurchase agreement if, as a result, more than 10% of its net assets would consist of illiquid investments, which include repurchase agreements not terminable within seven days.

     Restricted Securities and Illiquid Investments. Restricted securities are securities that are subject to legal or contractual restrictions on resale. Restricted securities may be illiquid due to restrictions on their resale. Certain restricted securities may be determined to be liquid in accordance with guidelines adopted by the Fund's Board of Directors.

     Illiquid investments may be difficult to sell promptly at an acceptable price. Difficulty in selling securities may result in a loss or may be costly to the Fund.

     Policies and Restrictions: The Fund may not purchase a security if, as a result, more than 10% of its net assets would consist of illiquid investments.

     Diversification. Diversifying the Fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.

     Policies and Restrictions: As a fundamental policy, the Fund may not, with respect to 75% of its total assets, purchase securities of any one issuer (other than cash items and "Government Securities" as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), if immediately after and as a result of such purchase, the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets.

     There is a question as to who is the issuer of certain types of municipal bonds. For example, municipal bonds may be created by a particular government but be backed only by the assets and revenues of a subdivision of that government such as an agency, instrumentality, authority or other subdivision. In such case, the Fund would consider that such subdivision is the issuer for the purposes of this 5% restriction. In the case of industrial development bonds, the nongovernmental user of facilities financed by them is also considered as a separate issuer. The method of determining who is an issuer may be changed without shareholder vote. The Fund considers a guarantee of a municipal bond by a government or other entity to be a separate security that would be given a value and included in the 5% restriction if the value of all municipal bonds created by the government or entity and owned by the Fund exceeds 10% of the value of the Fund's total assets.

     As a fundamental policy, the Fund may not purchase securities of issuers in any one industry except for municipal bonds and U.S. Government Securities if more than 25% of the value of its assets would then be invested in issuers in that industry. Despite the fact that this restriction does not apply to municipal bonds, the Fund intends to apply the restriction to nongovernmental users (other than utilities) of facilities financed by industrial development bonds.

     Borrowing. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. The Fund's ability to borrow for other than emergency or extraordinary purposes is a special risk consideration.

About Your Account

     Class Y shares are designed for institutional investors. Class Y shares are available for purchase by:

 . participants of employee benefit plans established under section 403(b) or section 457, or qualified under section 401, including 401(k) plans, of the Internal Revenue Code of 1986, as amended (the "Code"), when the plan has 100 or more eligible employees and holds the shares in an omnibus account on the Fund's records;

 . banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records;

 . government entities or authorities and corporations whose investment within the first twelve months after initial investment is $10 million or more; and

 . certain retirement plans and trusts for employees and account representatives of Waddell & Reed, Inc. and its affiliates.

Buying Shares

     You may buy shares of the Fund through Waddell & Reed, Inc. and its account representatives. To open your account you must complete and sign an application. Your Waddell & Reed account representative can help you with any questions you might have.

     The price to buy a share of the Fund, called the offering price, is calculated every business day.

     The offering price of a Class Y share (price to buy one Class Y share) is the Fund's Class Y net asset value ("NAV"). The Fund's Class Y shares are sold without a sales charge.

     To purchase by wire, you must first obtain an account number by calling 1-800-366-5465, then mail a completed application to Waddell & Reed, Inc., P. O. Box 29217, Shawnee Mission, Kansas 66201-9217, or fax it to 913-236-5044. Instruct your bank to wire the amount you wish to invest to UMB Bank, n.a., ABA Number 101000695, W&R Underwriter Account Number 0007978, FBO Customer Name and Account Number.

     To purchase by check, make your check payable to Waddell & Reed, Inc. Mail the check, along with your completed application, to Waddell & Reed, Inc., P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

     The Fund's Class Y NAV is the value of a single share. The Class Y NAV is computed by adding, with respect to that class, the value of the Fund's investments, cash and other assets, subtracting its liabilities, and then dividing the result by the number of Class Y shares outstanding.

     The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market quotations or, if market quotations are not available, at their fair value in a manner determined in good faith by or at the direction of the Board of Directors. Bonds are generally valued according to prices quoted by an independent pricing service. Short-term debt securities are valued at amortized cost, which approximates market value. Other assets are valued at their fair value by or at the direction of the Board of Directors.

     The Fund is open for business each day the New York Stock Exchange (the "NYSE") is open. The Fund normally calculates the NAVs of its shares as of the later of the close of business of the NYSE, normally 4 p.m. Eastern time, or the close of the regular session of any other securities or commodities exchange on which an option held by the Fund is traded.

     When you place an order to buy shares, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:

 . Orders are accepted only at the home office of Waddell & Reed, Inc.
 . All of your purchases must be made in U.S. dollars.
 . If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the United Group, the payment may be delayed for up to ten days to ensure that your previous investment has cleared.
 . The Fund does not issue certificates representing Class Y shares of the Fund.

     When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

     Waddell & Reed, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the Fund reserve the right to discontinue offering Fund shares for purchase.

Minimum Investments

To Open an Account

For a government entity or authority or for a corporation:  $10 million
              (within
              first
              twelve
              months)

For other
investors:    Any amount

Adding to Your Account

     You can make additional investments of any amount at any time.

     To add to your account by wire: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, W&R Underwriter Account Number 0007978, FBO Customer Name and Account Number.

     To add to your account by mail: Make your check payable to Waddell & Reed, Inc. Mail the check along with a letter stating your account number, the account registration and that you wish to purchase Class Y shares of the Fund to:

Waddell & Reed, Inc.
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217

Selling Shares

     You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

     The redemption price (price to sell one Class Y share) is the Fund's Class Y NAV.

     To sell shares by telephone or fax: If you have elected this method in your application or by subsequent authorization, call 1-800-366-5465 or fax your request to 913-236-5044 and give your instructions to redeem shares and make payment by wire to your pre-designated bank account or by check to you at the address on the account.

     To sell shares by written request: Complete an Account Service Request form, available from your Waddell & Reed account representative, or write a letter of instruction with:

 . the name on the account registration;
 . the Fund's name;
 . the Fund account number;
 . the dollar amount or number of shares to be redeemed; and . any other applicable requirements listed in the table below.

     Deliver the form or your letter to your Waddell & Reed account representative, or mail it to:

Waddell & Reed, Inc.
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

     Unless otherwise instructed, Waddell & Reed will send a check to the address on the account.

                    Special Requirements for Selling Shares

Account Type     Special Requirements
Retirement       The written instructions must
Account          be signed by a properly
                 authorized person.
Trust            The trustee must sign the
                 written instructions
                 indicating capacity as
                 trustee.  If the trustee's
                 name is not in the account
                 registration, provide a
                 currently certified copy of
                 the trust document.
Business or      At least one person authorized
Organization     by corporate resolution to act
                 on the account must sign the
                 written instructions.

     When you place an order to sell shares, your shares will be sold at the next NAV calculated after receipt of a written request for redemption in good order by Waddell & Reed, Inc. at its home office. Note the following:

 . If more than one person owns the shares, each owner must sign the written request.
 . If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide to the Fund telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If no such assurance is given, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days or the date the Fund is able to verify that your purchase check has cleared and been honored.
 . Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission.
 . Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities.

     The Fund reserves the right to require a signature guarantee on certain redemption requests. This requirement is designed to protect you and Waddell & Reed from fraud. The Fund may require a signature guarantee in certain situations such as:

 . the request for redemption is made by a corporation, partnership or fiduciary;
 . the request for redemption is made by someone other than the owner of record;
  or
 . the check is being made payable to someone other than the owner of record.

     The Fund will accept a signature guarantee from a national bank, a federally chartered savings and loan or a member firm of a national stock exchange or other eligible guarantor in accordance with procedures of the Fund's transfer agent. A notary public cannot provide a signature guarantee.

     The Fund reserves the right to redeem at NAV all shares of the Fund owned or held by you having an aggregate NAV of less than $500. The Fund will give you notice of its intention to redeem your shares and a 60-day opportunity to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares to $500.

Telephone Transactions

     The Fund and its agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Fund fails to do so, the Fund may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

     Waddell & Reed provides a variety of services to help you manage your account.

Personal Service

     Your local Waddell & Reed account representative is available to provide personal service. Additionally, one toll-free call, 1-800-366-5465, connects you to a Customer Service Representative or TeleWaddell, our automated customer telephone service. During normal business hours, our Customer Services staff is available to respond to your inquiries, process a transaction or update your account records. At almost any time of the day or night, you may access TeleWaddell from a touch-tone phone to:

 . Obtain information about your accounts;

 . Obtain price information about other funds in the United Group; or

 . Request duplicate statements.

Reports

     Statements and reports sent to you include the following:

 . confirmation statements (after every purchase, exchange, transfer or redemption)
 . year-to-date statements (quarterly)
 . annual and semiannual reports (every six months)

     To reduce expenses, only one copy of most annual and semiannual reports will be mailed to your household, even if you have more than one account with the Fund. Call the telephone number listed on the inside back cover of this Prospectus if you need copies of annual or semiannual reports or historical account information.

Exchanges

     You may sell your Class Y shares and buy Class Y shares of other funds in the United Group or Class A shares of United Cash Management, Inc. You may exchange only into funds that are legally registered for sale in your state of residence. Note that exchanges out of the Fund may have tax consequences for you. Before exchanging into a fund, read its prospectus.

     The Fund reserves the right to terminate or modify these exchange privileges at any time, upon notice in certain instances.

Distributions and Taxes

Distributions

     The Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year. Ordinarily, dividends are distributed monthly from the Fund's net investment income, which includes accrued interest, earned OID and market discount and other income earned on portfolio assets less expenses. Net capital gains ordinarily are distributed in December. The Fund may make additional distributions if necessary to avoid Federal income or excise taxes on certain undistributed income and capital gains.

     Distribution Options. When you open an account, specify on your application how you want to receive your distributions. The Fund offers three options:

1. Share Payment Option. Your dividends and capital gains and other distributions will be automatically paid in additional Class Y shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gains and other distributions will be automatically paid in Class Y shares, but you will be sent a check for each dividend distribution.

3. Cash Option. You will be sent a check for your dividend and capital gains and other distributions.

     For retirement accounts, all distributions are automatically paid in Class Y shares.

Taxes

     The Fund has qualified and intends to continue to qualify for treatment as a regulated investment company under the Code, so that it will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that is distributed to its shareholders. In addition, the Fund intends to continue to qualify to pay "exempt-interest" dividends, which requires, among other things, that at the close of each calendar quarter at least 50% of the value of its total assets must consist of obligations the interest on which is excludable from gross income under section 103(a) of the Code.

     There are certain tax requirements that the Fund must satisfy in order to avoid Federal taxation. In its effort to adhere to these requirements, the Fund may have to limit its investment activity in some types of instruments.

     As with any investment, you should consider how your investment in the Fund will be taxed. You should be aware of the following tax implications:

     Taxes on distributions. The distributions by the Fund that are designated by it as exempt-interest dividends generally may be excluded by you from your gross income. Dividends from the Fund's investment company taxable income generally are taxable to you as ordinary income, whether received in cash or paid in additional Fund shares. Distributions of the Fund's net capital gain, when designated as such, are taxable to you as long-term capital gain, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. Under the Taxpayer Relief Act of 1997 ("1997 Act"), different maximum tax rates apply to a noncorporate taxpayer's net capital gain depending on the taxpayer's holding period and marginal rate of federal income tax - generally, 28% for gain recognized on securities held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on securities held for more than 18 months. The Internal Revenue Service permits the Fund to divide each net capital gain distribution into a 28% rate gain distribution and a 20% rate gain distribution (in accordance with the Fund's holding periods for the securities it sold that generated the distributed gain) and requires Fund shareholders to treat those portions accordingly. None of the dividends paid by the Fund is expected to be eligible for the dividends-received deduction allowed to corporations. The Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year, including the portions of capital gain distributions, if any, subject to the different maximum rates of tax applicable under the 1997 Act.

     Exempt-interest dividends paid by the Fund may be subject to income taxation under state and local tax laws. In addition, a portion of those dividends is expected to be attributable to interest on certain bonds that must be treated by you as a "tax preference item" for purposes of calculating your liability, if any, for the AMT; the Fund anticipates such portion will be not more than 40% of the dividends it will pay to its shareholders. The Fund will provide you with information concerning the amount of distributions that must be treated as a tax preference item after the end of each calendar year. Shareholders who may be subject to the AMT should consult with their tax advisers concerning investment in the Fund.

     Entities or other persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds ("PABs") should consult their tax advisers before purchasing Fund shares because, for users of certain of these facilities, the interest on PABs is not exempt from Federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs.

     Withholding. The Fund is required to withhold 31% of all taxable dividends, capital gains distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate from taxable dividends and capital gains distributions also is required for such shareholders who otherwise are subject to backup withholding.

     Taxes on transactions. Your redemption of Fund shares will result in taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your adjusted basis for the redeemed shares. If you have a gain on a redemption of Fund shares, the entire gain will be taxable even though a portion of the gain may represent municipal bond interest earned by the Fund but not yet paid out as a dividend. If the redemption is not made until after record date, however, that interest will be received by you as a dividend that is tax-exempt rather than as part of a taxable gain. Ordinarily, record date is the first Friday after the 9th day of each month.

     An exchange of Fund shares for shares of any other fund in the United Group generally will have similar tax consequences. In addition, if you purchase Fund shares within thirty days before or after redeeming other Fund shares (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.

     Interest on indebtedness incurred or continued to purchase or carry shares of the Fund will not be deductible for Federal income tax purposes to the extent the Fund's distributions consist of exempt-interest dividends. Proposals may be introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal bonds. If such a proposal were enacted, the availability of municipal bonds for investment by the Fund and the value of its portfolio would be affected. In that event, the Fund may decide to reevaluate its investment goal and policies.

     The foregoing is only a summary of some of the important Federal tax considerations generally affecting the Fund and its shareholders; see the SAI for a more detailed discussion. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

About the Management and Expenses of the Fund

     United Municipal Bond Fund, Inc. is a mutual fund: an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, the Fund is an open-end, diversified management investment company organized as a corporation under Maryland law on September 29, 1976.

     The Fund is governed by a Board of Directors, which has overall responsibility for the management of its affairs. The majority of directors are not affiliated with Waddell & Reed, Inc.

     The Fund has two classes of shares. In addition to the Class Y shares offered by this Prospectus, the Fund has issued and outstanding Class A shares which are offered by Waddell & Reed, Inc. through a separate prospectus. Class A shares are subject to a sales charge on purchases but are not subject to redemption fees. Class A shares are subject to a Rule 12b-1 fee at an annual rate of up to 0.25% of the Fund's average net assets attributable to Class A shares. Additional information about Class A shares may be obtained by calling or writing to Waddell & Reed, Inc. at the telephone number or address on the inside back cover of the Prospectus.

     The Fund does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval will be presented to shareholders at a meeting called by the Board of Directors for such purpose.

     Special meetings of shareholders may be called for any purpose upon receipt by the Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the Bylaws of the Fund are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the 1940 Act applies to the Fund, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

     Each share (regardless of class) has one vote. All shares of the Fund vote together as a single class, except as to any matter for which a separate vote of any class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular classes, in which case only the shareholders of the affected classes are entitled to vote, each as a separate class. Shares are fully paid and nonassessable when purchased.

WRIMCO and Its Affiliates

     The Fund is managed by WRIMCO, subject to the authority of the Fund's Board of Directors. WRIMCO provides investment advice to the Fund and supervises the Fund's investments. Waddell & Reed, Inc. and its predecessors have served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, except United Asset Strategy Fund, Inc., since 1940 or the inception of the company, whichever was later, and to TMK/United Funds, Inc. since that fund's inception, until January 8, 1992, when it assigned its duties as investment manager and assigned its professional staff for investment management services to WRIMCO. WRIMCO has also served as investment manager for Waddell & Reed Funds, Inc. since its inception in September 1992 and United Asset Strategy Fund, Inc. since it commenced operations in March 1995.

     John M. Holliday is primarily responsible for the day-to-day management of the portfolio of the Fund. Mr. Holliday has held his Fund responsibilities since May 23, 1980. He is Senior Vice President of WRIMCO, Senior Vice President of Waddell & Reed Asset Management Company, an affiliate of WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Holliday has served as the portfolio manager for investment companies managed by Waddell & Reed, Inc. and its successor, WRIMCO, since August 1979, and has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since April 1978. Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the Fund's investments.

     Waddell & Reed, Inc. serves as the Fund's underwriter and as underwriter for each of the other funds in the United Group of Mutual Funds and Waddell & Reed Funds, Inc. and acts as the principal underwriter and distributor for variable life insurance and variable annuity policies issued by United Investors Life Insurance Company for which TMK/United Funds, Inc. is the underlying investment vehicle.

     Waddell & Reed Services Company acts as transfer agent ("Shareholder Servicing Agent") for the Fund and processes the payments of dividends. Waddell & Reed Services Company also acts as agent ("Accounting Services Agent") in providing bookkeeping and accounting services and assistance to the Fund and pricing daily the value of its shares.

     WRIMCO and Waddell & Reed Services Company are subsidiaries of Waddell & Reed, Inc. Waddell & Reed, Inc. is a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company, and an indirect subsidiary of United Investors Management Company, a holding company, and Torchmark Corporation, a holding company.



Breakdown of Expenses

     Like all mutual funds, the Fund pays fees related to its daily operations. Expenses paid out of the Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

     The Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. The Fund also pays other expenses, which are explained below.

Management Fee

     The management fee of the Fund is calculated by adding a group fee to a specific fee. It is accrued and paid to WRIMCO daily.

     The specific fee is computed on the Fund's net asset value as of the close of business each day at the annual rate of .03 of 1% of its net assets. The group fee is a pro rata participation based on the relative net asset size of the Fund in the group fee computed each day on the combined net asset values of all the funds in the United Group at the annual rates shown in the following table:

Group Fee Rate

                 Annual
Group Net        Group
Asset Level     Fee Rate
(all dollars    For Each
in millions)     Level
------------    --------

From $0
  to $750      .51 of 1%

From $750
  to $1,500    .49 of 1%

From $1,500
  to $2,250    .47 of 1%

From $2,250
  to $3,000    .45 of 1%

From $3,000
  to $3,750    .43 of 1%

From $3,750
  to $7,500    .40 of 1%

From $7,500
  to $12,000   .38 of 1%

Over $12,000   .36 of 1%

     Growth in assets of the United Group assures a lower group fee rate.

     The combined net asset values of all of the funds in the United Group were approximately $18.0 billion as of September 30, 1997. Management fees for the fiscal year ended September 30, 1997 were 0.43% of the Fund's average net assets, which during that period consisted only of the Fund's Class A shares.

Other Expenses

     While the management fee is a significant component of the Fund's annual operating costs, the Fund has other expenses as well.

     The Fund pays the Accounting Services Agent a monthly fee based on the average net assets of the Fund for accounting services. With respect to its Class Y shares, the Fund pays the Shareholder Servicing Agent a monthly fee based on the average daily net assets of the class for the preceding month.

     The Fund also pays other expenses, such as fees and expenses of certain directors, audit and outside legal fees, costs of materials sent to shareholders, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Fund under federal or other securities laws and to the Investment Company Institute, and extraordinary expenses including litigation and indemnification relative to litigation.

     The Fund cannot precisely predict what its portfolio turnover rate will be, but the Fund may have a high portfolio turnover. A higher turnover will increase transaction and commission costs and could generate taxable income or loss.

United Municipal Bond Fund, Inc.

Custodian                     Underwriter
  UMB Bank, n.a.                Waddell & Reed, Inc.
  Kansas City, Missouri         6300 Lamar Avenue
                                P. O. Box 29217
Legal Counsel                   Shawnee Mission, Kansas
  Kirkpatrick & Lockhart LLP       66201-9217
  1800 Massachusetts Avenue, N. W.      (913) 236-2000
  Washington, D. C.  20036      (800) 366-5465

Independent Accountants       Shareholder Servicing Agent
  Deloitte & Touche LLP         Waddell & Reed
  1010 Grand Avenue                Services Company
  Kansas City, Missouri         6300 Lamar Avenue
     64106-2232                 P. O. Box 29217
                                Shawnee Mission, Kansas
Investment Manager                 66201-9217
  Waddell & Reed Investment     (913) 236-2000
     Management Company         (800) 366-5465
  6300 Lamar Avenue
  P. O. Box 29217             Accounting Services Agent
  Shawnee Mission, Kansas       Waddell & Reed
     66201-9217                    Services Company
  (913) 236-2000                6300 Lamar Avenue
  (800) 366-5465                P. O. Box 29217
                                Shawnee Mission, Kansas
                                    66201-9217
                                (913) 236-2000
                                (800) 366-5465


Our INTERNET address is:
  http://www.waddell.com

United Municipal Bond Fund, Inc.
Class Y Shares
PROSPECTUS
   December 31, 1997

The United Group of Mutual Funds
United Asset Strategy Fund, Inc.
United Cash Management, Inc.
United Continental Income Fund, Inc.
United Funds, Inc.
     United Bond Fund
     United Income Fund
     United Accumulative Fund
     United Science and Technology Fund
United Gold & Government Fund, Inc.
United Government Securities Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United International Growth Fund, Inc.
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United New Concepts Fund, Inc.
United Retirement Shares, Inc.
United Vanguard Fund, Inc.

NUP1008-Y(12-97)

printed on recycled paper

                        UNITED MUNICIPAL BOND FUND, INC.

                               6300 Lamar Avenue

                                P. O. Box 29217

                      Shawnee Mission, Kansas  66201-9217

                                 (913) 236-2000
                                 (800) 366-5465

                               December 31, 1997



                      STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information (the "SAI") is not a prospectus. Investors should read this SAI in conjunction with a prospectus ("Prospectus") for the Class A shares or the Class Y shares, as applicable, of United Municipal Bond Fund, Inc. (the "Fund"), dated December 31, 1997, which may be obtained from the Fund or its underwriter, Waddell & Reed, Inc., at the address or telephone number shown above.


                               TABLE OF CONTENTS

     Performance Information ............................  2

     Goal and Investment Policies .......................  4

     Investment Management and Other Services ........... 28

     Purchase, Redemption and Pricing of Shares ......... 33

     Directors and Officers ............................. 45

     Payments to Shareholders ........................... 51

     Taxes .............................................. 52

     Portfolio Transactions and Brokerage ............... 56

     Other Information .................................. 58

     Appendix A ......................................... 60

     Financial Statements ............................... 67

                            PERFORMANCE INFORMATION

     Waddell & Reed, Inc., the Fund's underwriter, or the Fund may, from time to time, publish the Fund's total return information, yield information and/or performance rankings in advertisements and sales materials.

Total Return

     An average annual total return quotation is computed by finding the average annual compounded rates of return over the one-, five-, and ten-year periods that would equate the initial amount invested to the ending redeemable value. Standardized total return information is calculated by assuming an initial $1,000 investment and, for Class A shares, from which the maximum sales load of 4.25% is deducted. All dividends and distributions are assumed to be reinvested in shares of the applicable class at net asset value for the class as of the day the dividend or distribution is paid. No sales load is charged on reinvested dividends or distributions on Class A shares. The formula used to calculate the total return for a particular class of the Fund is:

              n
      P(1 + T)  =   ERV

     Where :  P =   $1,000 initial payment
              T =   Average annual total return
              n =   Number of years
            ERV =   Ending redeemable value of the $1,000 investment for the
                    periods shown.

     Non-standardized performance information may also be presented. For example, the Fund may also compute total return for its Class A shares without deduction of the sales load in which case the same formula noted above will be used but the entire amount of the $1,000 initial payment will be assumed to have been invested. If the sales charge applicable to Class A shares were reflected, it would reduce the performance quoted for that class.

     The average annual total return quotations for Class A shares as of September 30, 1997, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

                                                With    Without
                                             Sales LoadSales Load
                                              Deducted  Deducted

One-year period from October 1, 1996 to
  September 30, 1997:                            5.10%     9.77%

Five-year period from October 1, 1992 to
  September 30, 1997:                            6.80%     7.73%

Ten-year period from October 1, 1987 to
  September 30, 1997:                            9.29%     9.76%

     Prior to January 21, 1996, the Fund offered only one class of shares to the public. Shares outstanding on that date were designated as Class A shares. Since that date, Class Y shares of the Fund have been available to certain institutional investors.

     The Fund may also quote unaveraged or cumulative total return for a class which reflects the change in value of an investment in that class over a stated period of time. Cumulative total returns will be calculated according to the formula indicated above but without averaging the rate for the number of years in the period.

Yield

     A yield quoted for a class of the Fund is computed by dividing the net investment income per share of that class earned during the period for which the yield is shown by the maximum offering price per share of that class on the last day of that period according to the following formula:

                               6
     Yield = 2 ((((a - b)/cd)+1)  -1)

Where with respect to a particular class of the Fund:
       a =  dividends and interest earned during the period.
       b =  expenses accrued for the period (net of reimbursements).
       c = the average daily number of shares of the class outstanding during the period that were entitled to receive dividends.
       d = the maximum offering price per share of the class on the last day of the period.

     The yield for Class A shares of the Fund computed according to the formula for the 30-day period ended on September 30, 1997, the date of the most recent balance sheet included in this SAI, is 4.56%.

     The Fund may also advertise or include in sales material its tax-equivalent yield, which is calculated by applying the stated income tax rate to only the net investment income exempt from taxation according to a standard formula which provides for computation of tax-equivalent yield by dividing that portion of the Fund's yield which is tax exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax exempt.

     The tax-equivalent yield computed according to the formula for the 30-day period ended on September 30, 1997, the date of the most recent balance sheet included in this SAI, is 5.35%, 6.31%, 6.58%, 7.09% and 7.51% for marginal tax brackets of 15%, 28%, 31%, 36% and 39.6%, respectively.

     Change in yields primarily reflect different interest rates received by the Fund as its portfolio securities change. Yield is also affected by portfolio quality, portfolio maturity, type of securities held and operating expenses of the applicable class.

Performance Rankings

     Waddell & Reed, Inc. or the Fund also may from time to time publish in advertisements or sales material performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc., or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. Each class of the Fund may also compare its performance to that of other selected mutual funds or selected recognized market indicators such as the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average. Performance information may be quoted numerically or presented in a table, graph or other illustration.

     All performance information that the Fund advertises or includes in sales material is historical in nature and is not intended to represent or guarantee future results. The value of the Fund's shares when redeemed may be more or less than their original cost.

                          GOAL AND INVESTMENT POLICIES

     The goal and investment policies of the Fund are described in the Prospectus, which refers to the following investment methods and practices.

Specific Securities and Investment Practices

Municipal Bonds

     Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various public purposes. The two main kinds of municipal bonds are "general obligation" bonds and "revenue" bonds. In "general obligation" bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. "Revenue" bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source.

     A special class of municipal bonds issued by state and local government authorities and agencies are industrial development bonds ("IDBs"). The Fund may purchase IDBs only if the interest on them is free from Federal income taxation, although such interest is an item of tax preference for purposes of the Federal alternative minimum tax. In general, IDBs are revenue bonds and are issued by or on behalf of public authorities to obtain funds to finance privately operated facilities for business and manufacturing, sports and pollution control. IDBs are also used to finance public facilities such as airports and mass transit systems. The credit quality of IDBs is usually directly related to the credit standing of the user of the facilities being financed. The Fund may invest an unlimited percentage of its assets in municipal bonds that are IDBs.

     Municipal leases and participation interests therein are another type of municipal bond. The factors to be considered in determining whether or not any rated municipal lease obligations are liquid include (i) the frequency of trades and quotes for the obligations, (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers, (iii) the willingness of dealers to undertake to make a market in the securities, (iv) the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer, (v) the likelihood that the marketability of the obligation will be maintained through the time the instrument is held, (vi) the credit quality of the issuer and the lessee, and (vii) the essentiality to the lessee of the property covered by the lease. Unrated municipal lease obligations are considered illiquid. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a variety of equipment and facilities.

     The Fund has not held and does not intend to hold such obligations directly as a lessor of the property, but may from time to time purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the Fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation. Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt, including voter referenda, interest rate limits or public sale requirements. Leases, installment purchases or conditional sale contracts have evolved as a means for governmental issuers to acquire property and equipment without being required to meet these constitutional and statutory requirements. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. In determining the liquidity of a municipal lease obligation, Waddell & Reed Investment Management Company ("WRIMCO"), the Fund's investment manager, will differentiate between direct interests in municipal leases and municipal lease-backed securities, the latter of which may take the form of a lease-backed revenue bond, a tax-exempt asset-backed security or any other investment structure using a municipal lease-purchased agreement as its base. See "Asset-Backed Securities." While the former may present liquidity issues, the latter are based on a well established method of securing payment of a municipal lease obligation.

     WRIMCO and the Fund rely on the opinion of bond counsel for the issuer in determining whether obligations are municipal bonds. If a court holds that an obligation held by the Fund is not a municipal bond (i.e., that the interest thereon is taxable), the Fund will sell the obligation as soon as possible, but it might incur a loss upon such sale.

     Now or in the future, Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), and Moody's Investors Service, Inc. ("MIS") may use different rating designations for municipal bonds depending on their maturities on issuance or other characteristics. For example, MIS now rates the top four categories of "municipal notes" (i.e., municipal bonds generally with a maturity at the time of issuance ranging from six months to three years) as MIG 1, MIG 2, MIG 3 and MIG 4. Municipal bonds purchased by the Fund comply with the 80% requirement discussed in the Prospectus if they are within the top four rating designations of S&P or MIS for the type of municipal bond in question. The Fund is not required to dispose of any municipal bond if its rating falls below the rating required for its purchase, nor does such a fall in rating affect the amount of unrated municipal bonds which the Fund may buy.

Bonds Backed by Generating Plants Revenue

     From time to time the Fund may have varying but substantial portions of its assets invested in municipal bonds of Public Power Agencies and in Pollution Control Revenue Bonds which are IDBs. The interest on both types of bonds is paid by revenues from generating plants. The Fund may invest any portion of its assets in these bonds, and it is expected that there may be times, depending on economic conditions in the industry or the relative attractiveness of other municipal bonds, when more than 25% of its assets will be so invested.

     Certain problems facing the generating industry in general may or may not affect its ability to meet obligations on bonds. These problems include the effects of (i) inflation on financing large construction programs, (ii) cost increases and delays arising out of environmental considerations, (iii) limitations of available capital on the ability to issue additional debt, (iv) the effect of shortages and high prices of fuel on operations and profits, and
(v) the effect of energy conservation on sales. Problems of these types generally affect the values of and the dividends paid on utility common stocks rather than the ability to pay bond obligations.

When-Issued and Delayed-Delivery Transactions

     The Fund may purchase municipal bonds on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. The bonds so purchased or sold by the Fund are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. For example, delivery to the Fund and payment by the Fund in the case of a purchase by it, or delivery by the Fund and payment to it in the case of a sale by the Fund, may take place a month or more after the date of the transaction. The purchase or sale price is fixed on the transaction date. The Fund will enter into when-issued or delayed-delivery transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. No interest accrues to the Fund until delivery and payment is completed. When the Fund makes a commitment to purchase municipal bonds on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the bonds in determining its net asset value per share. The municipal bonds sold by the Fund on a delayed-delivery basis are also subject to market fluctuation; their value when the Fund delivers them may be more than the purchase price the Fund receives. When the Fund makes a commitment to sell municipal bonds on a delayed basis, it will record the transaction and thereafter value the bonds at the sales price in determining the Fund's net asset value per share.

     Ordinarily the Fund purchases municipal bonds on a when-issued or delayed-delivery basis with the intention of actually taking delivery of the bonds. However, before the bonds are delivered to the Fund and before it has paid for them (the "settlement date"), the Fund could sell the bonds if WRIMCO decided it was advisable to do so for investment reasons. The Fund will hold aside or segregate cash or other securities, other than those purchased on a when-issued or delayed-delivery basis, at least equal to the amount it will have to pay on the settlement date; these other securities may, however, be sold at or before the settlement date to pay the purchase price of the when-issued or delayed-delivery bonds.

Limited Investment in Other Debt Securities

     All of the Fund's invested assets, other than cash or receivables, must be invested in municipal bonds, except that a limited amount of assets may be invested in specified debt securities that are referred to in the Prospectus as taxable obligations and in repurchase agreements and certain derivative instruments (see discussion below). The Fund may invest in taxable obligations only if, after any such investment, not more than 10% of its assets would consist of taxable obligations. The only taxable obligations that the Fund may purchase are (i) obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities"), (ii) bank obligations of domestic banks or savings and loan associations that are subject to regulation by the U.S. Government (which obligations may include certificates of deposit, letters of credit and acceptances), and (iii) commercial paper. The taxable commercial paper the Fund may buy must, at the time of purchase, be rated at least A by S&P or MIS. See Appendix A for a description of these ratings.

Defensive Strategies and Temporary Investments

     To shorten the average maturity of the Fund's portfolio, it may buy municipal bonds that are payable in a relatively short time. This could be either because they were so payable when they were first issued or because they will mature shortly after purchase.

     Another reason for buying either these short-term municipal bonds or taxable obligations (up to the 10% limitation on taxable obligations described in the Prospectus) during normal market conditions is to keep assets at work until appropriate investments in longer-term municipal bonds can be made or in order to have cash available to pay for redemptions.

     Short-term municipal bonds or taxable obligations purchased for defensive purposes will be held for as long as WRIMCO believes a temporary defensive posture should be maintained. When bought during normal conditions, they will be held until appropriate investments in longer-term municipal bonds are made or until they are sold to meet redemptions.

U.S. Government Securities

     U.S. Government Securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years). All such Treasury securities are backed by the full faith and credit of the United States.

     U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Fannie Mae (formerly, the Federal National Mortgage Association), Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("Ginnie Mae"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("Freddie Mac"), Farm Credit Banks, Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation, and the Student Loan Marketing Association.

     Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by Fannie Mae, are supported only by the credit of the instrumentality and by a pool of mortgage assets. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

     U.S. Government Securities may include mortgage-backed securities issued by U.S. Government agencies or instrumentalities including, but not limited to, Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See "Mortgage-Backed Securities" and "Asset-Backed Securities." Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.

Zero Coupon Securities

     A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts) and TRs (Treasury Receipts) are examples of derivative zeros.

     The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury security and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. Government, a government agency, or a corporation in zero coupon form.

Mortgage-Backed and Asset-Backed Securities

     Mortgage-Backed Secutities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as "CMOs." The U.S. Government mortgage-backed securities in which the Fund may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae, Fannie Mae or Freddie Mac. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

     The Fund may purchase mortgage-backed securities issued by both government and non-government entities, such as banks, mortgage lenders, or other financial institutions, as long as WRIMCO determines that it is consistent with the Fund's goal and investment policies. Other types of mortgage-backed securities will likely be developed in the future, and the Fund may invest in them if WRIMCO determines they are consistent with the Fund's goal and investment policies.

     Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security.

     Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

     Special Characteristics of Mortgage-Backed and Asset-Backed Securities.
The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

     The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

     Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

Variable or Floating Rate Instruments

     Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

Indexed Securities

     The Fund may purchase securities the value of which varies in relation to the value of other securities, securities indices or other financial indicators, subject to its operating policy regarding derivative instruments. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

     Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies. Certain indexed securities that are not traded on an established market may be deemed illiquid.

Restricted Securities

     Restricted securities are subject to legal or contractual restrictions on resale because they are not registered under the Securities Act of 1933, as amended (the "1933 Act"). Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     There are risks associated with investment in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale would be desirable. Restricted securities in which the Fund seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. See "Illiquid Investments" below.

Illiquid Investments

     The Fund may not invest more than 10% of its net assets in illiquid investments. Investments currently considered to be illiquid include: (i) repurchase agreements not terminable within seven days; (ii) securities for which market quotations are not readily available; (iii) securities involved in swap, cap, collar and floor transactions; (iv) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand; (v) restricted securities not determined to be liquid pursuant to guidelines established by the Fund's Board of Directors; (vi) non-government stripped fixed-rate mortgage-backed securities; and (vii) over-the-counter ("OTC") options and their underlying collateral. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Repurchase Agreements

     The Fund may purchase securities subject to repurchase agreements, subject to its limitation on investment in illiquid investments. See "Illiquid Investments." A repurchase agreement is an instrument under which the Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

     The majority of the repurchase agreements in which the Fund would engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. The Fund's repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Fund's custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by WRIMCO on the basis of criteria established by the Fund's Board of Directors.

Options, Futures and Other Strategies

     General. As discussed in the Prospectus, WRIMCO may use certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts, swaps, caps, collars, floors and indexed securities (collectively, "Financial Instruments") to attempt to enhance income or yield or to attempt to hedge the Fund's investments. Generally, the Fund may purchase and sell any type of Financial Instrument. However, as an operating policy, the Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured.

     Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

     Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's portfolio is the same as if the transaction were entered into for speculative purposes.

     Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

     The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the "CFTC"). In addition, the Fund's ability to use Financial Instruments will be limited by tax considerations. See "Taxes."

     In addition to the instruments, strategies and risks described below and in the Prospectus, WRIMCO expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as WRIMCO develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. WRIMCO may utilize these opportunities to the extent that they are consistent with the Fund's goal and permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund's Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

     Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.

     (1) Successful use of most Financial Instruments depends upon WRIMCO's ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because WRIMCO projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

     (4) As described below, the Fund might be required to maintain assets as "cover," maintain accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

     Cover. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts, or (2) cash and liquid assets with a value, marked to market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

     Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover or accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     Options. The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss.

     Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid Investments."

     Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid Investments."

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

     The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     A type of put that the Fund may purchase is an "optional delivery standby commitment," which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives the Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

     Risks of Options on Securities. The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

     The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

     If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     Options on Indices. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

     Risks of Options on Indices. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

     Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn that the Fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a debt security, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

     If the Fund purchases an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

     OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

     Futures Contracts and Options on Futures Contracts. The purchase of futures contracts or call options on futures contracts can serve as a long hedge, and the sale of futures contracts or the purchase of put options on futures contracts can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

     In addition, futures strategies can be used to manage the average duration of the Fund's fixed-income portfolio. If WRIMCO wishes to shorten the average duration of the Fund's fixed-income portfolio, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If WRIMCO wishes to lengthen the average duration of the Fund's fixed-income portfolio, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.

     Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to the differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or debt market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest rate or debt market movements or the time span within which the movements take place.

     Index Futures. The risk of imperfect correlation between movements in the price of an index future and movements in the price of the securities that are the subject of the hedge increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index future moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, the Fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the Fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

     Where index futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

     To the extent that the Fund enters into futures contracts or options on futures contracts, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts and options on futures contracts.

     Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures contracts, to adjust the risk and return characteristics of its overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     Turnover. The Fund's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate.
Once the Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

     Swaps, Caps, Collars and Floors. Swap agreements, including caps, collars and floors, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long- or short-term interest rates, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

     Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.

     The creditworthiness of firms with which the Fund enters into swaps, caps or floors will be monitored by WRIMCO in accordance with procedures adopted by the Fund's Board of Directors. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Fund's custodian that satisfies the requirements of the 1940 Act. The Fund will also establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. WRIMCO and the Fund believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions.

Investment Restrictions

     Certain of the Fund's investment restrictions and policies are described in the Prospectus. The following are fundamental policies and, together with certain restrictions described in the Prospectus, cannot be changed without shareholder approval. Under these additional restrictions, the Fund:

     (i) May not make any investments other than in the municipal bonds and in the taxable obligations, options, futures contracts and other financial instruments described in the Prospectus. Further, such municipal bonds and taxable obligations are subject to the percentage limitations and the quality restrictions described in the Prospectus. Thus, the Fund may not purchase any voting securities; purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other Financial Instruments; or purchase any real estate or interests in real estate investment trusts or any investment company securities;

    (ii) May not lend money or other assets; the Fund may, however, buy debt securities and other obligations consistent with its goal and other investment policies and restrictions;

   (iii) May not invest for the purpose of exercising control or management of other companies;

    (iv) May not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (1) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments, (2) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (3) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments;

     (v) May not participate on a joint, or a joint and several basis, in any trading account in securities;

    (vi) May not engage in the underwriting of securities, that is, the selling of securities for others;

   (vii) With respect to 75% of its total assets, may not purchase securities of any one issuer (other than cash items and "Government securities" as defined in the 1940 Act), if immediately after and as a result of such purchase, the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets; or

  (viii) May not purchase securities of issuers in any one industry except for municipal bonds and U.S. Government Securities if more than 25% of the value of its assets would then be invested in issuers in that industry.

Portfolio Turnover

     A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. The Fund's turnover rate may vary greatly from year to year, as well as within a particular year, and may be affected by cash requirements for the redemption of its shares. For fiscal years 1997 and 1996 the portfolio turnover rates were 47.24% and 74.97%, respectively.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

The Management Agreement

     The Fund has an Investment Management Agreement (the "Management Agreement") with Waddell & Reed, Inc. On January 8, 1992, subject to the authority of the Fund's Board of Directors, Waddell & Reed, Inc. assigned the Management Agreement and all related investment management duties (and related professional staff) to WRIMCO, a wholly owned subsidiary of Waddell & Reed, Inc. Under the Management Agreement, WRIMCO is employed to supervise the investments of the Fund and provide investment advice to the Fund. The address of WRIMCO and Waddell & Reed, Inc. is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. Waddell & Reed, Inc. is the Fund's underwriter.

     The Management Agreement permits Waddell & Reed, Inc. or an affiliate of Waddell & Reed, Inc. to enter into a separate agreement for transfer agency services ("Shareholder Servicing Agreement") and a separate agreement for accounting services ("Accounting Services Agreement") with the Fund. The Management Agreement contains detailed provisions as to the matters to be considered by the Fund's Board of Directors prior to approving any Shareholder Servicing Agreement or Accounting Services Agreement.

Torchmark Corporation and United Investors Management Company

     WRIMCO is a wholly owned subsidiary of Waddell & Reed, Inc. Waddell & Reed, Inc. is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company. Waddell & Reed Financial Services, Inc. is a wholly owned subsidiary of United Investors Management Company. United Investors Management Company is a wholly owned subsidiary of Torchmark Corporation. Torchmark Corporation is a publicly-held company. The address of Torchmark Corporation and United Investors Management Company is 2001 Third Avenue South, Birmingham, Alabama 35233.

     Waddell & Reed, Inc. and its predecessors served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, except United Asset Strategy Fund, Inc., since 1940 or the company's inception date, whichever was later, and to TMK/United Funds, Inc. since that fund's inception, until January 8, 1992 when it assigned its duties as investment manager for these funds (and the related professional staff) to WRIMCO. WRIMCO has also served as investment manager for Waddell & Reed Funds, Inc. since its inception in September 1992, and United Asset Strategy Fund, Inc. since it commenced operations in March 1995. Waddell & Reed, Inc. serves as principal underwriter for the investment companies in the United Group of Mutual Funds and Waddell & Reed Funds, Inc. and acts as principal underwriter and distributor for variable life insurance and variable annuity policies issued by United Investors Life Insurance Company for which TMK/United Funds, Inc. is the underlying investment vehicle.

Shareholder Services

     Under the Shareholder Servicing Agreement entered into between the Fund and Waddell & Reed Services Company (the "Agent"), a subsidiary of Waddell & Reed, Inc., the Agent performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Fund and handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Fund's Board of Directors without shareholder approval.

Accounting Services

     Under the Accounting Services Agreement entered into between the Fund and the Agent, the Agent provides the Fund with bookkeeping and accounting services and assistance, including maintenance of the Fund's records, pricing of the Fund's shares, and preparation of prospectuses for existing shareholders, proxy statements and certain reports. A new Accounting Services Agreement, or amendments to an existing one, may be approved by the Fund's Board of Directors without shareholder approval.

Payments by the Fund for Management, Accounting and Shareholder Services

     Under the Management Agreement, for WRIMCO's management services, the Fund pays WRIMCO a fee as described in the Prospectus.

     The management fees paid to WRIMCO for the fiscal years ended September 30, 1997, 1996 and 1995 were $4,208,872, $4,344,734 and $4,207,453, respectively.

     For purposes of calculating the daily fee, the Fund does not include money owed to it by Waddell & Reed, Inc. for shares which it has sold but not yet paid the Fund. The Fund accrues and pays this fee daily.

     Under the Shareholder Servicing Agreement with respect to Class A shares, the Fund pays the Agent a monthly fee of $1.3125 for each shareholder account that was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution, of cash or shares, had a record date in that month. For Class Y shares, the Fund pays the Agent a monthly fee equal to one-twelfth of .15 of 1% of the average daily net assets of that class for the preceding month. The Fund also pays certain out-of-pocket expenses of the Agent, including long distance telephone communications costs, microfilm and storage costs for certain documents, forms, printing and mailing costs, and costs of legal and special services not provided by Waddell & Reed, Inc., WRIMCO or the Agent.

     Under the Accounting Services Agreement, the Fund pays the Agent a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee

                  Average
               Net Asset Level                Annual Fee
          (all dollars in millions)      Rate for Each Level
          -------------------------      -------------------

          From $    0 to $   10              $      0
          From $   10 to $   25              $ 10,000
          From $   25 to $   50              $ 20,000
          From $   50 to $  100              $ 30,000
          From $  100 to $  200              $ 40,000
          From $  200 to $  350              $ 50,000
          From $  350 to $  550              $ 60,000
          From $  550 to $  750              $ 70,000
          From $  750 to $1,000              $ 85,000
               $1,000 and Over               $100,000

     The fees paid to the Agent for accounting services for the fiscal years ended September 30, 1997, 1996 and 1995 were $86,250, $90,000 and $85,000, respectively.

     Since the Fund pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, WRIMCO and the Agent, respectively, pay all of their own expenses in providing these services. Amounts paid by the Fund under the Shareholder Servicing Agreement are described above. Waddell & Reed, Inc. and affiliates pay the Fund's Directors and officers who are affiliated with WRIMCO and its affiliates. The Fund pays the fees and expenses of the Fund's other Directors.

     Waddell & Reed. Inc., under an agreement separate from the Management Agreement, Shareholder Servicing Agreement and Accounting Services Agreement, acts as the Fund's underwriter, i.e., sells its shares on a continuous basis. Waddell & Reed, Inc. is not required to sell any particular number of shares, and thus sells shares only for purchase orders received. Under this agreement, Waddell & Reed, Inc. pays the costs of sales literature, including the costs of shareholder reports used as sales literature, and the costs of printing the prospectus furnished to it by the Fund. The aggregate dollar amounts of underwriting commissions for Class A shares for the fiscal years ended September 30, 1997, 1996 and 1995 were $900,465, $1,203,218 and $1,075,152, respectively.
The amounts retained by Waddell & Reed, Inc. for each period were $389,479, $523,700 and $462,638, respectively.

     A major portion of the sales charge for Class A shares is paid to account representatives and managers of Waddell & Reed, Inc. Waddell & Reed, Inc. may compensate its account representatives as to purchases for which there is no sales charge.

     The Fund pays all of its other expenses. These include the costs of materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Fund under Federal or other securities laws and to the Investment Company Institute and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

     Under a Distribution and Service Plan for Class A shares (the "Plan") adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, the Fund may pay Waddell & Reed, Inc., the principal underwriter for the Fund, a fee not to exceed 0.25% of the Fund's average annual net assets attributable to Class A shares, paid monthly, to reimburse Waddell & Reed, Inc. for its costs and expenses in connection with the distribution of the Class A shares and/or the service and/or maintenance of Class A shareholder accounts.

     Waddell & Reed, Inc. offers the Fund's shares through its registered representatives and sales managers (sales force) unless it elects, which is not currently contemplated, to make distribution of shares also through other broker-dealers. In distributing shares through its sales force, Waddell & Reed, Inc. will pay commissions and incentives to the sales force at or about the time of sale and will incur other expenses including for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Fund's shares. The Plan permits Waddell & Reed, Inc. to receive reimbursement for these distribution activities through the distribution fee, subject to the limit contained in the Plan. The Plan also permits Waddell & Reed, Inc. to be reimbursed for amounts it expends in compensating, training and supporting registered account representatives, sales managers and/or other appropriate personnel in providing personal services to Class A shareholders of the Fund and/or maintaining Class A shareholder accounts; increasing services provided to Class A shareholders of the Fund by office personnel located at field sales offices; engaging in other activities useful in providing personal service to Class A shareholders of the Fund and/or maintenance of Class A shareholder accounts; and in compensating broker-dealers who may regularly sell Class A shares of the Fund, and other third parties, for providing shareholder services and/or maintaining shareholder accounts with respect to Class A shares. Service fees in the amount of $1,257,977 were paid (or accrued) by the Fund with respect to Class A shares for the fiscal year ended September 30, 1997.

     The Plan was approved by the Fund's Board of Directors, including the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operations of the Plan or any agreement referred to in the Plan (hereafter, the "Plan Directors"). The Plan was also approved by the affected shareholders of the Fund.

     Among other things, the Plan provides that (i) Waddell & Reed, Inc. will provide to the Directors of the Fund at least quarterly, and the Directors will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (ii) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved, by the Directors including the Plan Directors acting in person at a meeting called for that purpose, (iii) amounts to be paid by the Fund under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding Class A shares of the Fund, and (iv) while the Plan remains in effect, the selection and nomination of the Directors who are Plan Directors will be committed to the discretion of the Plan Directors.

Custodial and Auditing Services

     The Fund's Custodian is UMB Bank, n.a., Kansas City, Missouri. In general, the Custodian is responsible for holding the Fund's cash and securities. Deloitte & Touche LLP, Kansas City, Missouri, the Fund's independent accountants, audits the Fund's financial statements.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

Determination of Offering Price

     The net asset value of each class of the shares of the Fund is the value of the assets of that class, less that class's liabilities, divided by the total number of outstanding shares of that class.

     Class A shares of the Fund are sold at their next determined net asset value plus the sales charge described in the Prospectus. The price makeup as of September 30, 1997 was as follows:

     Net asset value per Class A share (Class
       A net assets divided by Class A shares
       outstanding)  .............................   $7.47
     Add:  selling commission (4.25% of offering
       price)  ...................................     .33
                                                     -----
     Maximum offering price per Class A share
       (Class A net asset value divided by 95.75%)   $7.80
                                                     =====

     The offering price of a Class A share is its net asset value next determined following acceptance of a purchase order plus the sales charge. The offering price of a Class Y share is its net asset value next determined following acceptance of a purchase order. The number of shares you receive for your purchase depends on the next offering price after Waddell & Reed, Inc. receives and accepts your order at its principal business office at the address shown on the cover of this SAI. You will be sent a confirmation after your purchase which will indicate how many shares you have purchased. Shares are normally issued for cash only.

     Waddell & Reed, Inc. need not accept any purchase order, and it or the Fund may determine to discontinue offering Fund shares for purchase.

     The net asset value and offering price per share are ordinarily computed once on each day that the New York Stock Exchange (the "NYSE") is open for trading as of the later of the close of the regular session of the NYSE or the close of the regular session of any domestic securities or commodities exchange on which an option or future held by the Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The net asset value will change every business day, since the value of the assets and the number of shares outstanding change every day.

     The Board of Directors has decided to use the prices provided by an independent pricing service to value municipal bonds. The Board of Directors believes that such a service does quote the securities' fair value. The Board of Directors, however, may hereafter determine to use another service or use the bid price quoted by dealers if it should determine that such service or quotes more accurately reflect the fair value of municipal bonds held by the Fund.

     Short-term debt securities are valued at amortized cost, which approximates market. Securities or other assets that are not valued by either of the foregoing methods and for which market quotations are not readily available would be valued by appraisal at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Directors.

     Options and futures contracts purchased and held by the Fund are valued at the last sales price thereof on the securities or commodities exchanges on which they are traded, or, if there are no transactions, at the mean between bid and asked prices. Ordinarily, the close of the regular session for options trading on national securities exchanges is 4:10 p.m. Eastern time and the close of the regular session for commodities exchanges is 4:15 p.m. Eastern time. Futures contracts will be valued with reference to established futures exchanges. The value of a futures contract purchased by the Fund will be either the closing price of that contract or the bid price. Conversely, the value of a futures contract sold by the Fund will be either the closing price or the asked price.

Minimum Initial and Subsequent Investments

     For Class A shares, initial investments must be at least $500 with the exceptions described in this paragraph. A $100 minimum initial investment pertains to certain exchanges of shares from another fund in the United Group. A $50 minimum initial investment pertains to accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account. A minimum initial investment of $25 is applicable to purchases made through payroll deduction for or by employees of WRIMCO, Waddell & Reed, Inc. or their affiliates. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount. See "Exchanges for Shares of Other Funds in the United Group."

     For Class Y shares, investments by government entities or authorities or by corporations must total at least $10 million within the first twelve months after initial investment. There is no initial investment minimum for other Class Y investors.

Reduced Sales Charges (Applicable to Class A Shares Only)

Account Grouping

     Large purchases of Class A shares are subject to lower sales charges. The schedule of sales charges appears in the Prospectus for Class A shares. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase in any of categories 1 through 7 listed below made by an individual or deemed to be made by an individual may be grouped with purchases in any other of these categories. References to purchases in an Individual Retirement Account ("IRA") or other retirement plan (for which investments in the Fund would not be appropriate) are made only to illustrate how purchases of Fund shares may be grouped with purchases made in other funds in the United Group.

1. Purchases by an individual for his or her own account (includes purchases under the United Funds Revocable Trust form);

2. Purchases by that individual's spouse purchasing for his or her own account (includes United Funds Revocable Trust Form of spouse);

3.   Purchases by that individual or his or her spouse in their joint account;

4. Purchases by that individual or his or her spouse for the account of their child under age 21;

5. Purchase by any custodian for the child of that individual or spouse in a Uniform Gifts to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA") account;

6. Purchases by that individual or his or her spouse for his or her IRA, tax-sheltered annuity account or Keogh plan account, provided that the individual and spouse are the only participants in the Keogh plan; and

7. Purchases by a trustee under a trust where that individual or his or her spouse is the settlor (the person who establishes the trust).

     Examples:

     A. Grandmother opens an UGMA account for grandson A; Grandmother has an account in her own name; A's father has an account in his own name; the UGMA account may be grouped with A's father's account but may not be grouped with Grandmother's account;

     B. H establishes a trust naming his children as beneficiaries and appointing himself and his bank as co-trustees; a purchase made in the trust account is eligible for grouping with an IRA account of W, H's wife;

     C. H's will provides for the establishment of a trust for the benefit of his minor children upon H's death; his bank is named as trustee; upon H's death, an account is established in the name of the bank, as trustee; a purchase in the account may be grouped with an account held by H's wife in her own name.

     D. X establishes a trust naming herself as trustee and R, her son, as successor trustee and R and S as beneficiaries; upon X's death, the account is transferred to R as trustee; a purchase in the account may not be grouped with R's individual account. If X's spouse, Y, was successor trustee, this purchase could be grouped with Y's individual account.

     Account grouping as described above is available under the following circumstances.

One-time Purchases

     A one-time purchase of Class A shares in accounts eligible for grouping may be combined for purposes of determining the availability of a reduced sales charge. In order for an eligible purchase to be grouped, the investor must advise Waddell & Reed, Inc. at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Example: H and W open an account in the Fund and invest $100,000; at the same time, H's parents open up two UGMA accounts for H and W's two minor children and invest $100,000 in each child's name; the combined purchases of Class A shares are subject to the reduced sales load applicable to a purchase of $300,000 provided that Waddell & Reed, Inc. is advised that the purchases are entitled to grouping.

Rights of Accumulation

     If Class A shares are held in any account and an additional purchase is made in that account or in any account eligible for grouping with that account, the additional purchase is combined with the net asset value of the existing account as of the date the new purchase is accepted by Waddell & Reed, Inc. for the purpose of determining the availability of a reduced sales charge.

Example: H is a current Class A shareholder who invested in the Fund three years ago. His account has a net asset value of $100,000. His wife, W, now wishes to invest $15,000 in Class A shares of the Fund. W's purchase will be combined with H's existing account and will be entitled to the reduced sales charge applicable to a purchase in excess of $100,000. H's original $100,000 purchase was subject to a full sales charge and the reduced charge does not apply retroactively to that purchase.

     In order to be entitled to rights of accumulation, the purchaser must inform Waddell & Reed, Inc. that the purchaser is entitled to a reduced charge and provide Waddell & Reed, Inc. with the name and number of the existing account with which the purchase may be combined.

     If a purchaser holds shares which have been purchased under a contractual plan, the shares held under such plan may be combined with the additional purchase only if the contractual plan has been completed.

Statement of Intention

     The benefit of a reduced sales charge for larger purchases of Class A shares is also available under a Statement of Intention. By signing a Statement of Intention form, which is available from Waddell & Reed, Inc., the purchaser indicates an intention to invest, over a 13-month period, a dollar amount which is sufficient to qualify for a reduced sales charge. The 13-month period begins on the date the first purchase made under the Statement of Intention is accepted by Waddell & Reed, Inc. Each purchase made from time to time under the Statement of Intention is treated as if the purchaser were buying at one time the total amount which he or she intends to invest. The sales charge applicable to all purchases of Class A shares made under the terms of the Statement of Intention will be the sales charge in effect on the beginning date of the 13-month period.

     In determining the amount which the purchaser must invest in order to qualify for a reduced sales charge under a Statement of Intention, the investor's Rights of Accumulation (see above) will be taken into account; that is, Class A shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described above, will be included.

Example: H signs a Statement of Intention indicating his intent to invest in his own name a dollar amount sufficient to entitle him to purchase Class A shares at the sales charge applicable to a purchase of $300,000. H has an UGMA account for his child and the Class A shares held in the account have a net asset value as of the date the Statement of Intention is accepted by Waddell & Reed, Inc. of $50,000; H's wife, W, has an account in her own name invested in another fund in the United Group which charges the same sales load as the Fund, with a net asset value as of the date of acceptance of the Statement of Intention of $75,000; H needs to invest $175,000 in Class A shares over the 13-month period in order to qualify for the reduced sales load applicable to a purchase of $300,000.

     A copy of the Statement of Intention signed by a purchaser will be returned to the purchaser after it is accepted by Waddell & Reed, Inc. and will set forth the dollar amount of Class A shares which must be purchased within the 13-month period in order to qualify for the reduced sales charge.

     The minimum initial investment under a Statement of Intention is 5% of the dollar amount which must be invested under the Statement of Intention. An amount equal to 5% of the purchase required under the Statement of Intention will be held "in escrow." If a purchaser does not, during the period covered by the Statement of Intention, invest the amount required to qualify for the reduced sales charge under the terms of the Statement of Intention, he or she will be responsible for payment of the sales charge applicable to the amount actually invested. The additional sales charge owed on purchases of Class A shares made under a Statement of Intention which is not completed will be collected by redeeming part of the shares purchased under the Statement of Intention and held "in escrow" unless the purchaser makes payment of this amount to Waddell & Reed, Inc. within 20 days of Waddell & Reed, Inc.'s request for payment.

     If the actual amount invested is higher than the amount an investor intends to invest, and is large enough to qualify for a sales charge lower than that available under the Statement of Intention, the lower sales charge will apply.

     A Statement of Intention does not bind the purchaser to buy, or Waddell & Reed, Inc. to sell, the shares covered by the Statement of Intention.

     With respect to Statements of Intention for $2,000,000 or purchases otherwise qualifying for no sales charge under the terms of the Statement of Intention, the initial investment must be at least $200,000, and the value of any shares redeemed during the 13-month period which were acquired under the Statement of Intention will be deducted in computing the aggregate purchases under the Statement of Intention.

Other Funds in the United Group

     Reduced sales charges for larger purchases of Class A shares apply to purchases of any of the funds in the United Group which are subject to a sales charge. A purchase of, or shares held, in any of the funds in the United Group which are subject to the same sales charge as the Fund will be treated as an investment in the Fund for the purpose of determining the applicable sales charge. The following funds in the United Group have shares that are subject to a maximum 5.75% ("full") sales charge as described in the prospectus of each
Fund: United Funds, Inc., United International Growth Fund, Inc., United Continental Income Fund, Inc., United Vanguard Fund, Inc., United Retirement Shares, Inc., United High Income Fund, Inc., United New Concepts Fund, Inc., United Gold & Government Fund, Inc., United Asset Strategy Fund, Inc. and United High Income Fund II, Inc. The following funds in the United Group have shares that are subject to a "reduced" sales charge as described in the prospectus of each fund: United Municipal Bond Fund, Inc., United Government Securities Fund, Inc. and United Municipal High Income Fund, Inc. For the purposes of obtaining the lower sales charge which applies to large purchases, purchases in a fund in the United Group of shares that are subject to a full sales charge may not be grouped with purchases of shares in a fund in the United Group that are subject to a reduced sales charge; conversely, purchases of shares in a fund with a reduced sales charge may not be grouped or combined with purchases of shares of a fund that are subject to a full sales charge.

     United Cash Management, Inc. is not subject to a sales charge. Purchases in that fund are not eligible for grouping with purchases in any other fund.

Net Asset Value Purchases of Class A Shares

     As stated in the Prospectus, Class A shares of the Fund may be purchased at net asset value by the Directors and officers of the Fund, employees of Waddell & Reed, Inc., employees of their affiliates, account representatives of Waddell & Reed, Inc. and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and account representative. "Child" includes stepchild; "parent" includes stepparent. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser are also eligible for net asset value purchases of Class A shares. "Employees" includes retired employees. A retired employee is an individual separated from service from Waddell & Reed, Inc. or affiliated companies with a vested interest in any Employee Benefit Plan sponsored by Waddell & Reed, Inc. or its affiliated companies. "Account representatives" includes retired account representatives. A "retired account representative" is any account representative who was, at the time of separation from service from Waddell & Reed, Inc., a Senior Account Representative. A custodian under UGMA or UTMA purchasing for the child or grandchild of any employee or account representative may purchase Class A shares at net asset value whether or not the custodian himself is an eligible purchaser.

Reasons for Differences in Public Offering Price of Class A Shares

     As described herein and in the Prospectus for Class A shares, there are a number of instances in which the Fund's Class A shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases of Class A shares, whether made at one time or over a period of time as under a Statement of Intention or right of accumulation. See the table of sales charges in the Prospectus. The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (ii) certain quantity discounts are required by rules of the National Association of Securities Dealers, Inc. (as are elimination of sales charges on the reinvestment of dividends and distributions), and (iii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

     The reasons for the other instances in which there are reduced or eliminated sales charges for Class A shares are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales of Class A shares without sales charge are permitted to Directors, officers and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage incentive, responsibility and interest in the United Group and an identification with its aims and policies. Limited reinvestments of redemptions of Class A shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted by the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, the Fund receives the net asset value per share of all shares sold or issued.

Redemptions

     The Prospectus gives information as to redemption procedures. Redemption payments are made within seven days unless delayed because of emergency conditions determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemption of shares of the Fund may be made in portfolio securities when the Fund's Board of Directors determines that conditions exist making cash payments undesirable. Securities used for payment of redemptions are valued at the value used in figuring net asset value. There would be brokerage costs to the redeeming shareholder in selling such securities. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder.

Flexible Withdrawal Service for Class A Shareholders

     If you qualify, you may arrange to receive through the Flexible Withdrawal Service (the "Service") regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class A shares that you own of the Fund or of any of the funds in the United Group. It would be a disadvantage to an investor to make additional purchases of shares while a withdrawal program is in effect because it would result in duplication of sales charges. Applicable forms to start the Service are available from Waddell & Reed, Inc.

     To qualify for the Service, you must have invested at least $10,000 in Class A shares which you still own of any of the funds in the United Group; or, you must own Class A shares having a value of at least $10,000. The value for this purpose is the value at the offering price.

     You can choose to have your shares redeemed to receive:

     1.  a monthly, quarterly, semiannual or annual payment of $50 or more;

     2. a monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the account (you select the percentage); or

     3. a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

     Shares are redeemed on the 20th day of the month in which the payment is to be made, or on the prior business day if the 20th is not a business day. Payments are made within five days of the redemption.

     If you have a share certificate for the shares you want to make available for the Service, you must enclose the certificate with the form initiating the Service.

     The dividends and distributions on shares you have made available for the Service are paid in additional Class A shares. All payments under the Service are made by redeeming Class A shares, which may involve a gain or loss for tax purposes. To the extent that payments exceed dividends and distributions, the number of Class A shares you own will decrease. When all of the shares in your account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity or an income or return on your investment.

     You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. You may, at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Fund can also terminate the Service by notifying you in writing.

     After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.

Exchanges for Shares of Other Funds in the United Group

Class A Share Exchanges

     You may decide you would rather own Class A shares of one or more of the other funds in the United Group rather than Class A shares of the Fund. An exchange of Class A shares of the Fund may be made only if you have held the shares for at least six months unless the exchange is for Class A shares of United Government Securities Fund, Inc. or United Municipal High Income Fund, Inc. or unless the Class A shares of the Fund were acquired by dividends or distributions paid in shares, in which cases there is no holding period. You may exchange for shares of another fund without payment of an additional sales charge. You should ask for and read the prospectus for the fund into which you are thinking of making an exchange before doing so.

     Fund shares may be received in exchange for Class A shares of any of the other funds in the United Group, except for shares of United Cash Management, Inc. acquired by direct purchase or received in payment of dividends on those shares.

     Subject to the above rules regarding sales charges, you may have a specific dollar amount of Class A shares of United Cash Management, Inc. automatically exchanged each month into Class A shares of the Fund or any other fund in the United Group. The shares of United Cash Management, Inc. which you designate for automatic exchange must be worth at least $100 or you must own Class A shares of the fund in the United Group into which you want to exchange. The minimum value of shares which you may designate for automatic exchange monthly is $100, which may be allocated among the Class A or corresponding shares of different funds in the United Group so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

     You may redeem your Class A shares of a Fund and use the proceeds to purchase Class Y shares of that Fund if you meet the criteria for purchasing Class Y shares.

Class Y Share Exchanges

     Class Y shares of a Fund may be exchanged for Class Y shares of any other fund in the United Group or Class A shares of United Cash Management, Inc.

General Exchange Information

     When you exchange shares, the total shares you receive will have the same aggregate net asset value as the total shares you exchange. The relative values are those next figured after the fund receives your exchange request in good order.

     These exchange rights and other exchange rights concerning the other funds in the United Group can in most instances be eliminated or modified at any time and any such exchange may not be accepted.

Reinvestment Privilege

     The Prospectus for Class A shares discusses the reinvestment privilege for Class A shares under which, if you redeem your Class A shares and then decide it was not a good idea, you may reinvest. If Class A shares of the Fund are then being offered, you can put all or part of your redemption payment back into Class A shares of the Fund without any sales charge at the net asset value next determined after you have returned the amount. Your written request to do this must be received within 30 days after your redemption request was received. You can do this only once as to Class A shares of the Fund. You do not use up this privilege by redeeming Class A shares to invest the proceeds at net asset value in a Keogh plan or an IRA.

Mandatory Redemption of Certain Small Accounts

     The Fund has the right to compel the redemption of shares held under any account or any plan if the aggregate net asset value of such shares (taken at cost or value as the Board of Directors may determine) is less than $500. The Board has no intent to compel redemptions in the foreseeable future. If it should elect to compel redemptions, shareholders who are affected will receive prior written notice and will be permitted 60 days to bring their accounts up to the minimum before this redemption is processed.

                             DIRECTORS AND OFFICERS

     The day-to-day affairs of the Fund are handled by outside organizations selected by the Board of Directors. The Board of Directors has responsibility for establishing broad corporate policies for the Fund and for overseeing overall performance of the selected experts. It has the benefit of advice and reports from independent counsel and independent auditors.

     The principal occupation during at least the past five years of each Director and officer is given below. Each of the persons listed through and including Mr. Wise is a member of the Fund's Board of Directors. The other persons are officers but not members of the Board of Directors. For purposes of this section, the term "Fund Complex" includes each of the registered investment companies in the United Group of Mutual Funds, Waddell & Reed Funds, Inc. and TMK/United Funds, Inc. Each of the Fund's Directors is also a Director of each of the other funds in the Fund Complex and each of its officers is also an officer of one or more of the funds in the Fund Complex.

RONALD K. RICHEY*
2001 Third Avenue South
Birmingham, Alabama  35233
     Chairman of the Board of Directors of the Fund and each of the other funds in the Fund Complex; Chairman of the Board of Directors of Waddell & Reed Financial Services, Inc., United Investors Management Company and United Investors Life Insurance Company; Chairman of the Board of Directors and Chief Executive Officer of Torchmark Corporation; Chairman of the Board of Directors of Vesta Insurance Group, Inc.; Director of Full House Resorts, Inc., a developer of resorts and gaming casinos; formerly, Chairman of the Board of Directors of Waddell & Reed, Inc. Father of Linda Graves, Director of the Fund and each of the other funds in the Fund Complex. Date of birth: June 16, 1926.

KEITH A. TUCKER*
     President of the Fund and each of the other funds in the Fund Complex; President, Chief Executive Officer and Director of Waddell & Reed Financial Services, Inc.; Chairman of the Board of Directors of WRIMCO, Waddell & Reed, Inc., Waddell & Reed Services Company, Waddell & Reed Asset Management Company and Torchmark Distributors, Inc., an affiliate of Waddell & Reed, Inc.; Vice Chairman of the Board of Directors, Chief Executive Officer and President of United Investors Management Company; Vice Chairman of the Board of Directors of Torchmark Corporation; Director of Southwestern Life Corporation; formerly, partner in Trivest, a private investment concern; formerly, Director of Atlantis Group, Inc., a diversified company. Date of birth: February 11, 1945.

HENRY L. BELLMON
Route 1
P. O. Box 26
Red Rock, Oklahoma  74651
     Rancher; Professor, Oklahoma State University. Date of birth: September 3, 1921.

JAMES M. CONCANNON
950 Docking Road
Topeka, Kansas  66615
     Dean and Professor of Law, Washburn University School of Law; Director, AmVestors CBO II Inc. Date of birth: October 2, 1947.

JOHN A. DILLINGHAM
4040 Northwest Claymont Drive
Kansas City, Missouri  64116
     Director and consultant, McDougal Construction Company; President, JoDill Corp.; formerly Senior Vice President-Sales and Marketing, Garney Companies, Inc., a specialty utility contractor. Date of birth: January 9, 1939.

LINDA GRAVES*
1 South West Cedar Crest Road
Topeka, Kansas  66606
     First Lady of Kansas; formerly, partner, Levy and Craig, P.C., a law firm. Daughter of Ronald K. Richey, Chairman of the Board of the Fund and each of the other funds in the Fund Complex. Date of birth: July 29, 1953.

JOHN F. HAYES*
20 West 2nd Avenue
P. O. Box 2977
Hutchinson, Kansas  67504-2977
     Director of Central Bank and Trust; Director of Central Financial Corporation; Director of Central Properties, Inc.; Chairman, Gilliland & Hayes, P.A., a law firm; formerly, President, Gilliland & Hayes, P.A. Date of birth:
December 11, 1919.

GLENDON E. JOHNSON
7300 Corporate Center Drive
P. O. Box 020270
Miami, Florida  33126-1208
     Director and Chief Executive Officer of John Alden Financial Corporation and subsidiaries. Date of birth: February 19, 1924.

WILLIAM T. MORGAN*
928 Glorietta Blvd.
Coronado, California  92118
     Retired; formerly, Chairman of the Board of Directors and President of the Fund and each fund in the Fund Complex then in existence. (Mr. Morgan retired as Chairman of the Board of Directors and President of the funds in the Fund Complex then in existence on April 30, 1993); formerly, President, Director and Chief Executive Officer of WRIMCO and Waddell & Reed, Inc.; formerly, Chairman of the Board of Directors of Waddell & Reed Services Company; formerly, Director of Waddell & Reed Asset Management Company, United Investors Management Company and United Investors Life Insurance Company, affiliates of Waddell & Reed, Inc. Date of birth: April 27, 1928.

WILLIAM L. ROGERS
1999 Avenue of the Stars
Los Angeles, California  90067
     Principal, Colony Capital, Inc., a real estate related investment company. Date of birth: September 8, 1946.

FRANK J. ROSS, JR.*
700 West 47th Street
Kansas City, Missouri  64112
     Partner, Polsinelli, White, Vardeman & Shalton, a law firm.  Date of birth:
April 9, 1953.

ELEANOR B. SCHWARTZ
5100 Rockhill Road
Kansas City, Missouri  64113
     Chancellor, University of Missouri-Kansas City. Date of birth: January 1, 1937.

FREDERICK VOGEL III
1805 West Bradley Road
Milwaukee, Wisconsin  53217
     Retired.  Date of birth:  August 7, 1935.

PAUL S. WISE
P. O. Box 5248
8648 Silver Saddle Drive
Carefree, Arizona  85377
     Director of Potash Corporation of Saskatchewan, a fertilizer company. Date of birth: July 16, 1920.

Robert L. Hechler
     Vice President and Principal Financial Officer of the Fund and each of the other funds in the Fund Complex; Vice President, Chief Operations Officer, Director and Treasurer of Waddell & Reed Financial Services, Inc.; Executive Vice President, Principal Financial Officer, Director and Treasurer of WRIMCO; President, Chief Executive Officer, Principal Financial Officer, Director and Treasurer of Waddell & Reed, Inc.; Director and Treasurer of Waddell & Reed Asset Management Company; President, Director and Treasurer of Waddell & Reed Services Company; Vice President, Treasurer and Director of Torchmark Distributors, Inc. Date of birth: November 12, 1936.

Henry J. Herrmann
     Vice President of the Fund and each of the other funds in the Fund Complex; Vice President, Chief Investment Officer and Director of Waddell & Reed Financial Services, Inc.; Director of Waddell & Reed, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO and Waddell & Reed Asset Management Company; Senior Vice President and Chief Investment Officer of United Investors Management Company. Date of birth: December 8, 1942.

Theodore W. Howard
     Vice President, Treasurer and Principal Accounting Officer of the Fund and each of the other funds in the Fund Complex; Vice President of Waddell & Reed Services Company. Date of birth: July 18, 1942.

Sharon K. Pappas
     Vice President, Secretary and General Counsel of the Fund and each of the other funds in the Fund Complex; Vice President, Secretary and General Counsel of Waddell & Reed Financial Services, Inc.; Senior Vice President, Secretary and General Counsel of WRIMCO and Waddell & Reed, Inc.; Director, Senior Vice President, Secretary and General Counsel of Waddell & Reed Services Company; Director, Secretary and General Counsel of Waddell & Reed Asset Management Company; Vice President, Secretary and General Counsel of Torchmark Distributors, Inc.; formerly, Assistant General Counsel of WRIMCO, Waddell & Reed Financial Services, Inc., Waddell & Reed, Inc., Waddell & Reed Asset Management Company and Waddell & Reed Services Company. Date of birth:
February 9, 1959.

John M. Holliday
     Vice President of the Fund and eight other funds in the Fund Complex; Senior Vice President of WRIMCO and Waddell & Reed Asset Management Company; formerly, Senior Vice President of Waddell & Reed, Inc. Date of birth: June 11, 1935.

Carl E. Sturgeon
     Vice President of the Fund and eleven other funds in the Fund Complex; Vice President of WRIMCO; formerly, Vice President of Waddell & Reed, Inc. Date of birth: July 24, 1934.

     The address of each person is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 unless a different address is given.

     As of the date of this SAI, six of the Fund's Directors may be deemed to be "interested persons" as defined in the 1940 Act of its underwriter, Waddell & Reed, Inc., or of WRIMCO. The Directors who may be deemed to be "interested persons" are indicated as such by an asterisk.

     The Board of Directors has created an honorary position of Director Emeritus, which position a director may elect after resignation from the Board provided the director has attained the age of 75 and has served as a director of the funds in the United Group for a total of at least five years. A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but has no authority or responsibility with respect to management of the Fund. Messrs. Doyle Patterson and Jay B. Dillingham retired as Directors of the Fund and of each of the funds in the Fund Complex effective January 1, 1997 and January 14, 1997, respectively, and each has elected a position as Director Emeritus.
During the Fund's fiscal year ended September 30, 1997, Mr. Patterson received total compensation for his service as a Director of $47,000 from the Fund Complex and the Fund and aggregate compensation from the Fund of $2,685. During the Fund's fiscal year ended September 30, 1997, Mr. Dillingham received total compensation for his service as a Director of $47,000 from the Fund Complex and the Fund and aggregate compensation from the Fund of $2,689.

     The funds in the United Group, TMK/United Funds, Inc. and Waddell & Reed Funds, Inc. pay to each Director a total of $48,000 per year, plus $2,500 for each meeting of the Board of Directors attended (prior to January 1, 1998, the funds in the United Group, TMK/United Funds, Inc. and Waddell & Reed Funds, Inc. paid to each Director a fee of $44,000 per year, plus $1,000 for each meeting of the Board of Directors attended) and $500 for each committee meeting attended which is not in conjunction with a Board of Directors meeting, other than Directors who are affiliates of Waddell & Reed, Inc. The fees to the Directors who receive them are divided among the funds in the United Group, TMK/United Funds, Inc. and Waddell & Reed Funds, Inc. based on their relative size.

     During the Fund's fiscal year ended September 30, 1997, the Fund's Directors received the following fees for service as a director:

                               COMPENSATION TABLE

                                          Total
                         Aggregate     Compensation
                        Compensation    From Fund
                            From         and Fund
Director                    Fund         Complex*
--------                ------------   ------------
Ronald K. Richey          $    0        $     0
Keith A Tucker                 0              0
Henry L. Bellmon           2,855         50,000
James M. Concannon           629         12,000
John A. Dillingham           629         12,000
Linda Graves               2,855         50,000
John F. Hayes              2,855         50,000
Glendon E. Johnson         2,792         49,000
William T. Morgan          2,855         50,000
William L. Rogers          2,678         47,000
Frank J. Ross, Jr.         2,730         48,000
Eleanor B. Schwartz        2,855         50,000
Frederick Vogel III        2,855         50,000
Paul S. Wise               2,855     50,000

*No pension or retirement benefits have been accrued as a part of Fund expenses.

     Messrs. Rogers and Ross were elected as Directors on October 16, 1996. Messrs. Concannon and Dillingham were elected as Directors on July 24, 1997. The officers are paid by WRIMCO or its affiliates.

Shareholdings

     As of November 30, 1997, all of the Fund's Directors and officers as a group owned less than 1% of the outstanding shares of the Fund. As of such date no person owned of record or was known by the Fund to own beneficially 5% or more of the Fund's outstanding shares.

                            PAYMENTS TO SHAREHOLDERS

General

     There are two sources for the payments the Fund makes to you as a shareholder of a class of shares of the Fund, other than payments when you redeem your shares. The first source is net investment income, which is derived from the interest and earned discount on the securities the Fund holds, less expenses (which will vary by class). The second source is net realized capital gains, which are derived from the proceeds received from the Fund's sale of securities at a price higher than the Fund's tax basis (usually cost) in such securities, less losses from sales of securities at a price lower than the Fund's basis therein; these gains can be either long-term or short-term, depending on how long the Fund has owned the securities before it sells them. The payments made to shareholders from net investment income and net short-term capital gains are called dividends.

     The Fund pays distributions from net capital gains (the excess of net long-term capital gains over net short-term capital losses). It may or may not have such gain, depending on whether securities are sold and at what price. If the Fund has net capital gains, it will pay distributions once each year, in the latter part of the fourth calendar quarter, except to the extent it has net capital losses from a prior year or years to offset the gains.

Choices You Have on Your Dividends and Distributions

     On your application form, you can give instructions that (i) you want cash for your dividends and distributions, (ii) you want your dividends and distributions paid in shares of the Fund of the same class as that with respect to which they were paid, or (iii) you want cash for your dividends and want your distributions paid in shares of the Fund of the same class as that with respect to which they were paid. You can change your instructions at any time. If you give no instructions, your dividends and distributions will be paid in shares of the Fund of the same class as that with respect to which they were paid. All payments in Fund shares are at net asset value without any sales charge. The net asset value used for this purpose is that computed as of the record date for the dividend or distribution, although this could be changed by the Board of Directors.

     Even if you get dividends and distributions on Class A shares in cash, you can thereafter reinvest them (or distributions only) in Class A shares of the Fund at net asset value (i.e., with no sales charge) next determined after receipt by Waddell & Reed, Inc. of the amount clearly identified as a reinvestment. The reinvestment must be within 45 days after the payment.

                                     TAXES

     In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gains and net gains from certain foreign currency transactions) plus its net interest income excludable from gross income under Section 103(a) of the Code ("Distribution Requirement"), and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures contracts or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government Securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities ("50% Diversification Requirement"); and
(3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government Securities or the securities of other RICs) of any one issuer.

     Dividends paid by the Fund will qualify as "exempt-interest dividends," and thus will be excludable from shareholders' gross income, if the Fund satisfies the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); the Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from all shareholders' gross income may not exceed the Fund's net tax-exempt income. The Fund uses the average annual method to determine the exempt income portion of each distribution, and the percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution. The treatment of dividends from the Fund under state and local income tax laws may differ from the treatment thereof under the Code.

     Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Fund still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

     If the Fund invests in any instruments that generate taxable income, under the circumstances described in the Prospectus, distributions of the interest earned thereon will be taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Moreover, if the Fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to shareholders. There also may be collateral Federal income tax consequences regarding the receipt of tax-exempt dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. Any shareholder that falls into any of these categories should consult its tax adviser concerning its investment in Fund shares.

     Dividends and distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year even if they are paid by the Fund during the following January. Accordingly, those dividends and distributions will be reported by, and (except for exempt-interest dividends) taxed to, the shareholders for the year in which that December 31 falls.

     If Fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares and any balance of the loss that is not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for a taxable dividend or distribution, the investor will receive some portion of the purchase price back as a taxable dividend or distribution.

     The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. It is the Fund's policy to pay sufficient taxable dividends and distributions each year to avoid imposition of the Excise Tax. The Fund may defer into the next calendar year net capital losses incurred between November 1 and the end of the current calendar year.

Income from Options and Futures Contracts

     The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from options and futures contracts derived by the Fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement.

     Any income the Fund earns from writing options is treated as short-term capital gain. If the Fund enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it receives for the option it wrote and the premium it pays for the option it buys. If an option written by the Fund lapses without being exercised, the premium it receives also will be a short-term capital gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale.

     Certain options and futures in which the Fund may invest may be "section 1256 contracts." Section 1256 contracts held by the Fund at the end of its taxable year, other than section 1256 contracts that are part of a "mixed straddle" with respect to which the Fund has made an election not to have the following rules apply, are "marked-to-market" (that is, treated as sold for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of section 1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. As of the date of this SAI, it is not entirely clear whether that 60% portion will qualify for the reduced maximum tax rates on net capital gains enacted by the Taxpayer Relief Act of 1997 - 20% (10% for taxpayers in the 15% marginal tax bracket) for gains recognized on capital assets held for more than 18 months - instead of the 28% rate in effect before that legislation, which now applies to gains recognized on capital assets held for more than one year but not more than 18 months, although technical corrections legislation passed by the House of Representatives would treat it as qualifying therefor. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax and for other purposes. The Fund may need to distribute any such gains to its shareholders to satisfy the Distribution Requirement and/or avoid imposition of the Excise Tax even though it may not have closed the transactions and received cash to pay the distributions.

     Code section 1092 (dealing with straddles) may also affect the taxation of options and futures contracts in which the Fund may invest. That section defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property.
Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Section 1092 also provides certain "wash sale" rules, that apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If the Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Fund are not entirely clear.

Zero Coupon Securities

     The Fund may acquire zero coupon or other securities issued with original issue discount ("OID"). As a holder of those securities, the Fund must account for the OID that accrues on such tax-exempt securities, and must include in its income the OID that accrues on such taxable securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute substantially all of its investment company taxable income and net income excludable from gross income under section 103(a), including any accrued OID, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     One of the duties undertaken by WRIMCO pursuant to the Management Agreement is to arrange the purchase and sale of securities for the portfolio of the Fund. Purchases are made directly from issuers or from underwriters, dealers or banks. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers will include the spread between the bid and asked prices. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The Fund has not effected transactions through brokers and does not anticipate doing so. The individual who manages the Fund may manage other advisory accounts with similar investment objectives. It can be anticipated that the manager will frequently place concurrent orders for all or most of the accounts for which the manager has responsibility. Transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account.

     To effect the portfolio transactions of the Fund, WRIMCO is authorized to engage broker-dealers ("brokers") which, in its best judgment based on all relevant factors, will implement the policy of the Fund to achieve "best execution" (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. WRIMCO need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund. Subject to review by the Board of Directors, such policies include the selection of brokers which provide execution and/or research services and other services, including pricing or quotation services directly or through others ("brokerage services") considered by WRIMCO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts over which WRIMCO or its affiliates have investment discretion.

     Brokerage services are, in general, defined by reference to Section 28(e) of the Securities Exchange Act of 1934 as including (i) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (ii) furnishing analyses and reports; or (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). "Investment discretion" is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account, or making those decisions even though someone else has responsibility.

     The commissions paid to brokers that provide such brokerage services may be higher than another qualified broker would charge for effecting comparable transactions if a good faith determination is made by WRIMCO that the commission is reasonable in relation to the brokerage services provided. Subject to the foregoing considerations, WRIMCO may also consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions. No allocation of brokerage or principal business is made to provide any other benefits to WRIMCO or its affiliates.

     The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO or its affiliates and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIMCO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made by WRIMCO.

     Such investment research (which may be supplied by a third party at the instance of a broker) includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of WRIMCO; serves to make available additional views for consideration and comparisons; and enables WRIMCO to obtain market information on the price of securities held in the Fund's portfolio or being considered for purchase.

     The Fund, WRIMCO and Waddell & Reed, Inc. have adopted a Code of Ethics which imposes restrictions on the personal investment activities of their employees, officers and interested directors.

                               OTHER INFORMATION

The Shares of the Fund

     The Fund offers two classes of shares: Class A and Class Y. Prior to January 21, 1996, the Fund offered only one class of shares to the public. Shares outstanding on that date were designated as Class A shares. Each class represents an interest in the same assets of the Fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to matters appropriately limited to that class; Class A shares are subject to an initial sales charge and to an ongoing service fee; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. The Fund does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the Fund by virtue of those classes. On an ongoing basis, the Board of Directors will consider whether any such conflict exists and, if so, take appropriate action. Each share of the Fund is entitled to equal voting, dividend, liquidation and redemption rights, except that due to the differing expenses borne by the two classes, dividends and liquidation proceeds of Class A shares are expected to be lower than for Class Y shares of the Fund. Each fractional share of a class has the same rights, in proportion, as a full share of that class.

                                   APPENDIX A

     The following are descriptions of some of the ratings of securities that the Fund may use. The Fund may also use ratings provided by other nationally recognized statistical rating organizations in determining the securities eligible for investment.

DESCRIPTION OF BOND RATINGS

     Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An S&P corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.   Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     A brief description of the applicable S&P rating symbols and their meanings follow:

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA also qualifies as high quality debt. Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC -- Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI -- The rating CI is reserved for income bonds on which no interest is being paid.

     D -- Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace periods. The D rating will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-) -- To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

     Moody's Investors Service, Inc. A brief description of the applicable MIS rating symbols and their meanings follows:

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

     An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

--Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note). --Source of Payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note.)

     The note rating symbols and definitions are as follows:

     SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.
     SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
     SP-3 Speculative capacity to pay principal and interest.

     Moody's Short-Term Loan Ratings -- MIS ratings for state and municipal short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:

     MIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG 3 -- This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG 4 -- This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to D for the lowest. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to indicate the relative degree of safety. Issues assigned an A rating (the highest rating) are regarded as having the greatest capacity for timely payment. An A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An A-2 rating indicates that capacity for timely payment is satisfactory; however, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment; however, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only speculative capacity for timely payment. A C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default, which occurs when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

     MIS commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. MIS employs the designations of Prime 1, Prime 2 and Prime 3, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. Issuers rated Prime 1 have a superior capacity for repayment of short-term promissory obligations and repayment capacity will normally be evidenced by (1) lending market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime 2 also have a strong capacity for repayment of short-term promissory obligations as will normally be evidenced by many of the characteristics described above for Prime 1 issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation; capitalization characteristics, while still appropriate, may be more affected by external conditions; and ample alternate liquidity is maintained. Issuers rated Prime 3 have an acceptable capacity for repayment of short-term promissory obligations, as will normally be evidenced by many of the characteristics above for Prime 1 issuers, but to a lesser degree. The effect of industry characteristics and market composition may be more pronounced; variability in earnings and profitability may result in changes in the level of debt protection measurements and requirement for relatively high financial leverage; and adequate alternate liquidity is maintained.

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1997
                                           Principal
                                           Amount in
                                           Thousands        Value
MUNICIPAL BONDS
ALASKA _ 0.17%
 Alaska Housing Finance Corporation,
   General Housing Purpose Bonds, 1994
   Series A (Refunding/Non-AMT),
   5.0%, 12-1-2008 .......................   $ 1,640   $  1,637,950

ARIZONA _ 0.33%
 Arizona Educational Loan Marketing
   Corporation, Educational Loan Revenue
   Bonds, Junior Subordinate Series 1993,
   6.3%, 12-1-2008 .......................     3,155      3,324,581

ARKANSAS _ 0.19%
 Arkansas Development Finance Authority,
   Single Family Mortgage Revenue Bonds
   (Access Program), 1995 Series F (AMT),
   7.45%, 1-1-2027 .......................     1,690      1,886,462

CALIFORNIA _ 8.60%
 Southern California Public Power Authority:
   Palo Verde Project, Power Project
   Revenue Bonds, 1993 Subordinate Refunding
   Series, Linked Inverse Floating Rate Security,
   5.35%, 7-1-2012 .......................    10,000     10,112,500
   Multiple Project Revenue Bonds, 1989 Series,
   6.75%, 7-1-2012 .......................     3,455      3,968,931
   Mead-Adelanto Project Revenue Bonds,
   1994 Series A, Linked Inverse Floating
   Rate Security,
   5.15%, 7-1-2015 .......................     2,800      2,772,000
   Mead-Phoenix Project Revenue Bonds,
   1994 Series A, Linked Inverse Floating
   Rate Security,
   5.15%, 7-1-2015 .......................     2,600      2,561,000
 Transmission Agency of Northern California,
   California-Oregon Transmission Project
   Revenue Bonds, 1990 Series A,
   7.0%, 5-1-2013 ........................    12,000     14,490,000
 California Statewide Communities Development
   Authority:
   Hospital Refunding Revenue Certificates of
   Participation, Series 1993,
   Cedars-Sinai Medical Center
   Linked Inverse Floating Rate Security,
   5.4%, 11-1-2015 .......................     6,500      6,394,375
   Hospital Revenue Certificates
   of Participation,
   Series 1992,
   Cedars-Sinai Medical Center,
   6.5%, 8-1-2012 ........................     5,200      5,876,000


                 See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
CALIFORNIA (Continued)
 County of San Bernardino, California,
   Certificates of Participation (1992 Justice
   Center/Airport Improvements Refunding
   Project), Inland Empire Public Facilities
   Corporation, Short/RITES Certificates,
   6.78%, 7-1-2016 (A) ...................   $ 9,500   $  9,583,125
 Imperial Irrigation District,
   1993 Refunding Certificates of
   Participation (1990 Electric
   System Project),
   5.2%, 11-1-2009 .......................     8,500      8,829,375
 Stanislaus Waste-To-Energy Financing
   Agency, Solid Waste Facility Refunding
   Revenue Certificates (Ogden Martin Systems
   of Stanislaus, Inc. Project), Series 1990,
   7.625%, 1-1-2010 ......................     5,595      6,007,631
 Inland Empire Solid Waste Financing Authority,
   Revenue Bonds, 1996 Series B (Landfill
   Improvement Financing Project),
   6.25%, 8-1-2011 .......................     5,000      5,468,750
 California Rural Home Mortgage Finance
   Authority, Single Family Mortgage
   Revenue Bonds (Mortgage-Backed Securities
   Program):
   1997 Series C,
   5.5%, 3-1-2029 ........................     2,230      2,478,087
   1995 Series B,
   7.75%, 9-1-2026 .......................     1,670      1,964,338
 Sacramento Municipal Utility District,
   Electric Revenue Refunding Bonds,
   1993 Series G,
   6.5%, 9-1-2013 ........................     2,500      2,890,625
 Intermodal Container Transfer Facility,
   Joint Powers Authority, Intermodal
   Container Transfer Facility Refunding
   Revenue Bonds, 1989 Series A,
   7.7%, 11-1-2014 .......................     2,000      2,075,000
   Total .................................               85,471,737


                 See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1997
                                           Principal
                                           Amount in
                                           Thousands        Value
MUNICIPAL BONDS (Continued)
COLORADO _ 11.94%
 City and County of Denver, Colorado,
   Airport System Revenue Bonds:
   Series 1991D:
   7.75%, 11-15-2013 .....................   $11,905   $ 14,791,963
   7.0%, 11-15-2025 ......................     4,750      5,029,062
   7.0%, 11-15-2025 (Prerefunded) ........     1,250      1,370,313
   Series 1992C:
   6.75%, 11-15-2013 .....................    10,080     10,848,600
   6.75%, 11-15-2013 (Prerefunded) .......     1,330      1,484,613
   Series 1992B:
   7.25%, 11-15-2023 .....................    11,990     13,338,875
   7.25%, 11-15-2023 (Prerefunded)........       510        580,763
   Series 1994A:
   7.5%, 11-15-2023 ......................     1,655      1,892,906
   7.5%, 11-15-2023 (Prerefunded) ........       345        408,394
   Series 1997D:
   6%, 11-15-2013 ........................     4,000      4,415,000
 City and County of Denver, Colorado, Special
   Facilities Airport Revenue Bonds (United
   Air Lines Project), Series 1992A,
   6.875%, 10-1-2032 .....................    28,700     30,744,875
 Colorado Housing and Finance Authority:
   Single Family Program Senior Bonds:
   1995 Series A,
   8.0%, 6-1-2025 ........................     3,930      4,445,813
   1995 Series D-1,
   7.375%, 6-1-2026 ......................     4,035      4,514,156
   1996 Series A-1,
   7.4%, 11-1-2027 .......................     3,735      4,197,206
   1995 Series C-1,
   7.65%, 12-1-2025 ......................     2,445      2,738,400
   1995 Series B-1,
   7.9%, 12-1-2025 .......................     1,115      1,254,375
   Single Family Program Senior and Subordinate
   Bonds:
   1996 Series B-1,
   7.65%, 11-1-2026 ......................     2,750      3,124,688
   1997 Series A-2,
   7.25%, 5-1-2027 .......................     2,000      2,255,000
   1996 Series C-1,
   7.55%, 11-1-2027 ......................     1,580      1,793,300
 Colorado Student Obligation Bond Authority,
   Student Loan Asset-Backed Obligations,
   Senior Subordinate, 1995 Series II-B,
   6.2%, 12-1-2008 .......................     8,000      8,290,000
 Douglas County, Colorado, Certificates of
   Participation, Series 1996,
   5.6%, 11-1-2011 .......................     1,105      1,190,638
   Total .................................              118,708,940


                 See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
CONNECTICUT _ 2.00%
 Bristol Resources Recovery Facility,
   Operating Committee, Solid Waste Revenue
   Refunding Bonds (Ogden Martin Systems of
   Bristol, Inc. Project--1995 Series),
   6.5%, 7-1-2014 ........................   $ 7,000   $  7,603,750
 Eastern Connecticut Resource Recovery
   Authority, Solid Waste Revenue Bonds
   (Wheelabrator Lisbon Project),
   Series 1993A,
   5.5%, 1-1-2014 ........................     6,750      6,648,750
 Connecticut Development Authority,
   Adjustable Rate Pollution Control Revenue
   Bonds (New England Power Company Project--
   1985 Series),
   7.25%, 10-15-2015 .....................     5,200      5,583,500
   Total .................................               19,836,000

FLORIDA _ 2.14%
 Escambia County, Florida, Pollution Control
   Revenue Bonds (Champion International
   Corporation Project), Series 1994,
   6.9%, 8-1-2022 ........................    10,000     11,075,000
 Pasco County, Florida, Solid Waste Disposal
   and Resource Recovery System, Revenue
   Bonds, Series 1998,
   6.0%, 4-1-2011 ........................     4,930      5,256,612
 Manatee County, Florida, Public Utilities
   Revenue Refunding Bonds, Series 1993 A,
   5.0%, 10-1-2013 .......................     5,000      4,900,000
   Total .................................               21,231,612

GEORGIA _ 2.93%
 Municipal Electric Authority of Georgia:
   Project One Special Obligation Bonds,
   Fifth Crossover Series,
   6.4%, 1-1-2013 ........................    15,500     17,670,000
   General Power Revenue Bonds,
   1992B Series,
   8.25%, 1-1-2011 .......................     8,700     11,494,875
   Total .................................               29,164,875


                 See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
HAWAII _ 2.39%
 State of Hawaii, Airports System Revenue
   Bonds, Second Series of 1991,
   6.9%, 7-1-2012 ........................   $20,195   $ 23,754,369

IDAHO _ 0.69%
 Idaho Health Facilities Authority, Hospital
   Revenue Refunding Bonds, Series 1992
   (IHC Hospitals, Inc.), Indexed Inverse
   Floating/Fixed Term Bonds,
   8.18%, 2-15-2021 (B) ..................     6,000      6,840,000

ILLINOIS _ 3.88%
 City of Chicago, Chicago-O'Hare
   International Airport:
   Special Facility Revenue Bonds (United
   Air Lines, Inc. Project):
   Series 1984C,
   8.2%, 5-1-2018 ........................     5,015      5,397,394
   Series 1988A,
   8.4%, 5-1-2018 ........................     4,905      5,291,269
   General Airport Second Lien Revenue
   Refunding Bonds, 1993 Series C:
   5.0%, 1-1-2011 ........................     5,590      5,576,025
   5.0%, 1-1-2010 ........................     3,000      3,018,750
   Special Facility Revenue
   Bonds (American Airlines,
   Inc. Project),
   7.875%, 11-1-2025 .....................     7,250      7,920,625
   General Airport Revenue Refunding
   Bonds, 1993 Series A,
   5.0%, 1-1-2012 ........................     3,000      2,917,500
 Illinois Health Facilities Authority
   (Lutheran General HealthSystem),
   Indexed Inverse Floating Rate
   Revenue Bonds, Series 1993B,
   6.85%, 4-1-2014 (C) ...................     4,100      4,597,125
 City of Chicago, Collateralized Single
   Family Mortgage Revenue Bonds,
   Series 1997-B,
   6.95%, 9-1-2028 .......................     2,000      2,215,000
 City of Peoria, City of Moline and City
   of Freeport, Illinois, Collateralized
   Single Family Mortgage Revenue Bonds,
   Series 1995-A,
   7.6%, 4-1-2027 ........................     1,490      1,668,800
   Total .................................               38,602,488


                 See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
INDIANA _ 3.81%
 Indiana State Office Building Commission,
   Capitol Complex Revenue Bonds:
   Series 1990B (State Office Building
   I Facility),
   7.4%, 7-1-2015 ........................   $ 8,000   $ 10,010,000
   Series 1990A (Senate Avenue Parking Facility),
   7.4%, 7-1-2015 ........................     4,775      5,974,719
 Indiana Transportation Finance Authority,
   Highway Revenue Bonds, Series 1990A,
   7.25%, 6-1-2015 .......................     9,000     10,980,000
 East Chicago Elementary School Building
   Corporation (Lake County, Indiana), First
   Mortgage Refunding Bonds, Series 1996,
   6.25%, 1-5-2016 .......................     7,655      8,506,619
 Indiana Health Facility Financing Authority,
   Hospital Revenue Refunding Bonds, Series 1992
   (The Methodist Hospitals, Inc.),
   6.75%, 9-15-2009 ......................     2,200      2,384,250
   Total .................................               37,855,588

KENTUCKY _ 0.67%
 Kentucky Economic Development Finance
   Authority, Hospital Revenue Bonds,
   Baptist Healthcare System Issue,
   Series 1994,
   5.0%, 8-15-2015 .......................     4,650      4,458,187
 Kenton County Airport Board (Commonwealth
   of Kentucky), Special Facilities Revenue
   Bonds, 1992 Series A (Delta Air Lines,
   Inc. Project),
   7.5%, 2-1-2012 ........................     2,000      2,205,000
   Total .................................                6,663,187

LOUISIANA _ 1.92%
 Memorial Hospital Service District of the
   Parish of Calcasieu, State of Louisiana,
   Hospital Revenue Bonds (Lake Charles
   Memorial Hospital Project), Series 1993,
   Adjustable Rate Bond,
   4.8%, 12-1-2018 .......................    12,335     12,335,000
 Parish of Jefferson Home Mortgage Authority,
   Tax-Exempt Agency Mortgage-Backed
   Securities, Series 1994A,
   7.55%, 12-1-2026 ......................     5,495      6,751,981
   Total .................................               19,086,981


                 See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
MAINE _ 0.29%
 Maine Educational Loan Marketing Corporation,
   Student Loan Revenue Refunding Bonds,
   Series 1991A,
   6.9%, 11-1-2003 .......................   $ 2,710   $  2,916,638

MASSACHUSETTS _ 1.17%
 Massachusetts Municipal Wholesale Electric
   Company, A Public Corporation of the
   Commonwealth of Massachusetts, Power
   Supply System Revenue Bonds, 1993 Series
   A, Linked Inverse Floating Rate Security,
   5.45%, 7-1-2018 .......................     5,000      4,931,250
 Massachusetts Health and Educational
   Facilities Authority, Revenue Bonds,
   New England Deaconess Hospital Issue,
   Series C,
   7.2%, 4-1-2022 ........................     2,500      2,734,375
 Massachusetts State College Building
   Authority, Project and Refunding
   Revenue Bonds, Senior Series 1994-A,
   7.5%, 5-1-2014 ........................     1,750      2,205,000
 Boston Water and Sewer Commission,
   General Revenue Bonds, 1992 Series A
   (Senior Series),
   5.75%, 11-1-2013 ......................     1,575      1,689,188
   Total .................................               11,559,813

MICHIGAN - 1.74%
 Michigan Strategic Fund, Limited Obligation
   Refunding Revenue Bonds (The Detroit Edison
   Company Pollution Control Bonds Project),
   Collateralized Series 1991 AA,
   6.95%, 5-1-2011 .......................     8,000      9,620,000
 Michigan State Hospital Finance Authority:
   Hospital Revenue and Refunding Bonds
   (Bay Medical Center), Series 1997A,
   5.375%, 7-1-2011 ......................     2,190      2,242,012
   Hospital Revenue Bonds (Holland Community
   Hospital), Series 1993,
   5.25%, 1-1-2010 .......................     1,200      1,183,500


                See Notes to Schedule of Investments on page   .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
MICHIGAN (Continued)
 School District of the City of Detroit,
   Wayne County, Michigan, School Building
   and Site Improvement and Refunding Bonds
   (Unlimited Tax General Obligation),
   Series 1993,
   5.0%, 5-1-2011 ........................   $ 1,885   $  1,863,794
 The Economic Development Corporation of the
   County of Jackson, Variable Rate Demand Bonds
   (Vista Grande Villa Project), Series 1987,
   3.85%, 6-1-2027 .......................       900        900,000
 Charter County of Wayne, Michigan, Detroit
   Metropolitan Wayne County Airport, Airport
   Revenue Bonds, Subordinate Lien,
   Series 1993B,
   5.25%, 12-1-2013 ......................     1,500      1,481,250
   Total .................................               17,290,556

MINNESOTA - 0.83%
 City of Rochester, Minnesota, Health
   Care Facilities Revenue Bonds (Mayo
   Foundation/Mayo Medical Center),
   Series 1992D, Indexed Inverse
   Floating/Fixed Term Bonds,
   7.58%, 11-5-2009 (D) ..................     4,500      5,040,000
 HealthSystem Minnesota, The Healthcare
   Network, City of St. Louis Park,
   Minnesota, Health Care Facilities Revenue
   Bonds (Healthsystem Minnesota Obligated
   Group), Series 1993B and 1993C,
   Relinked Inverse Floater,
   5.1%, 7-1-2013 ........................     2,000      1,950,000
 City of Minneapolis, Minnesota and
   Housing and Redevelopment Authority of the
   City of Saint Paul, Minnesota, Health Care
   Revenue Bonds (Children's Health Care),
   Variable Rate Demand,
   3.9%, 8-15-2025 .......................     1,300      1,300,000
   Total .................................                8,290,000

MISSISSIPPI _ 2.21%
 Lowndes County, Mississippi, Solid Waste
   Disposal and Pollution Control
   Refunding Revenue Bonds (Weyerhaeuser
   Company Project), Series 1992B, Indexed
   Inverse Floating/Fixed Term Bonds,
   8.18%, 4-1-2022 (E) ...................    11,000     13,021,250


                 See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
MISSISSIPPI (Continued)
 Mississippi Higher Education Assistance
   Corporation, Student Loan Revenue Bonds,
   Subordinate Series 1996-C:
   6.75%, 9-1-2014 .......................   $ 5,500   $  5,720,000
   6.7%, 9-1-2012 ........................     1,470      1,528,800
 Mississippi Home Corporation, Single Family
   Mortgage Revenue Bonds, Series 1996F (AMT),
   7.55%, 12-1-2027 ......................     1,500      1,702,500
   Total .................................               21,972,550

MISSOURI _ 5.64%
 Health and Educational Facilities Authority
   of the State of Missouri:
   Insured Variable Rate Demand Health Facilities,
   Revenue Refunding Bonds
   (Cox Health Systems),
   Series 1997,
   3.85%, 6-1-2015 .......................    10,000     10,000,000
   Variable Rate Demand, Health Facilities
   Revenue Bonds (Bethesda Barclay House),
   Series 1996A,
   4.0%, 8-15-2026 .......................     4,200      4,200,000
 Missouri Housing Development Commission,
   Single Family Mortgage Revenue Bonds
   (Homeownership Loan Program):
   1995 Series C,
   7.25%, 9-1-2026 .......................     2,985      3,365,588
   1996 Series C,
   7.45%, 9-1-2027 .......................     1,670      1,914,237
   1997 Series A-2,
   7.3%, 3-1-2028 ........................     1,000      1,140,000
 Health Facilities Revenue Bonds
   (Barnes-Jewish, Inc./Christian Health
   Services), Series 1993A:
   6.0%, 5-15-2011 .......................     3,000      3,258,750
   5.25%, 5-15-2014 ......................     2,900      2,936,250
 The Industrial Development Authority of the
   County of Jackson, State of Missouri,
   Variable Rate Demand, Recreational Facilities
   Revenue Bonds (YMCA of Greater Kansas City
   Project), Series 1996A,
   4.0%, 11-1-2016 .......................     6,000      6,000,000
 Health and Educational Facilities Authority
   of the State of Missouri, Health Facilities
   Revenue Bonds (BJC Health System),
   Series 1994A,
   6.75%, 5-15-2012 ......................     4,000      4,700,000


                 See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value
MUNICIPAL BONDS (Continued)
MISSOURI (Continued)
 Missouri Higher Education Loan Authority
   (A Public Instrumentality and Body
   Corporate and Politic of the State of
   Missouri), Student Loan Revenue Bonds,
   Subordinate Series 1994A,
   5.45%, 2-15-2009 ......................   $ 1,500   $  1,496,250
 The Industrial Development Authority of the
   City of Kansas City, Missouri (Ewing
   Marion Kauffman Foundation Project),
   Variable Rate Demand Revenue Bonds,
   Series 1997A,
   3.9%, 4-1-2027 ........................    17,000     17,000,000
   Total .................................               56,011,075

NEBRASKA _ 1.56%
 Nebraska Higher Education Loan Program,
   Inc., 1993-2 Series A-6 Junior
   Subordinate Bonds,
   6.4%, 6-1-2013 ........................    14,500     15,533,125

NEVADA _ 0.11%
 Nevada Housing Division, Single Family
   Mortgage Bonds, 1996 Series C
   Subordinate Bonds,
   6.35%, 4-1-2009 .......................     1,000      1,053,750

NEW JERSEY _ 1.94%
 The Union County Utilities Authority
   (New Jersey), Solid Waste System Revenue
   Bonds, 1991 Series A:
   6.95%, 6-15-2003 ......................     9,000      9,258,750
   7.15%, 6-15-2009 ......................     1,000      1,032,500
 The Hudson County Improvement Authority,
   Essential Purpose Pooled Governmental
   Loan Program Bonds, Series 1986,
   7.6%, 8-1-2025 ........................     5,125      5,605,469
 Middlesex County Utilities Authority,
   Sewer Revenue Refunding Bonds, Series
   1992A, Indexed Inverse Floating/Fixed
   Term Bonds,
   6.85%, 8-15-2010 ......................     3,000      3,408,750
   Total .................................               19,305,469

NEW MEXICO _ 3.24%
 City of Albuquerque, New Mexico, Governmental
   Purpose Airport Refunding Revenue Bonds,
   Series 1989,
   6.5%, 7-1-2019 ........................    15,350     15,436,574


                 See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
NEW MEXICO (Continued)
 New Mexico Educational Assistance
   Foundation, Student Loan Program Bonds:
   First Subordinate 1995 Series A-2:
   5.95%, 11-1-2007 ......................   $ 2,835   $  2,920,050
   5.85%, 11-1-2006 ......................     1,645      1,690,237
   First Subordinate 1996 Series A-2,
   6.2%, 11-1-2008 .......................     2,210      2,281,825
   Second Subordinate 1996 Series A-3,
   6.75%, 11-1-2008 ......................     2,175      2,340,844
   Second Subordinate 1995 Series A-3,
   6.6%, 11-1-2010 .......................     1,415      1,445,069
 New Mexico Educational Assistance
   Foundation, Student Loan Purchase Bonds,
   Senior 1995 Series IV-A1,
   7.05%, 3-1-2010 .......................     5,635      6,121,019
   Total .................................               32,235,618

NEW YORK _ 12.13%
 New York State Medical Care Facilities
   Finance Agency:
   Hospital Insured Mortgage Revenue Bonds,
   1994 Series A Refunding:
   5.25%, 8-15-2014 ......................    10,000     10,025,000
   5.5%, 8-15-2024 .......................    10,000     10,037,500
   5.375%, 2-15-2025 .....................    15,000     14,868,750
   Mental Health Services
   Facilities Improvement Revenue Bonds,
   1993 Series F Refunding,
   5.375%, 2-15-2014 .....................    12,000     11,955,000
 New York State Environmental Facilities
   Corporation, State Water Pollution
   Control, Revolving Fund Revenue Bonds,
   Series 1994 A (New York City Municipal
   Water Finance Authority Project),
   (Second Resolution Bonds):
   5.75%, 6-15-2012 ......................    10,000     10,687,500
   5.75%, 6-15-2011 ......................     5,000      5,412,500
 The City of New York, General Obligation
   Bonds, Fiscal 1994 Series C,
   Linked Inverse Floating Rate Security,
   8.0%, 9-30-2003 .......................    13,000     14,950,000
 Dormitory Authority of the State of New York:
   State University Educational
   Facilities, Revenue Bonds,
   Series 1990B,
   7.5%, 5-15-2011 .......................     2,000      2,420,000


                 See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
NEW YORK (Continued)
   Department of Health of the State of
   New York, Revenue Bonds, Series 1996,
   5.5%, 7-1-2010 ........................   $ 2,000   $  2,022,500
   Nyack Hospital, Revenue Bonds, Series 1996,
   6.25%, 7-1-2013 .......................     1,000      1,060,000
   City University System Consolidated Revenue
   Bonds, Series 1993F,
   5.0%, 7-1-2014 ........................     9,700      9,202,875
 New York City Municipal Water Finance
   Authority, Water and Sewer System
   Revenue Bonds, Fiscal 1993 Series A,
   6.0%, 6-15-2010 .......................    12,000     13,230,000
 Housing New York Corporation, Senior
   Revenue Refunding Bonds, Series 1993,
   5.0%, 11-1-2013 .......................     6,600      6,410,250
 Municipal Assistance Corporation for the
   City of New York (A Public Benefit
   Corporation of the State of New York),
   Series E Bonds,
   5.2%, 7-1-2008 ........................     4,000      4,160,000
 New York State Urban Development Corporation,
   Correctional Capital Facilities Revenue Bonds,
   1993A Refunding Series,
   5.25%, 1-1-2014 .......................     3,000      3,071,250
 New York City Industrial Development Agency,
   Amended and Restated Industrial Development
   Revenue Bonds (1991 Japan Airlines Company,
   Ltd. Project),
   6.0%, 11-1-2015 .......................     1,000      1,061,250
   Total .................................              120,574,375

NORTH CAROLINA _ 2.18%
 North Carolina Eastern Municipal Power
   Agency, Power System Revenue Bonds,
   Refunding Series 1993 B,
   7.0%, 1-1-2008 ........................    19,000     21,636,250

NORTH DAKOTA _ 0.55%
 City of Fargo, North Dakota, Health System
   Revenue Bonds (Meritcare Obligated Group),
   Series 1996A,
   5.55%, 6-1-2016 .......................     5,350      5,416,875


                 See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
OHIO _ 2.24%
 State of Ohio (Ohio Building Authority),
   Workers' Compensation Facilities Bonds
   (William Green Building), 1993 Series A,
   4.75%, 4-1-2014 .......................    11,590     10,807,675
 County of Cuyahoga, Ohio, Hospital Revenue
   Bonds, Series 1990 (Meridia Health System),
   7.25%, 8-15-2019 ......................     4,980      5,390,850
 State of Ohio, Pollution Control Revenue
   Refunding Bonds, Ohio Water Development
   Authority, 1989 Series A (Ohio Edison
   Company Project),
   7.625%, 7-1-2023 ......................     2,500      2,637,500
 City of Moraine, Ohio, Solid Waste
   Disposal Revenue Bonds (General Motors
   Corporation Project), Series 1994,
   6.75%, 7-1-2014 .......................     1,550      1,803,812
 City of Dayton, Ohio, Special Facilities
   Revenue Refunding Bonds, 1993 Series E
   (Emery Air Freight Corporation and
   Emery Worldwide Airlines, Inc. -
   Guarantors), (Non-AMT),
   6.05%, 10-1-2009 ......................     1,500      1,603,125
   Total .................................               22,242,962

OKLAHOMA _ 1.04%
 Oklahoma Housing Finance Agency, Single
   Family Mortgage Revenue Bonds
   (Homeownership Loan Program):
   1995 Series B, Subseries B-2 (AMT),
   7.625%, 9-1-2026 ......................     5,815      6,534,606
   1996 Series A,
   7.05%, 9-1-2026 .......................     1,000      1,105,000
 Trustees of the Tulsa Municipal Airport
   Trust, 1988 Adjustable Rate Revenue
   Obligations, American Airlines,
   7.375%, 12-1-2020 .....................     2,500      2,715,625
   Total .................................               10,355,231


                 See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
OREGON _ 0.42%
 State of Oregon, Housing and Community
   Services Department, Mortgage Revenue
   Bonds, Single-Family Mortgage Program:
   1992 Series B,
   6.875%, 7-1-2028 ......................   $ 2,500   $  2,668,750
   1992 Series C,
   5.5%, 7-1-2013 ........................     1,485      1,525,837
   Total .................................                4,194,587

PENNSYLVANIA _ 1.92%
 Delaware Valley Regional Finance Authority,
   (Bucks, Chester, Delaware and Montgomery Counties, Pennsylvania), Local Government Revenue Bonds,
   1997 Series B,
   5.6%, 7-1-2017 ........................     5,000      5,237,500
 Bethlehem Authority, Northampton and Lehigh
   Counties, Pennsylvania, Water Revenue
   Refunding Bonds, Series 1994,
   4.875%, 11-15-2014 ....................     5,000      4,743,750
 County of Allegheny, Pennsylvania, Airport
   Revenue Refunding Bonds,
   Series 1997A-1 (AMT),
   5.75%, 1-1-2012 .......................     4,000      4,275,000
 Delaware County Authority, Hospital Revenue
   Bonds, Series of 1992 (Riddle Memorial
   Hospital),
   6.5%, 1-1-2022 ........................     2,800      2,933,000
 Monroe County Hospital Authority, Hospital
   Revenue Bonds (Pocono Medical Center),
   Series A of 1997,
   5.125%, 7-1-2015 ......................     2,000      1,935,000
   Total .................................               19,124,250

PUERTO RICO _ 1.64%
 Puerto Rico Public Buildings Authority,
   Public Education and Health Facilities,
   Refunding Bonds, Series M,
   4.8%, 7-1-2016 ........................    12,000     12,030,000
 Puerto Rico Highway and Transportation
   Authority, Highway Revenue Bonds,
   Series W,
   3.95%, 7-1-2010 .......................     4,250      4,250,000
   Total .................................               16,280,000


                 See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
SOUTH CAROLINA _ 0.45%
 City of Charleston, South Carolina,
   Waterworks and Sewer System Refunding
   Revenue Bonds, Series 1986,
   5.0%, 1-1-2016 ........................   $ 2,525   $  2,408,219
 South Carolina State Education Assistance
   Authority, Guaranteed Student Loan
   Revenue and Refunding Bonds:
   1995 Series, Series C Subordinate Lien
   Refunding Bonds,
   6.0%, 9-1-2008 ........................     2,000      2,105,000
   Total .................................                4,513,219

TENNESSEE _ 2.02%
 The Industrial Development Board of the
   County of McMinn, Pollution Control
   Facilities Revenue Bonds, Series 1991
   (Calhoun Newsprint Company Project -
   Bowater Incorporated Obligor), (the
   "Construction Bonds"),
   7.625%, 3-1-2016 ......................    10,000     10,937,500
 Tennessee Housing Development Agency,
   Homeownership Program Bonds, Issue T,
   7.375%, 7-1-2023 ......................     4,665      4,939,069
 Volunteer State Student Funding Corporation,
   Educational Loan Revenue Bonds,
   Junior Subordinate Series 1993C Bonds,
   5.85%, 12-1-2008 ......................     2,700      2,720,250
 Memphis-Shelby County Airport Authority,
   Special Facilities Revenue Bonds,
   Refunding Series 1997 (Federal Express
   Corporation),
   5.35%, 9-1-2012 .......................     1,500      1,503,750
   Total .................................               20,100,569

TEXAS _ 6.85%
 AllianceAirport Authority, Inc.,
   Special Facilities Revenue Bonds:
   Series 1990 (American Airlines, Inc.
   Project),
   7.5%, 12-1-2029 .......................    15,000     16,331,250
   Series 1991 (American Airlines, Inc.
   Project),
   7.0%, 12-1-2011 .......................    14,100     16,250,250


                 See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
TEXAS (Continued)
 Dallas-Fort Worth International Airport,
   Facility Improvement Corporation, American
   Airlines, Inc. Revenue Bonds, Series 1990,
   7.5%, 11-1-2025 .......................   $ 7,700   $  8,373,750
 Gulf Coast Waste Disposal Authority,
   Multi-Modal Interchangeable Rate Revenue
   Bonds (Champion International Corporation
   Project), Series 1992A,
   6.875%, 12-1-2028 .....................     6,000      6,517,500
 Lubbock Health Facilities Development
   Corporation, Hospital Revenue Bonds
   (Methodist Hospital, Lubbock, Texas
   Project), Series 1993B,
   6.75%, 12-1-2010 ......................     5,000      5,893,750
 Texas Department of Housing and Community
   Affairs, Single Family Mortgage Revenue
   Bonds, 1997 Series A,
   5.8%, 9-1-2029 ........................     5,000      5,043,750
 Harris County Health Facilities Development
   Corporation, Hospital Revenue Bonds
   (Memorial Hospital System Project),
   Series 1989,
   6.5%, 6-1-2019 ........................     4,500      4,758,750
 City of Houston, Texas, Airport System
   Special Facilities Revenue Bonds
   (Continental Airlines, Inc. Terminal
   Improvement Projects), Series 1997B,
   6.125%, 7-15-2017 .....................     2,850      2,939,062
 Midland County Hospital District, Hospital
   Revenue Refunding Bonds, Series 1997,
   5.375%, 6-1-2016 ......................     2,000      1,980,000
   Total .................................               68,088,062

VIRGINIA _ 0.20%
 City of Chesapeake, Virginia, Water
   and Sewer System Revenue Refunding
   Bonds, Series of 1994,
   5.1%, 5-1-2014 ........................     2,000      1,935,000


                 See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
WASHINGTON _ 7.17%
 Washington Public Power Supply System:
   Nuclear Project No. 3, Refunding Revenue Bonds:
   Series 1989B,
   7.125%, 7-1-2016 ......................   $20,750   $ 24,925,937
   Series 1997 A,
   5.25%, 7-1-2014 .......................     6,220      6,150,025
   Nuclear Project No. 1, Refunding Revenue Bonds:
   Linked Inverse floating Rate Security,
   Series 1993A,
   5.75%, 7-1-2011 .......................    15,000     15,750,000
   Series 1989B,
   7.125%, 7-1-2016 ......................     8,200      9,850,250
   Series 1997B,
   5.125%, 7-1-2015 ......................     5,000      4,843,750
 State of Washington, Various Purpose General
   Obligation Bonds, Series 1990A,
   6.75%, 2-1-2015 .......................     4,995      5,987,756
 Public Utility District No. 1 of Douglas
   County, Washington, Wells Hydroelectric
   Revenue Bonds, Series of 1965,
   3.7%, 9-1-2018 ........................     4,200      3,743,250
   Total .................................               71,250,968

WEST VIRGINIA _ 0.60%
 Braxton County, West Virginia, Solid Waste
   Disposal Revenue Bonds (Weyerhaeuser Company
   Project), Series 1995A,
   6.5%, 4-1-2025 ........................     3,500      3,762,500
 Mason County, West Virginia, Pollution
   Control Revenue Bonds (Appalachian Power
   Company Project), Series G,
   7.4%, 1-1-2014 ........................     2,000      2,152,500
   Total .................................                5,915,000

TOTAL MUNICIPAL BONDS _ 99.80%                         $991,860,712
 (Cost: $924,819,386)

                                           Number of
                                           Contracts

OPTIONS - 0.02%
 December 110 Put Options on Treasury Bond
   Futures, Expires 11-15-97 .............     2,000 $      250,000
   (Cost: $1,728,130)

TOTAL SHORT-TERM SECURITIES _ 0.17%                    $  1,664,000
 (Cost: $1,664,000)


                 See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1997

                                                            Value

TOTAL INVESTMENT SECURITIES _ 99.99%                   $993,774,712
 (Cost: $928,211,516)

CASH AND OTHER ASSETS, NET OF LIABILITIES _ 0.01%           101,904

NET ASSETS - 100.00%                                   $993,876,616


Notes to Schedule of Investments
(A) Coupon resets weekly based on the formula 10.55% less the Kenny S&P Index. Minimum coupon rate is 0%. On January 1, 1999, the rate becomes fixed at 5.50%.

(B) Coupon resets weekly based on the formula 11.95% less the Kenny S&P Index. Minimum coupon rate is 0%. On February 15, 1999, rate becomes fixed at 6.65%.

(C) Coupon resets weekly based on the formula 10.62% less the Kenny S&P Index. Minimum coupon rate is 0%. On April 1, 1998, rate becomes fixed at 6.25%.

(D) Coupon resets weekly based on the formula 11.37% less the PSA Municipal Swap Index. Minimum coupon rate is 0%. On November 15, 2000, rate becomes fixed at 6.15%.

(E) Coupon resets weekly based on the formula 11.95% less the Kenny S&P Index. Minimum coupon rate is 0%. On April 1, 1999, rate becomes fixed at 6.70%.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED MUNICIPAL BOND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997

Assets
 Investment securities--at value
   (Notes 1 and 3) ............................... $  993,774,712
 Receivables:
   Interest ......................................     16,003,200
   Fund shares sold ..............................      1,064,449
 Prepaid insurance premium  ......................         32,061
                                                   --------------
    Total assets  ................................  1,010,874,422
                                                   --------------
Liabilities
 Payable for investment securities purchased  ....     14,167,451
 Payable to Fund shareholders  ...................      2,423,045
 Accrued service fee (Note 2)  ...................        264,038
 Accrued transfer agency and dividend
   disbursing (Note 2) ...........................         71,756
 Accrued management fee (Note 2)  ................         11,600
 Due to custodian  ...............................          9,648
 Accrued accounting services fee (Note 2)  .......          7,083
 Other  ..........................................         43,185
                                                   --------------
    Total liabilities  ...........................     16,997,806
                                                   --------------
      Total net assets ........................... $  993,876,616
                                                   ==============
Net Assets
 $1.00 par value capital stock, authorized --
   600,000,000; shares outstanding _ 133,060,437
   Capital stock .................................   $133,060,437
   Additional paid-in capital ....................    788,926,333
 Accumulated undistributed income:
   Accumulated undistributed net investment
    income  ......................................      1,270,995
   Accumulated undistributed net realized gain on
    investment transactions  .....................      5,055,655
   Net unrealized appreciation in value of
    investments  .................................     65,563,196
                                                     ------------
    Net assets applicable to outstanding units
      of capital .................................   $993,876,616
                                                     ============
Net asset value per share (net assets divided by
 shares outstanding)  ............................          $7.47
                                                            =====


                       See notes to financial statements.

UNITED MUNICIPAL BOND FUND, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended SEPTEMBER 30, 1997

Investment Income
 Interest and amortization (Note 1B)  ..............  $56,789,291
                                                      -----------
 Expenses (Note 2):
   Investment management fee .......................    4,208,872
   Service fee .....................................    1,257,977
   Transfer agency and dividend disbursing .........      724,587
   Accounting services fee .........................       86,250
   Custodian fees ..................................       42,227
   Audit fees ......................................       27,343
   Legal fees ......................................       20,115
   Other ...........................................      194,517
                                                      -----------
    Total expenses  ................................    6,561,888
                                                      -----------
      Net investment income ........................   50,227,403
                                                      -----------
Realized and Unrealized Gain on
 Investments (Notes 1 and 3)
 Realized net gain on securities  ..................    7,890,338
 Realized net gain on put options purchased  .......    1,713,707
 Realized net gain on futures contracts closed  ....       58,125
                                                      -----------
   Net realized gain on investments ................    9,662,170
 Net unrealized appreciation in value of
   investments during the period ...................   31,319,181
                                                      -----------
   Net gain on investments .........................   40,981,351
                                                      -----------
    Net increase in net assets resulting
      from operations  .............................  $91,208,754
                                                      ===========


                       See notes to financial statements.

UNITED MUNICIPAL BOND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                           For the fiscal year
                                            ended September 30,
                                      -----------------------------
                                             1997        1996
                                      --------------   ------------
Increase (Decrease) in Net Assets
 Operations:
   Net investment income..............  $ 50,227,403       $51,863,441
   Realized net gain on
    investments  .....................     9,662,170        28,285,767
   Unrealized appreciation
    (depreciation) ...................    31,319,181       (10,296,280)
                                        ------------     -------------
    Net increase in net assets
      resulting from operations ......    91,208,754        69,852,928
                                        ------------     -------------
 Distributions to shareholders (Note 1D):*
   From net investment income ........   (49,761,391)      (52,041,101)
   From realized gains on securities
    transactions  ....................   (20,844,583)       (6,890,412)
                                        ------------     -------------
                                         (70,605,974)      (58,931,513)
                                        ------------     -------------
 Capital share transactions:
   Proceeds from sale of shares
    (69,698,111 and 69,215,523
    shares, respectively)  ...........   511,770,397       507,068,546
   Proceeds from reinvestment of
    dividends and/or capital gains
    distribution (8,113,114 and
    6,577,962 shares, respectively)  .    58,977,509        48,186,696
   Payments for shares redeemed
    (80,867,185 and 74,246,333
    shares, respectively)  ...........  (594,412,732)     (544,346,793)
                                        ------------     -------------
    Net increase (decrease) in net
      assets resulting from capital
      share transactions .............   (23,664,826)       10,908,449
                                        ------------     -------------
      Total increase (decrease) ......    (3,062,046)       21,829,864
Net Assets
 Beginning of period  ................   996,938,662       975,108,798
                                        ------------     -------------
 End of period, including
   undistributed net investment
   income of $1,270,995 and
   $804,983, respectively ............  $993,876,616      $996,938,662
                                        ============     =============

                     *See "Financial Highlights" on page .

                       See notes to financial statements.

UNITED MUNICIPAL BOND FUND, INC.
FINANCIAL HIGHLIGHTS
For a Share of Capital Stock Outstanding
Throughout Each Period:
                                  For the fiscal year ended
                                         September 30,
                             ------------------------------------
                               1997   1996    1995   1994    1993
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of period          $7.32  $7.25   $6.91  $7.83   $7.40
                              -----  -----   -----  -----   -----
Income from investment
 operations:
 Net investment
   income...........            .38    .39     .39    .38     .41
 Net realized and
   unrealized gain
   (loss) on
   investments......            .30    .12     .38  (0.67)    .65
                              -----  -----   -----  -----   -----
Total from investment
 operations ........            .68    .51     .77  (0.29)   1.06
                              -----  -----   -----  -----   -----
Less distributions:
 From net investment
   income...........          (0.37) (0.39)  (0.39) (0.38)  (0.40)
 From capital gains           (0.16) (0.05)  (0.00) (0.25)  (0.23)
 In excess of capital
   gains............          (0.00) (0.00)  (0.04) (0.00)  (0.00)
                              -----  -----   -----  -----   -----
Total distributions.          (0.53) (0.44)  (0.43) (0.63)  (0.63)
                              -----  -----   -----  -----   -----
Net asset value,
 end of period .....          $7.47  $7.32   $7.25  $6.91   $7.83
                              =====  =====   =====  =====   =====
Total return*.......           9.77%  7.16%  11.51% -3.91%  15.15%
Net assets, end of
 period (000
 omitted)  .........       $993,877$996,939$975,109$950,952$1,055,434
Ratio of expenses to
 average net assets            0.67%  0.68%   0.65%  0.64%   0.56%
Ratio of net investment
 income to average
 net assets ........           5.14%  5.23%   5.51%  5.17%   5.38%
Portfolio
 turnover rate .....          47.24% 74.97%  70.67% 62.61%  94.51%

*Total return calculated without taking into account the sales load deducted on an initial purchase.

                       See notes to financial statements.

UNITED MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1997

NOTE 1 -- Significant Accounting Policies

     United Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide income not subject to Federal income taxation. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Municipal bonds and the taxable obligations in the Fund's investment portfolio are not listed or traded on any securities exchange. Therefore, municipal bonds are valued using a pricing system provided by a pricing service or dealer in bonds. Short-term debt securities, whether taxable or nontaxable, are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code) and premiums on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Federal income taxes -- The Fund intends to distribute all of its net investment income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. In addition, the Fund intends to meet requirements of the Internal Revenue Code which will permit it to pay dividends from net investment income, substantially all of which will be exempt from Federal income tax. See Note 4 -- Federal Income Tax Matters.

D. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, net operating losses and expiring capital loss carryforwards.

E.   Futures -- See Note 5 -- Futures.

F.   Options -- See Note 6 -- Options.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .03% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $18.0 billion of combined net assets at September 30, 1997) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 10,000
           From $   25 to $   50          $ 20,000
           From $   50 to $  100          $ 30,000
           From $  100 to $  200          $ 40,000
           From $  200 to $  350          $ 50,000
           From $  350 to $  550          $ 60,000
           From $  550 to $  750          $ 70,000
           From $  750 to $1,000          $ 85,000
                $1,000 and Over           $100,000

     The Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions (which are not an expense of the Fund) of $900,465, out of which W&R paid sales commissions of $510,986 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed .25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $38,670, which are included in other expenses.

     W&R is an indirect subsidiary of Torchmark Corporation, a holding company, and United Investors Management Company, a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $449,376,246 while proceeds from maturities and sales aggregated $445,254,709. Purchases of options aggregated $14,576,549 while proceeds from options aggregated $14,562,121. Purchases of short-term securities aggregated $896,599,663 while proceeds from maturities and sales aggregated $942,937,166. No U.S. Government securities were bought or sold during the period ended September 30, 1997.

     For Federal income tax purposes, cost of investments owned at September 30, 1997 was $933,612,685, resulting in net unrealized appreciation of $60,162,027, of which $62,004,258 related to appreciated securities and $1,842,231 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $10,659,950 during its fiscal year ended September 30, 1997. A portion of the realized capital gain was paid to shareholders during the period ended September 30, 1997. Remaining net capital gains will be distributed to the Fund's shareholders.

NOTE 5 -- Futures

     The Fund may engage in buying and selling interest rate futures contracts, but only Debt Futures and Municipal Bond Index Futures. Upon entering into a futures contract, the Fund is required to deposit, in a segregated account, an amount of cash or U.S. Treasury Bills equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments ("variation margins") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying debt security or index. These changes in the variation margins are recorded by the Fund as unrealized gains or losses. Upon the closing of the contracts, the cumulative net change in the variation margin is recorded as realized gain or loss. The Fund uses futures to attempt to reduce the overall risk of its investments.

NOTE 6 -- Options

     Options purchased by the Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put. The Fund uses options to attempt to reduce the overall risk of its investments.

NOTE 7 -- Multiclass Operations

     On January 21, 1996, the Fund was authorized to offer investors a choice of two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges. Class A shares represent existing shareholders; Class Y shares are offered through a separate Prospectus to certain institutional investors. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Distribution and Service Plan and have a separate transfer agency and dividend disbursement services fee structure. As of September 30, 1997, the Fund had not commenced multiclass operations.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United Municipal Bond Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Municipal Bond Fund, Inc. (the "Fund") as of September 30, 1997, the related statements of operations and changes in net assets for the year then ended, and the financial highlights for the year then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit. The financial statements and the financial highlights of the Fund for each of the periods in the four-year period ended September 30, 1996 were audited by other auditors whose report, dated November 8, 1996, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of United Municipal Bond Fund, Inc. as of September 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
Kansas City, Missouri
October 31, 1997

                             REGISTRATION STATEMENT

                                     PART C

                               OTHER INFORMATION


24.  Financial Statements and Exhibits
     ---------------------------------

     (a)  Financial Statements -- United Municipal Bond Fund, Inc.

          Included in Part B:
          -------------------

          As of September 30, 1997
               Statements of Assets and Liabilities

          For the year ended September 30, 1997
               Statements of Operations

          For the two years ended September 30, 1997
               Statement of Changes in Net Assets

          Schedule I -- Investment Securities as of September 30, 1997

          Report of Independent Accountants

          Included in Part C:
          -------------------

          Financial Data Schedule

          Other schedules prescribed by Regulation S-X are not filed because the required matter is not present or is insignificant.

      (b) Exhibits

          (1) Articles of Incorporation, as amended, filed November 17, 1995 as EX-99.B1-charter to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A*

               Articles Supplementary filed November 17, 1995 as EX-99.B1-mbartsup to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A*

          (2) By-Laws, as amended, filed December 27, 1996 as EX-99.B2-mbbylaw to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A*

          (3)  Not applicable

          (4) Article FIFTH and Article SEVENTH of the Articles of Incorporation of Registrant filed November 17, 1995 as EX-99.B1-charter to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A*; Article I, Article IV and Article VII of the Bylaws of the Registrant filed December 27, 1996 as EX-99.B2-mbbylaw to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A*

          (5) Investment Management Agreement filed November 17, 1995 as EX-99.B5-mbima to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A*

               Assignment to the Investment Management Agreement filed November 17, 1995 as EX-99.B5-mbassign to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A*

          (6) Underwriting Agreement filed November 17, 1995 as EX-99.B6-mbua to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A*

          (7)  Not applicable

          (8) Custodian Agreement, as amended, filed May 30, 1997 as EX-99.B8-mbca to Post-Effective Amendment No. 37 to the Registration Statement on Form N1-A*

          (9) (a) Shareholder Servicing Agreement attached hereto as EX-99.B9-mbssa

               (b) Accounting Services Agreement filed November 17, 1995 as EX-99.B9-mbasa to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A*

               (c) Service Agreement filed by electronic format on July 30, 1993 as Exhibit (b)(15) to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A*

               (d) Amendment to Service Agreement filed December 29, 1994 as EX-99.B9(d)mbsaa to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A*

               (e) Amendment to Service Agreement filed November 17, 1995 as EX-99.B9-mbappsaa to Post-Effective Amendment No. 37 to the Registration Statement on Form N1-A*

               (f) Fund Class A Application, as amended, filed May 30, 1997 as EX-99.B9-mbappca to Post-Effective Amendment No. 37 to the Registration Statement on Form N1-A*

               (g) Fund Class Y Application filed November 17, 1995 as EX-99.B9-mbappcy to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A*

               (h) Fund NAV Application filed November 17, 1995 as EX-99.B9-mbnavapp to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A*

               (i) Class Y letter of understanding filed December 27, 1996 as EX-99.B9-mblou to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A*

          (10) Not applicable

          (11) Consent of Deloitte & Touche LLP, Independent Accountants, attached hereto as EX-99.B11-mbconsnt

               Consent of Price Waterhouse LLP, Independent Accountants, attached hereto as EX-99.B11-mbpwcon

               Opinion of Price Waterhouse LLP attached hereto as EX-99.B11-mbpwopin

          (12) Not applicable

          (13) Not applicable

          (14) Not applicable

          (15) Service Plan for Class A Shares filed November 17, 1995 as EX-99.B15-mbspca to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A*

               Distribution and Service Plan for Class A shares attached hereto as EX-99.B15-mbdsp

          (16) (a) Computation of average annual total return performance quotations for Class A shares filed by electronic format on July 30, 1993 as Exhibit (b)(16)(1) to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A*

               (b) Computation of yield performance quotation and tax equivalent yield performance quotation for Class A shares filed December 27, 1996 as EX-99.B16-mbyldcla to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A*

          (17) Financial Data Schedule attached hereto as EX-27.B17-mbfds

          (18) Multiple Class Plan filed November 17, 1995 as EX-99.B18-mbmcp to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A*

25.  Persons controlled by or under common control with Registrant
     -------------------------------------------------------------

     None

26.  Number of Holders of Securities
     -------------------------------

                                   Number of Record Holders as of
          Title of Class                 November 30, 1997
          --------------           ------------------------------

          Class A Capital Stock                30,804

          Class Y Capital Stock                  0

27.  Indemnification
     ---------------

     Reference is made to Article SEVENTH paragraph 6(b) through (f) of the Articles of Incorporation filed November 17, 1995 as EX-99.B1-charter to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A* and to Article IV of the Underwriting Agreement filed November 17, 1995 as EX-99.B6-mbua to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A*, both of which provide indemnification. Also refer to Section 2-418 of the Maryland General Corporation Law regarding indemnification of directors, officers, employees and agents.

28.  Business and Other Connections of Investment Manager
     ----------------------------------------------------

     Waddell & Reed Investment Management Company is the investment manager of the Registrant. Under the terms of an Investment Management Agreement between Waddell & Reed, Inc. and the Registrant, Waddell & Reed, Inc. is to provide investment management services to the Registrant. Waddell & Reed, Inc. assigned its investment management duties under this agreement to Waddell & Reed Investment Management Company on January 8, 1992. Waddell & Reed Investment Management Company is not engaged in any business other than the provision of investment management services to those registered investment companies described in Part A and Part B of this Post-Effective Amendment.

     Each director and executive officer of Waddell & Reed Investment Management Company has had as his sole business, profession, vocation or employment during the past two years only his duties as an executive officer and/or employee of Waddell & Reed Investment Management Company or its predecessors, except as to persons who are directors and/or officers of the Registrant and have served in the capacities shown in the Statement of Additional Information of the Registrant, and except for Mr. Ronald K. Richey. Mr. Richey is Chairman of the Board and Chief Executive Officer of Torchmark Corporation, the parent company of Waddell & Reed, Inc., and Chairman of the Board of United Investors Management Company, a holding company of which Waddell & Reed, Inc. is an indirect subsidiary. Mr. Richey's address is 2001 Third Avenue South, Birmingham, Alabama 35233.
     The address of the others is 6300 Lamar Avenue, Shawnee Mission, Kansas 66202-4200.

     As to each director and officer of Waddell & Reed Investment Management Company, reference is made to the Prospectus and SAI of this Registrant.

29.  Principal Underwriter
     ---------------------

     (a) Waddell & Reed, Inc. is the principal underwriter of the Registrant. It is also the principal underwriter to the following investment companies:

          United Funds, Inc.
          United International Growth Fund, Inc.
          United Continental Income Fund, Inc.
          United Vanguard Fund, Inc.
          United Retirement Shares, Inc.
          United High Income Fund, Inc.
          United Cash Management, Inc.
          United Government Securities Fund, Inc.
          United New Concepts Fund, Inc.
          United Gold & Government Fund, Inc.
          United Municipal High Income Fund, Inc.
          United High Income Fund II, Inc.
          United Asset Strategy Fund, Inc.
          Advantage I
          Advantage II
          Advantage Plus
          Waddell & Reed Funds, Inc.

     (b) The information contained in the underwriter's application on form BD, under the Securities Exchange Act of 1934, is herein incorporated by reference.

     (c) No compensation was paid by the Registrant to any principal underwriter who is not an affiliated person of the Registrant or any affiliated person of such affiliated person.

30.  Location of Accounts and Records
     --------------------------------

     The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder are under the possession of Mr. Robert L. Hechler and Ms. Sharon K. Pappas, as officers of the Registrant, each of whose business address is Post Office Box 29217, Shawnee Mission, Kansas 66201-9217.

31.  Management Services
     -------------------

     There is no service contract other than as discussed in Part A and Part B of this Post-Effective Amendment and as listed in response to Items (b)(9) and (b)(15) hereof.

32.  Undertakings
     ------------

     (a)  Not applicable

     (b)  Not applicable

     (c) The Fund agrees to furnish to each person to whom a prospectus is delivered a copy of the Fund's latest annual report to shareholders upon request and without charge.

     (d) To the extent that Section 16(c) of the Investment Company Act of 1940, as amended, applies to the Fund, the Fund agrees, if requested in writing by the shareholders of record of not less than 10% of the Fund's outstanding shares, to call a meeting of the shareholders of the Fund for the purpose of voting upon the question of removal of any director and to assist in communications with other shareholders as required by Section 16(c).

---------------------------------
*Incorporated herein by reference

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Overland Park, and State of Kansas, on the 29th day of December, 1997.


                       UNITED MUNICIPAL BOND FUND, INC.

                             (Registrant)

                            By /s/ Keith A. Tucker*
                            ------------------------
                           Keith A. Tucker, President

     Pursuant to the requirements of the Securities Act of 1933, and/or the Investment Company Act of 1940, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated.

     Signatures          Title
     ----------          -----

/s/Ronald K. Richey*     Chairman of the Board         December 29, 1997
----------------------                                 ----------------
Ronald K. Richey


/s/Keith A. Tucker*      President and Director        December 29, 1997
----------------------   (Principal Executive Officer) ----------------
Keith A. Tucker


/s/Theodore W. Howard*   Vice President, Treasurer     December 29, 1997
----------------------   and Principal Accounting      ----------------
Theodore W. Howard       Officer


/s/Robert L. Hechler*    Vice President and            December 29, 1997
----------------------   Principal Financial           ----------------
Robert L. Hechler        Officer


/s/Henry L. Bellmon*     Director                      December 29, 1997
----------------------                                 ----------------
Henry L. Bellmon


/s/James M. Concannon*   Director                      December 29, 1997
------------------                                     ----------------
James M. Concannon


/s/John A. Dillingham*   Director                      December 29, 1997
------------------                                     ----------------
John A. Dillingham


/s/Linda Graves*         Director                      December 29, 1997
------------------                                     ----------------
Linda Graves


/s/John F. Hayes*        Director                      December 29, 1997
-------------------                                    ----------------
John F. Hayes


                         Director
-------------------                                    ----------------
Glendon E. Johnson


/s/William T. Morgan*    Director                      December 29, 1997
-------------------                                    ----------------
William T. Morgan


/s/William L. Rogers*    Director                      December 29, 1997
------------------                                     ----------------
William L. Rogers


/s/Frank J. Ross, Jr.*   Director                      December 29, 1997
------------------                                     ----------------
Frank J. Ross, Jr.


/s/Eleanor B Schwartz*   Director                      December 29, 1997
-------------------                                    ----------------
Eleanor B. Schwartz


/s/Frederick Vogel III*  Director                      December 29, 1997
-------------------                                    ----------------
Frederick Vogel III


/s/Paul S. Wise*         Director                      December 29, 1997
-------------------                                    ----------------
Paul S. Wise


*By
    Sharon K. Pappas
    Attorney-in-Fact

ATTEST:
   David R. Burford
   Assistant Secretary